UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05635)

Exact name of registrant as specified in charter:	Putnam Diversified Income Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2021

Date of reporting period:	October 1, 2020 — March 31, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Diversified Income Trust

Semiannual report
3 | 31 | 21

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PDINX

Putnam
Diversified Income
Trust

Semiannual report
3 | 31 | 21

Message from the Trustees

May 10, 2021

Dear Fellow Shareholder:

As society continues to grapple with the Covid-19 pandemic, optimism remains tempered by concern about newer, more aggressive strains of the virus. After infection rates dropped early in the year, they began to rise again in some areas during March. At the same time, the pace of vaccinations accelerated, and several states eased restrictions on consumer activity.

Markets appear to expect an improving economy. The S&P 500 Index crossed the 4,000 threshold as the calendar turned to April. In addition, yields rose in the bond market. This is typically a sign that fixed-income investors anticipate both higher gross domestic product [GDP] growth and the risk of inflation.

No matter how markets move, Putnam’s portfolio managers and analysts keep their focus on researching new opportunities and potential risks. This active approach is intended to serve you through changing conditions.

As always, thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 9–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Source: Lipper, a Refinitiv company.

† The fund’s benchmark, the ICE BofA U.S. Treasury Bill Index, was introduced on 6/30/92, which post-dates the inception of the fund.

‡ Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/21. See above and pages 9–10 for additional fund performance information. Index descriptions can be found on page 15.

* Source: Bloomberg Index Services Limited.

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Bill, what was the fund’s investment environment like during the reporting period?

As calendar 2020 came to a close, news of multiple Covid-19 vaccines fueled hopes of returning to more normalcy in the economy, markets, and society. In the early months of the new year, widespread vaccine distribution bolstered investor optimism about the strength of the economic recovery in 2021. A $1.9 trillion aid package signed into law by President Biden in early March provided a further boost to market sentiment.

Against this backdrop, rising prices for stocks and commodities helped lift the overall market environment. Credit performed well with yield spreads tightening across the quality spectrum. [Spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries. Bond prices rise as spreads tighten and fall as spreads widen.] However, concerns about the potential inflationary impact of additional stimulus on top of an already-recovering economy led to an exodus from government bonds. This drove longer-term interest rates higher and placed a degree of pressure on the credit market. After

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Credit qualities are shown as a percentage of the fund’s net assets as of 3/31/21. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

beginning the period at 0.69%, the yield on the benchmark 10-year U.S. Treasury note reached 1.74% by March 31. Similarly, the yield on the 30-year Treasury note rose from 1.46% to 2.41% over the same time period.

Within this environment, ascending bond yields weighed on investment-grade [IG] debt despite spread tightening. Convertible bonds and high-yield credit, meanwhile, posted strong gains, aided by better-than-expected corporate earnings and higher oil prices.

Which holdings and strategies drove the fund’s performance during the period?

Reflecting strong investor demand for risk, our corporate credit holdings provided a major boost to results during most of the period. Convertible bonds led the way, as this equity- sensitive sector was particularly strong at the end of 2020. High-yield bonds also added considerable value. Positions in IG credit helped, albeit more modestly.

Our mortgage-credit holdings provided a further meaningful boost. The commercial mortgage sector continued to heal following the dramatic downturn that occurred during the first quarter of 2020. Investor concerns that the Covid-19 pandemic might permanently impair cash flows in certain segments of the commercial mortgage-backed securities [CMBS] market waned as U.S. vaccine distribution became more widespread.

Agency credit-risk transfer securities [CRTs] also performed well. CRTs benefited from stabilization in the residential mortgage market amid falling delinquencies and fewer people participating in the government’s mortgage forbearance program. Strength in the housing

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market fueled by robust demand and limited supply provided a further tailwind for the sector.

Investments in emerging-market [EM] debt also contributed, primarily during the first half of the period. At the end of 2020, investor optimism about the prospects for a global recovery as vaccine distribution began fueled a rally in EM bonds. Positions in the Ivory Coast, the Dominican Republic, Senegal, Mexico, and Egypt added the most value.

What about detractors to fund performance over the reporting period?

The fund’s interest-rate and yield-curve positioning was the only material detractor. Duration has been a very good risk diversifier over time, and normally benefits during risk-off periods when interest rates decline. During the six-month period, however, our positioning suffered amid rising interest rates.

How did you use derivatives during the period?

We used credit default swaps to gain exposure to CMBS via CMBX, hedge the fund’s credit and market risks, and gain exposure to specific sectors or individual names. [CMBX is a group of tradeable indexes that each reference a basket of 25 CMBS issued in a particular year.] We also utilized options to hedge the fund’s interest-rate risk, isolate the prepayment risk associated with our holdings of collateralized mortgage obligations [CMOs], and help manage overall downside risk. In addition, we used total return swaps as a hedging tool and to help manage the portfolio’s sector exposure as well as its inflation risk.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 3/31/21. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

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What is your near-term outlook?

As the economy reopens amid widespread distribution of Covid-19 vaccines, we believe GDP growth will be robust, particularly in the second and third quarters of calendar 2021. We’re also anticipating a strong recovery in corporate earnings growth. Since, in our view, growth expectations are already reflected in asset-market pricing, we are cautiously watching for economic data surprises in the coming months.

In light of expectations for sturdier growth, we believe U.S. Treasury yields could rise further this year. That said, we think the trend toward higher rates will be gradual, as bond investors adjust their growth and inflation outlooks, which may lead to periods of market volatility.

In addition to interest rates and Covid-19 vaccine progress, we are also monitoring inflation metrics. Given base effects from the prior year and an expected demand surge as the economy fully reopens, we believe any uptick in inflation will be temporary.

We believe today’s monetary and fiscal policies are more closely aligned for economic stimulus than they’ve been in the past 20 years. As a result, we will be alert to signs that we think may cause the U.S. Federal Reserve to shift from its dovish posture sooner than currently expected.

What are your current views on the various sectors in which the fund invests?

Looking first at high-yield bonds, we have a constructive intermediate-term view of corporate fundamentals and the market’s supply-and-demand backdrop, although we expect the ongoing global health crisis to have an effect. Also, even though bond spreads retightened following their sizable widening in March 2020, and compressed further on favorable vaccine news, we think valuations remain relatively attractive.

In IG credit, we believe that a significant amount of anticipated good news has been priced in by the market. As of period end, IG corporate spreads had tightened considerably, making valuations in this sector less attractive. Consequently, security selection and sector

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

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rotation will be of utmost importance as we navigate this market. That said, we think U.S. IG credit is still more attractive to foreign investors compared with bonds from Europe or the United Kingdom, after adjusting for foreign-exchange hedging costs.

Within the CMBS market, while there continues to be a degree of negative sentiment toward certain property types, we continue to have conviction in the fund’s CMBX exposure. We believe current valuations fairly compensate investors for existing risk levels and provide an attractive risk premium.

While some parts of the CMBS market will likely continue to struggle, there are CMBS backed by what we consider to be strong underlying collateral that have suffered amid widespread fear of the sector. We think many of these bonds represent attractive investment opportunities.

Within residential mortgage credit, against the backdrop of robust home sales and a rebound in mortgage originations, we continue to find what we perceive as value across numerous market segments.

In prepayment-sensitive areas of the market, we retain an optimistic outlook on agency interest-only [IO] CMOs, as well as inverse IOs backed by jumbo loans and more seasoned collateral. Overall, we view prepayment-related opportunities as attractive sources of diversification for the fund.

In non-U.S. sovereign debt in both developed and emerging markets, we think the economic recovery will be strongest in countries with large service sectors and effective vaccine distribution. We also prefer countries that can

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

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contain government expenditures despite political pressures to raise them.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2021, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (10/3/88)
Before sales charge	5.88%	37.59%	3.24%	30.23%	5.43%	8.89%	2.88%	16.29%	7.22%
After sales charge	5.74	32.08	2.82	25.02	4.57	4.53	1.49	11.64	2.93
Class B (3/1/93)
Before CDSC	5.67	29.59	2.63	25.40	4.63	6.54	2.13	15.63	6.91
After CDSC	5.67	29.59	2.63	23.40	4.29	3.66	1.21	10.63	1.91
Class C (2/1/99)
Before CDSC	5.68	29.55	2.62	25.57	4.66	6.52	2.13	15.62	6.98
After CDSC	5.68	29.55	2.62	25.57	4.66	6.52	2.13	14.62	5.98
Class M (12/1/94)
Before sales charge	5.59	34.25	2.99	28.65	5.17	8.12	2.64	16.10	7.12
After sales charge	5.48	29.88	2.65	24.47	4.48	4.61	1.51	12.33	3.64
Class R (12/1/03)
Net asset value	5.60	34.43	3.00	28.72	5.18	8.19	2.66	16.31	7.22
Class R6 (11/1/13)
Net asset value	6.09	42.09	3.57	32.51	5.79	10.00	3.23	16.74	7.34
Class Y (7/1/96)
Net asset value	6.07	41.32	3.52	32.11	5.73	9.74	3.15	16.72	7.41

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

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Comparative index returns For periods ended 3/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
ICE BofA U.S.
Treasury Bill Index	—*	6.79%	0.66%	6.20%	1.21%	4.72%	1.55%	0.12%	0.06%
Lipper Alternative
Credit Focus Funds	5.29%	27.15	2.36	21.33	3.84	9.57	3.03	15.67	4.36
category average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmark, the ICE BofA U.S. Treasury Bill Index, was introduced on 6/30/92, which post-dates the inception of the fund.

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/21, there were 124, 122, 110, 103, 33, and 3 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/21

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y
Number	6		6	6	6		6	6	6
Income	$0.114		$0.089	$0.089	$0.107		$0.107	$0.126	$0.121
Capital gains	—		—	—	—		—	—	—
Total	$0.114		$0.089	$0.089	$0.107		$0.107	$0.126	$0.121
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
9/30/20	$6.45	$6.72	$6.37	$6.31	$6.30	$6.51	$6.35	$6.38	$6.38
3/31/21	6.80	7.08	6.72	6.66	6.64	6.86	6.70	6.72	6.73
	Before	After	Net	Net	Before	After	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value
Current dividend
rate[1]	3.35%	3.22%	2.68%	2.70%	3.25%	3.15%	3.22%	3.75%	3.57%
Current 30-day
SEC yield [2]	N/A	3.42	2.81	2.80	N/A	3.21	3.31	3.90	3.81

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 9/30/20	0.99%	1.74%	1.74%	1.24%	1.24%	0.64%	0.74%
Annualized expense ratio for the
six-month period ended 3/31/21	0.98%	1.73%	1.73%	1.23%	1.23%	0.64%	0.73%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/20 to 3/31/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.06	$8.92	$8.93	$6.35	$6.35	$3.31	$3.77
Ending value (after expenses)	$1,072.20	$1,069.10	$1,069.80	$1,071.20	$1,072.20	$1,073.40	$1,074.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/21, use the following calculation method. To find the value of your investment on 10/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$4.94	$8.70	$8.70	$6.19	$6.19	$3.23	$3.68
Ending value (after expenses)	$1,020.04	$1,016.31	$1,016.31	$1,018.80	$1,018.80	$1,021.74	$1,021.29

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Consider these risks before investing

Emerging-market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The fund’s investments in mortgage-backed securities and asset-backed securities, and in certain other securities and derivatives, may be or become illiquid. The fund’s concentration in an industry group comprising mortgage-backed securities may make the fund’s net asset value more susceptible to economic, market, political, and other developments affecting the housing or real estate markets and the servicing of mortgage loans secured by real estate properties. The fund currently has significant investment exposure to commercial mortgage-backed securities. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. The value of investments in the fund’s portfolio may fall or fail to rise over time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. International investing involves currency, economic, and political risks. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Our investment techniques, analyses, and judgments may not produce the outcome we intend. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit-risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government

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agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

○ Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

CMBX Index is an unmanaged index that tracks the performance of a basket of CMBS issued in a particular year.

ICE BofA (Intercontinental Exchange Bank of America) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury Bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or limited, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Diversified Income Trust 15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2021, Putnam employees had approximately $559,000,000 and the Trustees had approximately $79,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Diversified Income Trust

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Diversified Income Trust 17

The fund’s portfolio 3/31/21 (Unaudited)

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (76.9%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (2.4%)
Government National Mortgage Association Pass-Through Certificates
6.50%, 11/20/38	$126,639	$150,059
5.00%, 3/20/50	33,479	37,776
4.00%, TBA, 4/1/51	63,000,000	67,252,569
3.50%, with due dates from 9/20/49 to 11/20/49	130,942	141,936
		67,582,340
U.S. Government Agency Mortgage Obligations (74.5%)
Uniform Mortgage-Backed Securities
5.50%, TBA, 4/1/51	23,000,000	25,709,713
5.00%, TBA, 4/1/51	5,000,000	5,538,287
4.50%, TBA, 4/1/51	15,000,000	16,332,421
4.00%, TBA, 5/1/51	185,000,000	198,744,926
4.00%, TBA, 4/1/51	367,000,000	393,836,875
3.50%, TBA, 5/1/51	318,000,000	336,210,461
3.50%, TBA, 4/1/51	391,000,000	412,963,213
3.00%, TBA, 5/1/51	102,000,000	106,235,387
3.00%, TBA, 4/1/51	141,000,000	146,827,262
2.50%, TBA, 5/1/51	109,000,000	111,533,400
2.50%, TBA, 4/1/51	244,000,000	250,195,306
2.00%, TBA, 5/1/51	15,000,000	14,928,516
2.00%, TBA, 4/1/51	112,000,000	111,658,747
		2,130,714,514
Total U.S. government and agency mortgage obligations (cost $2,206,100,003)		$2,198,296,854

	Principal
U.S. TREASURY OBLIGATIONS (0.4%)*	amount	Value
U.S. Treasury Bonds 2.875%, 8/15/45 [i]	$286,000	$313,619
U.S. Treasury Notes
2.125%, 12/31/22 [i]	58,000	60,299
1.875%, 6/30/26 [i]	2,244,000	2,355,706
1.75%, 9/30/22 [i]	1,519,000	1,555,729
1.125%, 2/28/25 [i]	321,000	327,227
0.375%, 12/31/25 [i]	3,196,000	3,123,962
0.125%, 8/31/22 [i]	1,888,000	1,888,189
0.125%, 7/31/22 [i]	438,000	438,140
Total U.S. treasury obligations (cost $10,062,871)		$10,062,871

	Principal
MORTGAGE-BACKED SECURITIES (36.2%)*	amount	Value
Agency collateralized mortgage obligations (18.9%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3408, Class EK, ((-4.024 x 1 Month US LIBOR)
+ 25.79%), 25.367%, 4/15/37	$127,251	$235,414
REMICs IFB Ser. 3919, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.50%), 6.394%, 9/15/41	8,459,876	1,658,209
REMICs IFB Ser. 5011, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.25%), 6.141%, 9/25/50	5,960,807	1,330,929

18 Diversified Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (36.2%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 4742, Class S, IO, ((-1 x 1 Month US LIBOR)
+ 6.20%), 6.094%, 12/15/47	$23,818,506	$2,858,221
REMICs IFB Ser. 4731, Class QS, IO, ((-1 x 1 Month US LIBOR)
+ 6.20%), 6.094%, 11/15/47	16,153,197	2,924,706
REMICs Ser. 4509, Class CI, IO, 6.00%, 9/15/45	15,258,747	3,690,816
REMICs IFB Ser. 4839, Class WS, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.994%, 8/15/56	2,648,683	620,798
REMICs IFB Ser. 4678, Class MS, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.994%, 4/15/47	10,695,418	2,118,616
REMICs IFB Ser. 4265, Class SD, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.994%, 1/15/35	30,966,453	5,728,533
REMICs IFB Ser. 5004, Class SG, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.991%, 8/25/50	5,441,581	1,179,952
REMICs IFB Ser. 4945, Class SL, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 5.941%, 1/25/50	4,702,174	824,111
REMICs IFB Ser. 4937, Class 4937, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 5.941%, 12/25/49	1,331,790	256,782
Strips IFB Ser. 326, Class S2, IO, ((-1 x 1 Month US LIBOR) + 5.95%),
5.844%, 3/15/44	7,589,483	1,424,121
Strips IFB Ser. 311, Class S1, IO, ((-1 x 1 Month US LIBOR) + 5.95%),
5.844%, 8/15/43	7,232,054	1,318,415
REMICs Ser. 5007, Class IC, IO, 5.00%, 8/25/50	7,102,967	1,269,453
REMICs Ser. 4077, Class IK, IO, 5.00%, 7/15/42	6,236,832	935,525
REMICs Ser. 4984, Class IL, IO, 4.50%, 6/25/50	4,409,443	833,590
REMICs Ser. 4122, Class TI, IO, 4.50%, 10/15/42	4,566,777	587,543
REMICs Ser. 4000, Class PI, IO, 4.50%, 1/15/42	5,686,499	659,474
REMICs Ser. 4024, Class PI, IO, 4.50%, 12/15/41	6,989,172	816,111
REMICs Ser. 4635, Class PI, IO, 4.00%, 12/15/46	15,269,635	1,483,749
REMICs Ser. 4193, Class PI, IO, 4.00%, 3/15/43	18,923,018	2,511,709
REMICs Ser. 4213, Class GI, IO, 4.00%, 11/15/41	11,714,439	729,288
REMICs Ser. 4020, Class IA, IO, 4.00%, 3/15/27	4,085,359	263,955
REMICs Ser. 4484, Class TI, IO, 3.50%, 11/15/44	4,680,563	244,802
REMICs Ser. 4105, Class HI, IO, 3.50%, 7/15/41	3,319,784	255,263
REMICs Ser. 4199, Class CI, IO, 3.50%, 12/15/37	365,676	437
REMICs Ser. 5051, Class BI, IO, 3.00%, 11/25/50	77,997,968	11,166,065
REMICs Ser. 4801, Class IG, IO, 3.00%, 6/15/48	9,396,917	955,961
REMICs Ser. 4165, Class TI, IO, 3.00%, 12/15/42	10,635,506	1,001,163
REMICs Ser. 4210, Class PI, IO, 3.00%, 12/15/41	3,498,952	100,945
Structured Pass-Through Certificates FRB Ser. 57, Class 1AX, IO,
0.379%, 7/25/43 W	7,462,408	74,624
REMICs Ser. 3326, Class WF, zero %, 10/15/35	31,675	27,919
REMICs Ser. 1208, Class F, PO, zero %, 2/15/22	273	262
Federal National Mortgage Association
REMICs IFB Ser. 06-8, Class HP, ((-3.667 x 1 Month US LIBOR)
+ 24.57%), 24.168%, 3/25/36	353,043	593,829
REMICs IFB Ser. 05-83, Class QP, ((-2.6 x 1 Month US LIBOR)
+ 17.39%), 17.112%, 11/25/34	63,122	75,746
Grantor Trust Ser. 98-T2, Class A4, IO, 6.50%, 10/25/36	8,976	771

Diversified Income Trust 19

	Principal
MORTGAGE-BACKED SECURITIES (36.2%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs IFB Ser. 12-36, Class SN, IO, ((-1 x 1 Month US LIBOR)
+ 6.45%), 6.341%, 4/25/42	$3,815,416	$580,653
REMICs IFB Ser. 10-35, Class SG, IO, ((-1 x 1 Month US LIBOR)
+ 6.40%), 6.291%, 4/25/40	6,468,589	1,330,467
REMICs IFB Ser. 18-38, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.20%), 6.091%, 6/25/48	52,426,667	8,235,758
REMICs IFB Ser. 18-44, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.20%), 6.091%, 6/25/48	19,705,865	3,356,106
REMICs IFB Ser. 15-42, Class LS, IO, ((-1 x 1 Month US LIBOR)
+ 6.20%), 6.091%, 6/25/45	2,810,296	444,687
REMICs IFB Ser. 13-18, Class SB, IO, ((-1 x 1 Month US LIBOR)
+ 6.15%), 6.041%, 10/25/41	2,646,385	144,839
REMICs Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	12,057,625	2,588,186
REMICs Ser. 15-69, IO, 6.00%, 9/25/45	14,056,249	3,406,897
REMICs Ser. 15-58, Class KI, IO, 6.00%, 3/25/37	20,726,240	4,628,315
REMICs IFB Ser. 19-5, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.991%, 3/25/49	2,382,439	460,716
REMICs IFB Ser. 18-86, Class DS, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.991%, 12/25/48	949,527	97,327
REMICs IFB Ser. 16-96, Class ST, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.991%, 12/25/46	42,503,529	7,884,442
REMICs IFB Ser. 16-62, Class GS, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.991%, 9/25/46	28,955,888	5,215,535
REMICs FRB Ser. 20-12, Class SK, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 5.941%, 3/25/50	3,131,958	624,544
REMICs IFB Ser. 19-73, Class 73, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 5.941%, 12/25/49	1,679,756	351,340
REMICs IFB Ser. 19-57, Class KS, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 5.941%, 10/25/49	4,215,284	724,945
REMICs IFB Ser. 19-43, Class JS, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 5.941%, 8/25/49	2,147,465	352,971
REMICs IFB Ser. 19-47, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 5.941%, 8/25/49	22,763,218	4,374,064
REMICs IFB Ser. 19-34, Class SL, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 5.941%, 7/25/49	27,170,807	4,595,130
REMICs IFB Ser. 19-38, Class 38, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 5.941%, 7/25/49	1,203,616	249,233
REMICs IFB Ser. 11-101, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 5.90%), 5.791%, 10/25/41	14,625,348	2,575,748
Interest Strip Ser. 399, Class 2, IO, 5.50%, 11/25/39	20,313	3,979
Interest Strip Ser. 374, Class 6, IO, 5.50%, 8/25/36	857,648	148,069
REMICs Ser. 16-3, Class MI, IO, 5.50%, 2/25/46	36,877,443	7,024,046
REMICs Ser. 15-30, IO, 5.50%, 5/25/45	1,556,583	305,168
Interest Strip Ser. 378, Class 19, IO, 5.00%, 6/25/35	944,449	161,164
REMICs Ser. 20-45, Class EI, IO, 5.00%, 7/25/50	7,343,860	1,309,036
REMICs Ser. 12-151, Class IN, IO, 5.00%, 1/25/43	11,200,647	2,078,728
Interest Strip Ser. 404, Class 2, IO, 4.50%, 5/25/40	66,030	10,629
REMICs Ser. 20-76, Class BI, IO, 4.50%, 11/25/50	5,973,553	1,009,292
REMICs Ser. 18-58, Class AI, IO, 4.50%, 8/25/48	27,691,682	4,942,638
REMICs Ser. 12-127, Class BI, IO, 4.50%, 11/25/42	5,332,228	1,009,047

20 Diversified Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (36.2%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs Ser. 12-30, Class HI, IO, 4.50%, 12/25/40	$3,834,490	$153,379
Interest Strip Ser. 405, Class 2, IO, 4.00%, 10/25/40	73,068	11,095
REMICs Ser. 20-75, Class MI, IO, 4.00%, 11/25/50	8,698,765	1,540,638
REMICs Ser. 19-70, Class 70, IO, 4.00%, 12/25/49	19,209,942	1,814,379
REMICs Ser. 18-3, Class PI, IO, 4.00%, 2/25/48	10,841,355	1,356,812
REMICs Ser. 17-65, Class LI, IO, 4.00%, 8/25/47	6,175,461	704,126
REMICs Ser. 15-88, Class QI, IO, 4.00%, 10/25/44	4,146,596	479,438
REMICs Ser. 15-83, IO, 4.00%, 10/25/43	1,530,086	197,294
REMICs Ser. 13-41, Class IP, IO, 4.00%, 5/25/43	10,831,537	1,389,469
REMICs Ser. 13-115, Class CI, IO, 4.00%, 2/25/43	4,420,700	82,013
REMICs Ser. 13-44, Class PI, IO, 4.00%, 1/25/43	4,043,341	480,187
REMICs Ser. 13-60, Class IP, IO, 4.00%, 10/25/42	4,513,641	361,092
REMICs Ser. 16-70, Class QI, IO, 3.50%, 10/25/46	17,030,429	1,997,669
REMICs Ser. 13-18, Class IN, IO, 3.50%, 3/25/43	13,439,174	1,528,449
REMICs Ser. 13-70, Class CI, IO, 3.50%, 1/25/43	2,909,383	210,241
REMICs Ser. 13-49, Class IP, IO, 3.50%, 12/25/42	8,440,303	527,429
REMICs Ser. 13-40, Class YI, IO, 3.50%, 6/25/42	9,493,738	848,646
REMICs Ser. 12-123, Class DI, IO, 3.50%, 5/25/41	15,377,677	1,499,446
REMICs Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	21,299,650	2,195,057
REMICs Ser. 12-145, Class TI, IO, 3.00%, 11/25/42	3,940,342	209,284
REMICs Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	3,589,156	179,608
REMICs Ser. 13-35, Class PI, IO, 3.00%, 2/25/42	9,342,185	357,993
REMICs Ser. 13-53, Class JI, IO, 3.00%, 12/25/41	9,436,733	692,486
REMICs Ser. 13-30, Class IP, IO, 3.00%, 10/25/41	3,846,656	91,244
Grantor Trust Ser. 00-T6, IO, 0.717%, 11/25/40 W	3,180,775	67,432
REMICs FRB Ser. 01-50, Class B1, IO, 0.389%, 10/25/41 W	111,278	501
Trust FRB Ser. 02-W8, Class 1, IO, 0.299%, 6/25/42 W	5,037,773	44,332
REMICs Ser. 99-51, Class N, PO, zero %, 9/17/29	15,877	14,448
Government National Mortgage Association
IFB Ser. 13-9, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.75%),
6.639%, 1/20/43	24,356,341	5,622,508
IFB Ser. 10-68, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.58%),
6.469%, 6/20/40	1,202,456	257,913
IFB Ser. 21-57, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.30%),
6.194%, 3/20/51	134,939,000	17,765,259
IFB Ser. 18-105, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.25%),
6.139%, 8/20/48	33,816,753	5,105,202
IFB Ser. 18-91, Class SH, IO, ((-1 x 1 Month US LIBOR) + 6.25%),
6.139%, 7/20/48	23,612,661	3,593,425
IFB Ser. 18-104, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.20%),
6.089%, 8/20/48	30,567,073	4,425,073
IFB Ser. 18-100, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.20%),
6.089%, 7/20/48	26,192,880	3,956,225
IFB Ser. 18-89, Class LS, IO, ((-1 x 1 Month US LIBOR) + 6.20%),
6.089%, 6/20/48	20,334,732	3,102,151
IFB Ser. 18-67, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.20%),
6.089%, 5/20/48	19,253,790	2,986,016
IFB Ser. 17-160, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.20%),
6.089%, 10/20/43	27,212,398	4,704,724

Diversified Income Trust 21

	Principal
MORTGAGE-BACKED SECURITIES (36.2%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 20-97, Class QS, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
6.039%, 7/20/50	$5,256,031	$877,917
IFB Ser. 18-139, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
6.039%, 10/20/48	3,138,865	472,354
IFB Ser. 13-129, Class SN, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
6.039%, 9/20/43	4,940,811	970,622
IFB Ser. 16-77, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
6.039%, 3/20/43	1,625,496	169,149
IFB Ser. 13-152, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
6.039%, 5/20/41	20,437,168	4,121,717
IFB Ser. 10-20, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
6.039%, 2/20/40	5,187,738	1,011,194
IFB Ser. 13-99, Class VS, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.994%, 7/16/43	5,646,127	953,010
IFB Ser. 20-63, Class PS, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.989%, 4/20/50	4,927,590	997,103
IFB Ser. 19-96, Class SY, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.989%, 8/20/49	3,279,218	543,366
IFB Ser. 19-83, Class SY, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.989%, 7/20/49	3,571,102	546,950
IFB Ser. 18-164, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.989%, 12/20/48	48,178,191	7,622,080
IFB Ser. 16-77, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.989%, 10/20/45	19,066,679	3,938,392
IFB Ser. 14-58, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.989%, 4/20/44	6,217,680	1,205,546
IFB Ser. 14-60, Class SE, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.989%, 4/20/44	9,028,407	1,540,039
IFB Ser. 14-46, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.989%, 3/20/44	10,031,034	1,945,620
IFB Ser. 14-4, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.989%, 1/20/44	16,516,521	3,224,225
IFB Ser. 13-182, Class SY, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.989%, 12/20/43	6,270,329	1,260,518
IFB Ser. 20-15, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.939%, 2/20/50	9,323,369	1,156,002
IFB Ser. 20-7, Class SK, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.939%, 1/20/50	45,843,986	7,825,517
IFB Ser. 19-125, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.939%, 10/20/49	10,195,440	2,709,672
IFB Ser. 19-99, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.939%, 8/20/49	6,330,066	932,381
IFB Ser. 19-78, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.939%, 6/20/49	7,356,507	944,578
IFB Ser. 19-6, Class SM, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.939%, 1/20/49	35,267,995	5,020,906
Ser. 17-104, Class MI, IO, 5.50%, 7/16/47	12,701,595	3,027,923
Ser. 17-79, Class IB, IO, 5.50%, 5/20/47	4,924,927	1,044,078
Ser. 17-52, Class DI, IO, 5.50%, 4/20/47	5,931,904	1,199,128

22 Diversified Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (36.2%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 14-119, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.60%),
5.489%, 8/20/44	$14,941,404	$2,592,452
Ser. 19-119, Class IN, IO, 5.00%, 9/20/49	38,759,932	5,725,260
Ser. 18-37, IO, 5.00%, 3/20/48	12,754,167	2,076,063
Ser. 17-179, Class WI, IO, 5.00%, 12/20/47	7,400,866	1,563,591
Ser. 17-38, Class DI, IO, 5.00%, 3/16/47	6,250,956	1,225,500
Ser. 16-126, Class PI, IO, 5.00%, 2/20/46	11,375,400	2,299,537
Ser. 18-127, Class ID, IO, 5.00%, 7/20/45	8,659,023	1,285,259
Ser. 15-167, Class MI, IO, 5.00%, 6/20/45	19,320,174	3,517,972
Ser. 18-127, Class IC, IO, 5.00%, 10/20/44	2,523,889	504,702
Ser. 14-132, IO, 5.00%, 9/20/44	7,593,926	1,492,890
Ser. 14-163, Class NI, IO, 5.00%, 2/20/44	7,816,441	1,281,080
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	2,953,264	524,204
Ser. 12-146, IO, 5.00%, 12/20/42	5,485,530	1,113,398
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	21,257,055	4,253,280
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	6,815,748	1,330,249
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	33,454,257	6,805,934
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	20,703,445	4,142,345
Ser. 17-26, Class MI, IO, 5.00%, 11/20/39	1,514,177	300,657
Ser. 15-105, Class LI, IO, 5.00%, 10/20/39	10,266,625	2,040,902
Ser. 15-79, Class GI, IO, 5.00%, 10/20/39	9,134,919	1,770,827
Ser. 18-94, Class AI, IO, 4.50%, 7/20/48	3,408,815	557,128
Ser. 17-160, Class AI, IO, 4.50%, 10/20/47	9,538,831	1,629,718
Ser. 16-84, Class IB, IO, 4.50%, 11/16/45	2,402,314	462,830
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	3,890,827	411,299
Ser. 16-17, Class IA, IO, 4.50%, 3/20/45	12,648,303	2,146,328
Ser. 13-182, Class IQ, IO, 4.50%, 12/16/43	8,199,010	1,497,705
Ser. 13-34, Class IH, IO, 4.50%, 3/20/43	8,844,514	1,523,874
Ser. 13-183, Class JI, IO, 4.50%, 2/16/43	6,057,928	534,569
Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	1,713,803	151,568
Ser. 17-42, Class IC, IO, 4.50%, 8/20/41	10,717,102	1,956,881
Ser. 13-167, IO, 4.50%, 9/20/40	3,934,938	707,813
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	5,006,514	465,201
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	14,843,355	2,633,273
Ser. 10-20, Class BI, IO, 4.50%, 2/16/40	12,330,309	2,323,524
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	7,815,419	1,202,011
Ser. 14-71, Class PI, IO, 4.50%, 12/20/39	9,430,625	1,165,154
Ser. 16-138, Class DI, IO, 4.00%, 10/20/46	11,439,531	1,755,282
Ser. 15-89, Class IP, IO, 4.00%, 2/20/45	22,904,128	2,835,485
Ser. 15-64, Class YI, IO, 4.00%, 11/20/44	13,334,984	1,613,266
Ser. 15-79, Class MI, IO, 4.00%, 5/20/44	5,122,319	508,741
Ser. 14-4, Class BI, IO, 4.00%, 1/20/44	8,953,214	1,585,412
Ser. 14-4, Class IC, IO, 4.00%, 1/20/44	6,442,889	1,082,951
Ser. 14-163, Class PI, IO, 4.00%, 10/20/43	4,410,822	213,928
Ser. 13-165, Class IL, IO, 4.00%, 3/20/43	4,209,162	658,244
Ser. 13-27, Class IJ, IO, 4.00%, 2/20/43	4,834,855	778,315
Ser. 13-24, Class PI, IO, 4.00%, 11/20/42	2,371,536	322,423
Ser. 12-106, Class QI, IO, 4.00%, 7/20/42	8,341,184	1,167,766

Diversified Income Trust 23

	Principal
MORTGAGE-BACKED SECURITIES (36.2%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	$2,934,814	$484,108
Ser. 12-8, Class PI, IO, 4.00%, 5/20/41	8,444,562	899,860
Ser. 19-110, Class PI, IO, 3.50%, 9/20/49	25,024,607	1,656,629
Ser. 18-21, Class AI, IO, 3.50%, 2/20/48	4,230,954	221,188
Ser. 17-139, Class IG, IO, 3.50%, 9/20/47	3,771,210	448,579
Ser. 16-156, Class PI, IO, 3.50%, 11/20/46	7,223,416	171,917
Ser. 16-79, IO, 3.50%, 6/20/46	8,407,116	873,920
Ser. 15-131, Class CI, IO, 3.50%, 9/20/45	9,153,082	1,112,219
Ser. 15-131, Class MI, IO, 3.50%, 9/20/45	14,386,377	1,448,590
Ser. 16-75, Class EI, IO, 3.50%, 8/20/45	15,120,766	1,257,302
Ser. 13-102, Class IP, IO, 3.50%, 6/20/43	1,937,979	53,311
Ser. 13-76, IO, 3.50%, 5/20/43	12,393,279	1,815,864
Ser. 15-168, Class IG, IO, 3.50%, 3/20/43	8,711,517	1,232,309
Ser. 13-28, IO, 3.50%, 2/20/43	3,218,306	347,803
Ser. 13-54, Class JI, IO, 3.50%, 2/20/43	7,370,604	853,959
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	7,420,354	899,718
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	3,304,394	391,372
Ser. 12-140, Class IC, IO, 3.50%, 11/20/42	22,047,998	3,474,698
Ser. 12-128, Class IA, IO, 3.50%, 10/20/42	14,522,130	2,197,530
Ser. 12-92, Class AI, IO, 3.50%, 4/20/42	3,110,530	72,591
Ser. 18-127, Class IA, IO, 3.50%, 4/20/42	6,249,240	475,943
Ser. 13-37, Class LI, IO, 3.50%, 1/20/42	9,822,243	564,779
Ser. 15-131, Class BI, IO, 3.50%, 6/20/41	7,895,845	158,831
Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	15,045,392	977,951
Ser. 15-17, Class LI, IO, 3.50%, 5/16/40	8,678,151	344,522
Ser. 13-79, Class XI, IO, 3.50%, 11/20/39	12,561,625	753,334
Ser. 15-134, Class LI, IO, 3.50%, 5/20/39	6,692,858	173,945
Ser. 12-48, Class AI, IO, 3.50%, 2/20/36	2,956,328	98,069
Ser. 15-H10, Class BI, IO, 2.993%, 4/20/65 W	32,172,508	2,290,682
Ser. 15-H15, Class BI, IO, 2.598%, 6/20/65 W	61,895,285	4,524,545
Ser. 17-H11, Class TI, IO, 2.554%, 4/20/67 W	28,798,388	2,609,133
Ser. 16-H17, Class KI, IO, 2.521%, 7/20/66 W	24,464,401	1,994,460
Ser. 16-H16, Class EI, IO, 2.488%, 6/20/66 W	36,825,144	3,085,948
Ser. 17-H16, Class JI, IO, 2.473%, 8/20/67 W	38,992,568	3,936,144
Ser. 17-H02, Class BI, IO, 2.47%, 1/20/67 W	22,321,769	2,052,442
Ser. 17-H03, Class EI, IO, 2.453%, 1/20/67 W	26,254,941	3,010,681
Ser. 17-H16, IO, 2.41%, 8/20/67	36,521,355	3,742,124
Ser. 17-H06, Class BI, IO, 2.407%, 2/20/67 W	50,603,002	3,910,352
Ser. 17-H12, Class QI, IO, 2.395%, 5/20/67 W	45,549,668	3,907,068
Ser. 16-H04, Class HI, IO, 2.384%, 7/20/65 W	52,906,890	3,095,053
Ser. 18-H02, Class EI, IO, 2.378%, 1/20/68 W	76,461,331	7,693,921
Ser. 15-H18, Class BI, IO, 2.374%, 7/20/65 W	36,587,924	2,861,175
Ser. 16-H23, Class NI, IO, 2.361%, 10/20/66 W	97,169,540	8,269,128
Ser. 18-H02, Class HI, IO, 2.343%, 1/20/68 W	65,305,275	6,652,975
Ser. 18-H03, Class XI, IO, 2.333%, 2/20/68 W	91,042,446	9,086,036
Ser. 18-H01, IO, 2.332%, 12/20/67 W	26,503,263	2,513,490
Ser. 16-H22, Class AI, IO, 2.319%, 10/20/66 W	41,214,099	3,593,458
Ser. 18-H01, Class XI, IO, 2.306%, 1/20/68 W	39,157,373	4,581,373

24 Diversified Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (36.2%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 17-H18, Class FI, IO, 2.285%, 9/20/67 W	$40,963,557	$4,448,356
Ser. 16-H08, Class AI, IO, 2.263%, 8/20/65 W	44,636,827	2,428,244
Ser. 17-H06, Class MI, IO, 2.227%, 2/20/67 W	40,956,078	3,525,499
Ser. 17-H05, Class CI, IO, 2.199%, 2/20/67 W	29,753,617	3,010,976
Ser. 16-H24, Class JI, IO, 2.194%, 11/20/66 W	20,350,292	1,929,127
Ser. 17-H20, Class HI, IO, 2.182%, 10/20/67 W	36,479,195	3,741,963
Ser. 15-H24, Class AI, IO, 2.136%, 9/20/65 W	31,027,352	2,248,056
Ser. 17-H09, IO, 2.119%, 4/20/67 W	42,063,545	3,088,810
Ser. 15-H20, Class BI, IO, 2.086%, 8/20/65 W	43,361,786	3,269,479
Ser. 17-H10, Class MI, IO, 2.004%, 4/20/67 W	83,726,200	5,969,678
Ser. 16-H27, Class EI, IO, 1.967%, 12/20/66 W	34,634,153	2,600,021
Ser. 17-H11, Class DI, IO, 1.89%, 5/20/67 W	28,143,107	2,453,122
Ser. 15-H12, Class AI, IO, 1.858%, 5/20/65 W	74,995,012	4,784,681
Ser. 15-H23, Class DI, IO, 1.85%, 9/20/65 W	32,878,764	2,436,317
Ser. 15-H15, Class AI, IO, 1.806%, 6/20/65 W	43,085,408	3,580,398
FRB Ser. 15-H08, Class CI, IO, 1.791%, 3/20/65 W	54,299,763	3,442,605
Ser. 17-H06, Class DI, IO, 1.783%, 2/20/67 W	30,901,377	2,076,572
Ser. 15-H23, Class BI, IO, 1.75%, 9/20/65 W	63,187,332	4,189,320
Ser. 18-H15, Class EI, IO, 1.715%, 8/20/68 W	62,816,111	4,761,461
Ser. 15-H03, Class CI, IO, 1.712%, 1/20/65 W	60,415,195	3,721,576
Ser. 14-H25, Class BI, IO, 1.688%, 12/20/64 W	43,176,514	2,638,949
Ser. 16-H14, IO, 1.683%, 6/20/66 W	41,374,295	2,447,206
Ser. 16-H18, IO, 1.652%, 8/20/66 W	45,108,762	2,673,913
Ser. 16-H06, Class CI, IO, 1.61%, 2/20/66 W	38,697,916	2,020,418
Ser. 17-H03, Class HI, IO, 1.575%, 1/20/67 W	69,982,933	3,801,193
Ser. 15-H01, Class BI, IO, 1.557%, 1/20/65 W	32,501,361	1,834,052
Ser. 17-H08, Class NI, IO, 1.489%, 3/20/67 W	51,224,694	4,343,854
Ser. 14-H06, Class BI, IO, 1.459%, 2/20/64 W	38,430,760	1,536,884
Ser. 12-H29, Class AI, IO, 1.40%, 10/20/62 W	16,924,791	474,741
Ser. 12-H29, Class FI, IO, 1.40%, 10/20/62 W	16,924,791	473,285
Ser. 18-H04, IO, 0.996%, 2/20/68 W	47,776,782	4,710,504
Ser. 18-H05, Class BI, IO, 0.914%, 2/20/68 W	73,371,535	7,474,725
Ser. 18-H05, Class AI, IO, 0.903%, 2/20/68 W	59,065,109	6,017,258
Ser. 06-36, Class OD, PO, zero %, 7/16/36	5,436	4,892
		539,560,131
Commercial mortgage-backed securities (5.8%)
Banc of America Merrill Lynch Commercial Mortgage, Inc.
FRB Ser. 05-1, Class B, 5.117%, 11/10/42 (In default) † W	5,406,396	4,162,925
FRB Ser. 05-1, Class C, 5.117%, 11/10/42 (In default) † W	8,629,000	2,329,830
BANK 144A Ser. 17-BNK9, Class D, 2.80%, 11/15/54	320,000	274,111
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-T26, Class AJ, 5.432%, 1/12/45 W	591,000	483,143
Ser. 05-PWR7, Class B, 4.965%, 2/11/41 W	114,602	114,029
Ser. 05-PWR7, Class C, 4.965%, 2/11/41 W	4,945,000	5,562,918
Ser. 05-PWR7, Class D, 4.965%, 2/11/41 W	4,190,000	3,226,300
Bear Stearns Commercial Mortgage Securities Trust 144A FRB
Ser. 07-T28, Class D, 5.165%, 9/11/42 W	4,680,000	1,492,913

Diversified Income Trust 25

	Principal
MORTGAGE-BACKED SECURITIES (36.2%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class E,
5.758%, 12/15/47 W	$13,980,000	$13,621,929
COMM Mortgage Trust FRB Ser. 14-CR16, Class C, 4.907%, 4/10/47 W	241,000	256,550
COMM Mortgage Trust 144A
FRB Ser. 14-CR17, Class E, 4.847%, 5/10/47 W	226,000	176,280
FRB Ser. 14-UBS3, Class D, 4.769%, 6/10/47 W	3,926,000	3,954,125
FRB Ser. 12-CR3, Class E, 4.751%, 10/15/45 W	7,769,000	3,588,982
Ser. 12-LC4, Class E, 4.25%, 12/10/44	10,009,000	6,898,534
FRB Ser. 13-CR9, Class D, 4.243%, 7/10/45 W	5,143,000	2,809,169
Credit Suisse Commercial Mortgage Trust FRB Ser. 06-C5, Class AX,
IO, 0.685%, 12/15/39 W	6,953,129	69
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 07-C4, Class C, 5.719%, 9/15/39 W	168,163	167,984
FRB Ser. 08-C1, Class AJ, 5.416%, 2/15/41 W	10,781,406	5,899,586
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.764%, 4/15/50 W	6,587,000	4,691,028
DBUBS Mortgage Trust 144A FRB Ser. 11-LC2A, Class D,
5.615%, 7/10/44 W	211,000	208,189
GS Mortgage Securities Corp., II 144A FRB Ser. 13-GC10, Class D,
4.403%, 2/10/46 W	257,000	230,734
GS Mortgage Securities Trust 144A FRB Ser. 14-GC24, Class D,
4.532%, 9/10/47 W	17,168,000	10,635,386
JPMBB Commercial Mortgage Securities Trust FRB Ser. 13-C12,
Class C, 4.105%, 7/15/45 W	197,000	203,434
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 14-C18, Class D, 4.806%, 2/15/47 W	11,861,000	5,689,853
FRB Ser. 14-C18, Class E, 4.306%, 2/15/47 W	7,852,000	3,312,045
FRB Ser. 14-C25, Class D, 3.95%, 11/15/47 W	10,691,000	7,948,545
Ser. 14-C25, Class E, 3.332%, 11/15/47 W	15,725,000	7,789,568
JPMDB Commercial Mortgage Securities Trust Ser. 17-C5, Class C,
4.512%, 3/15/50 W	254,000	243,025
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 13-LC11, Class D, 4.168%, 4/15/46 W	431,000	339,115
Ser. 13-LC11, Class B, 3.499%, 4/15/46	180,000	183,905
JPMorgan Chase Commercial Mortgage Securities Trust 144A FRB
Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	13,371,809	8,688,146
Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 07-C5, Class X,
IO, 5.704%, 12/15/49 W	60,277	1
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class D, 4.353%, 8/15/46 W	650,000	58,500
FRB Ser. 15-C23, Class D, 4.145%, 7/15/50 W	2,998,000	2,946,091
FRB Ser. 13-C10, Class F, 4.082%, 7/15/46 W	254,000	81,280
Ser. 14-C17, Class E, 3.50%, 8/15/47	9,096,000	5,529,686
Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class C, 5.558%, 2/12/44 W	3,320,352	906,506
Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	3,447,379	3,394,681
Morgan Stanley Capital I Trust 144A FRB Ser. 12-C4, Class E,
5.419%, 3/15/45 W	7,066,000	3,603,660
Multifamily Connecticut Avenue Securities Trust 144A FRB
Ser. 20-01, Class M10, (1 Month US LIBOR + 3.75%), 3.859%, 3/25/50	568,000	585,985

26 Diversified Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (36.2%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%,
12/28/38 (In default) †	$4,414,162	$44
UBS-Barclays Commercial Mortgage Trust 144A
Ser. 12-C2, Class F, 5.00%, 5/10/63 W	6,847,000	1,804,349
Ser. 13-C6, Class B, 3.875%, 4/10/46 W	233,000	237,709
Ser. 13-C6, Class E, 3.50%, 4/10/46	8,520,000	6,250,664
Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 13-LC12, Class D, 4.274%, 7/15/46 W	14,132,111	7,064,189
Ser. 14-LC16, Class D, 3.938%, 8/15/50	11,010,000	2,540,578
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C3, Class E, 5.00%, 3/15/44 W	8,644,000	1,268,939
FRB Ser. 12-C9, Class E, 4.811%, 11/15/45 W	5,985,000	4,231,306
FRB Ser. 13-C15, Class D, 4.465%, 8/15/46 W	22,811,996	10,387,307
FRB Ser. 12-C10, Class D, 4.427%, 12/15/45 W	21,439,000	11,235,241
		167,309,066
Residential mortgage-backed securities (non-agency) (11.5%)
American Home Mortgage Investment Trust FRB Ser. 07-1,
Class GA1C, (1 Month US LIBOR + 0.19%), 0.299%, 5/25/47	8,219,287	4,725,907
BCAP, LLC Trust 144A FRB Ser. 11-RR3, Class 3A6,
2.613%, 11/27/36 W	7,189,977	5,751,981
Bear Stearns Alt-A Trust
FRB Ser. 05-7, Class 21A1, 2.986%, 9/25/35 W	1,995,658	1,868,258
FRB Ser. 05-8, Class 21A1, 2.548%, 10/25/35 W	75,917	67,147
Bear Stearns Mortgage Funding Trust FRB Ser. 06-AR2, Class 2A1,
(1 Month US LIBOR + 0.23%), 0.339%, 9/25/46	4,745,229	4,303,339
Bellemeade Re, Ltd. 144A
FRB Ser. 17-1, Class B1, (1 Month US LIBOR + 4.75%), 4.859%,
10/25/27 (Bermuda)	2,376,000	2,400,671
FRB Ser. 18-2A, Class B1, (1 Month US LIBOR + 2.65%), 2.759%,
8/25/28 (Bermuda)	730,000	732,231
Chevy Chase Funding, LLC Mortgage-Backed Certificates
144A FRB Ser. 06-4A, Class A2, (1 Month US LIBOR + 0.18%),
0.298%, 11/25/47	3,044,381	2,419,818
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 07-AMC3, Class A2D, (1 Month US LIBOR + 0.35%),
0.459%, 3/25/37	8,933,089	8,242,608
FRB Ser. 07-AMC3, Class A2B, (1 Month US LIBOR + 0.18%),
0.289%, 3/25/37	1,232,750	1,126,584
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A3,
3.698%, 3/25/65 W	410,000	426,318
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A1, 2.289%, 6/25/46 W	2,563,921	2,334,962
FRB Ser. 06-OA10, Class 1A1, (1 Month US LIBOR + 0.96%),
1.219%, 8/25/46	3,239,375	3,112,189
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
1.199%, 6/25/46	7,594,932	6,863,641
FRB Ser. 05-38, Class A3, (1 Month US LIBOR + 0.70%),
0.809%, 9/25/35	664,629	599,592
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.66%),
0.771%, 11/20/35	14,686,724	13,488,979

Diversified Income Trust 27

	Principal
MORTGAGE-BACKED SECURITIES (36.2%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Countrywide Alternative Loan Trust
FRB Ser. 06-OA10, Class 2A1, (1 Month US LIBOR + 0.38%),
0.489%, 8/25/46	$2,895,339	$2,558,539
FRB Ser. 06-OA10, Class 3A1, (1 Month US LIBOR + 0.38%),
0.489%, 8/25/46	4,993,402	4,590,300
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.38%),
0.489%, 8/25/46	10,146,367	8,988,669
Deutsche Alt-A Securities Mortgage Loan Trust FRB Ser. 06-AR4,
Class A2, (1 Month US LIBOR + 0.38%), 0.489%, 12/25/36	9,096,918	4,728,260
Eagle Re, Ltd. 144A FRB Ser. 20-1, Class B1, (1 Month US LIBOR
+ 2.85%), 2.959%, 1/25/30	686,000	643,380
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class B,
(1 Month US LIBOR + 10.50%), 10.609%, 5/25/28	6,322,893	7,014,969
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B,
(1 Month US LIBOR + 10.00%), 10.109%, 7/25/28	2,089,670	2,360,274
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B,
(1 Month US LIBOR + 9.35%), 9.459%, 4/25/28	10,579,136	12,361,199
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class B,
(1 Month US LIBOR + 7.55%), 7.659%, 12/25/27	11,156,830	12,011,257
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class B1,
(1 Month US LIBOR + 5.15%), 5.259%, 10/25/29	1,935,000	2,072,434
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
(1 Month US LIBOR + 5.15%), 5.259%, 11/25/28	2,511,942	2,618,471
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class B1,
(1 Month US LIBOR + 4.95%), 5.059%, 7/25/29	3,062,000	3,278,571
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3,
(1 Month US LIBOR + 4.75%), 4.859%, 10/25/24	220,666	223,278
Seasoned Credit Risk Transfer Trust Ser. 19-3, Class M,
4.75%, 10/25/58 W	1,710,000	1,795,665
Structured Agency Credit Risk Debt FRN Ser. 14-DN1, Class M3,
(1 Month US LIBOR + 4.50%), 4.609%, 2/25/24	360,141	359,466
Structured Agency Credit Risk Debt FRN Ser. 17-DNA3, Class B1,
(1 Month US LIBOR + 4.45%), 4.559%, 3/25/30	1,590,000	1,666,460
Structured Agency Credit Risk Debt FRN Ser. 16-HQA3, Class M3,
(1 Month US LIBOR + 3.85%), 3.959%, 3/25/29	3,145,000	3,255,567
Structured Agency Credit Risk Debt FRN Ser. 17-HQA1, Class M2,
(1 Month US LIBOR + 3.55%), 3.659%, 8/25/29	344,487	353,216
Structured Agency Credit Risk Debt FRN Ser. 18-DNA1, Class B1,
(1 Month US LIBOR + 3.15%), 3.259%, 7/25/30	137,000	135,518
Structured Agency Credit Risk Debt FRN Ser. 18-HQA1, Class M2,
(1 Month US LIBOR + 2.30%), 2.409%, 9/25/30	1,812,721	1,812,719
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class B2,
(1 Month US LIBOR + 12.25%), 12.359%, 2/25/49	570,000	629,871
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA5,
Class B2, (US 30 Day Average SOFR + 11.50%), 11.517%, 10/25/50	256,000	305,280
Structured Agency Credit Risk Trust FRB Ser. 19-HQA2, Class B2,
(1 Month US LIBOR + 11.25%), 11.368%, 4/25/49	1,150,000	1,287,198
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B2,
(1 Month US LIBOR + 11.00%), 11.109%, 10/25/48	2,953,000	3,362,716

28 Diversified Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (36.2%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class B2,
(1 Month US LIBOR + 10.75%), 10.859%, 1/25/49	$2,342,000	$2,555,925
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class B2,
(1 Month US LIBOR + 10.50%), 10.618%, 3/25/49	2,996,000	3,344,969
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA4,
Class B2, (1 Month US LIBOR + 10.00%), 10.118%, 8/25/50	448,000	511,840
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA3,
Class B2, (1 Month US LIBOR + 10.00%), 10.109%, 7/25/50	3,318,000	3,716,160
Structured Agency Credit Risk Debt FRN Ser. 20-DNA3, Class B2,
(1 Month US LIBOR + 9.35%), 9.459%, 6/25/50	239,000	278,734
Structured Agency Credit Risk Trust FRB Ser. 19-DNA3, Class B2,
(1 Month US LIBOR + 8.15%), 8.268%, 7/25/49	1,763,000	1,819,484
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class B2,
(1 Month US LIBOR + 7.75%), 7.859%, 9/25/48	3,182,000	3,241,491
Structured Agency Credit Risk Debt FRN Ser. 20-DNA3, Class B1,
(1 Month US LIBOR + 5.10%), 5.209%, 6/25/50	1,390,000	1,430,738
Structured Agency Credit Risk Trust FRB Ser. 19-FTR3,
Class FTR3, (1 Month US LIBOR + 4.80%), 4.918%, 9/25/47	1,290,000	1,243,238
Seasoned Credit Risk Transfer Trust Ser. 19-2, Class M,
4.75%, 8/25/58 W	5,008,000	5,241,633
Seasoned Credit Risk Transfer Trust Ser. 19-1, Class M,
4.75%, 7/25/58 W	1,850,000	1,917,118
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B1,
(1 Month US LIBOR + 4.25%), 4.359%, 10/25/48	753,000	763,354
Seasoned Credit Risk Transfer Trust FRB Ser. 17-2, Class 2,
4.00%, 8/25/56 W	200,000	204,536
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA2,
Class M2, (1 Month US LIBOR + 3.10%), 3.218%, 3/25/50	1,965,000	1,984,037
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2,
(1 Month US LIBOR + 2.65%), 2.759%, 1/25/49	179,112	180,124
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2,
(1 Month US LIBOR + 2.45%), 2.568%, 3/25/49	99,878	100,003
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2,
(1 Month US LIBOR + 2.30%), 2.409%, 10/25/48	644,400	643,785
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B,
(1 Month US LIBOR + 12.25%), 12.359%, 9/25/28	14,099,690	17,280,926
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B,
(1 Month US LIBOR + 11.75%), 11.859%, 10/25/28	7,695,841	9,308,661
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B,
(1 Month US LIBOR + 11.75%), 11.859%, 8/25/28	5,420,480	6,507,692
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2B,
(1 Month US LIBOR + 10.75%), 10.859%, 1/25/29	444,365	510,903
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1B,
(1 Month US LIBOR + 10.25%), 10.359%, 1/25/29	992,039	1,156,966
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1B,
(1 Month US LIBOR + 9.25%), 9.359%, 4/25/29	3,169,795	3,566,804
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 6.009%, 10/25/28	463,776	490,461

Diversified Income Trust 29

	Principal
MORTGAGE-BACKED SECURITIES (36.2%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 5.809%, 4/25/28	$15,008,740	$15,920,216
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2B1,
(1 Month US LIBOR + 5.50%), 5.609%, 9/25/29	18,272,300	19,670,935
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2,
(1 Month US LIBOR + 5.30%), 5.409%, 10/25/28	1,896,749	1,993,942
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 5.109%, 7/25/25	241,846	244,741
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1B1,
(1 Month US LIBOR + 4.85%), 4.959%, 10/25/29	4,947,000	5,275,876
Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2,
(1 Month US LIBOR + 4.55%), 4.659%, 2/25/25	588,457	592,338
Connecticut Avenue Securities FRB Ser. 18-C04, Class 2B1,
(1 Month US LIBOR + 4.50%), 4.609%, 12/25/30	753,000	777,904
Connecticut Avenue Securities FRB Ser. 17-C07, Class 2B1,
(1 Month US LIBOR + 4.45%), 4.559%, 5/25/30	1,200,000	1,234,895
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2B1,
(1 Month US LIBOR + 4.45%), 4.559%, 2/25/30	3,018,000	3,093,450
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2,
(1 Month US LIBOR + 4.45%), 4.559%, 1/25/29	60,532	63,100
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2,
(1 Month US LIBOR + 4.30%), 4.409%, 2/25/25	106,642	108,216
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1B1,
(1 Month US LIBOR + 4.25%), 4.359%, 1/25/31	425,000	431,681
Connecticut Avenue Securities FRB Ser. 18-C06, Class 2B1,
(1 Month US LIBOR + 4.10%), 4.209%, 3/25/31	1,624,000	1,630,211
Connecticut Avenue Securities FRB Ser. 17-C07, Class 1B1,
(1 Month US LIBOR + 4.00%), 4.109%, 5/25/30	1,626,000	1,666,699
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 4.109%, 5/25/25	359,789	363,727
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
(1 Month US LIBOR + 4.00%), 4.109%, 5/25/25	556,027	561,542
Connecticut Avenue Securities FRB Ser. 18-C06, Class 1B1,
(1 Month US LIBOR + 3.75%), 3.859%, 3/25/31	313,000	311,906
Connecticut Avenue Securities FRB Ser. 18-C03, Class 1B1,
(1 Month US LIBOR + 3.75%), 3.859%, 10/25/30	500,000	503,750
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1,
(1 Month US LIBOR + 3.60%), 3.709%, 1/25/30	1,598,000	1,625,286
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1M2,
(1 Month US LIBOR + 3.00%), 3.109%, 10/25/29	2,086,580	2,129,886
Connecticut Avenue Securities FRB Ser. 17-C04, Class 2M2,
(1 Month US LIBOR + 2.85%), 2.959%, 11/25/29	253,309	256,064
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2M2,
(1 Month US LIBOR + 2.80%), 2.909%, 2/25/30	3,431,832	3,471,801
Connecticut Avenue Securities FRB Ser. 17-C07, Class 2M2,
(1 Month US LIBOR + 2.50%), 2.609%, 5/25/30	1,053,191	1,057,751
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1M2,
(1 Month US LIBOR + 2.25%), 2.359%, 7/25/30	59,258	59,258

30 Diversified Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (36.2%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 18-C02, Class 2M2,
(1 Month US LIBOR + 2.20%), 2.309%, 8/25/30	$560,947	$560,108
Connecticut Avenue Securities FRB Ser. 18-C06, Class 2M2,
(1 Month US LIBOR + 2.10%), 2.209%, 3/25/31	749,256	745,124
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class B1,
(1 Month US LIBOR + 9.25%), 9.359%, 11/25/39	8,200,000	8,220,621
Connecticut Avenue Securities Trust FRB Ser. 20-SBT1,
Class 1B1, (1 Month US LIBOR + 6.75%), 6.859%, 2/25/40	1,645,000	1,509,873
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1B1,
(1 Month US LIBOR + 5.75%), 5.859%, 7/25/29	4,084,000	4,420,771
Connecticut Avenue Securities Trust FRB Ser. 19-R04, Class 2B1,
(1 Month US LIBOR + 5.25%), 5.359%, 6/25/39	617,000	625,484
Connecticut Avenue Securities Trust FRB Ser. 19-R03, Class 1B1,
(1 Month US LIBOR + 4.10%), 4.209%, 9/25/31	184,000	186,434
Connecticut Avenue Securities Trust FRB Ser. 20-SBT1,
Class 1M2, (1 Month US LIBOR + 3.65%), 3.759%, 2/25/40	239,000	239,247
Connecticut Avenue Securities Trust FRB Ser. 20-R02, Class 2B1,
(1 Month US LIBOR + 3.00%), 3.109%, 1/25/40	126,000	117,977
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2,
(1 Month US LIBOR + 2.45%), 2.559%, 7/25/31	478,461	479,358
GSAA Home Equity Trust FRB Ser. 06-8, Class 2A2, (1 Month
US LIBOR + 0.36%), 0.469%, 5/25/36	10,089,170	3,561,389
GSR Mortgage Loan Trust FRB Ser. 07-OA1, Class 2A3A, (1 Month
US LIBOR + 0.31%), 0.419%, 5/25/37	5,754,942	4,825,674
HarborView Mortgage Loan Trust FRB Ser. 05-2, Class 1A, (1 Month
US LIBOR + 0.52%), 0.37%, 5/19/35	12,310,842	6,196,267
Home Re, Ltd. 144A FRB Ser. 19-1, Class M2, (1 Month US LIBOR
+ 3.25%), 3.359%, 5/25/29 (Bermuda)	2,000,000	2,000,000
JPMorgan Alternative Loan Trust FRB Ser. 07-A2, Class 12A1, IO,
(1 Month US LIBOR + 0.20%), 0.318%, 6/25/37	4,657,216	2,443,502
Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-R4, Class 4B,
(1 Month US LIBOR + 0.23%), 0.648%, 2/26/37	198,831	187,108
Oaktown Re II, Ltd. 144A FRB Ser. 18-1A, Class M2, (1 Month
US LIBOR + 2.85%), 2.959%, 7/25/28 (Bermuda)	12,362,000	12,353,748
Oaktown Re III, Ltd. 144A
FRB Ser. 19-1A, Class B1B, (1 Month US LIBOR + 4.35%), 4.459%,
7/25/29 (Bermuda)	383,000	383,134
FRB Ser. 19-1A, Class B1A, (1 Month US LIBOR + 3.50%), 3.609%,
7/25/29 (Bermuda)	317,000	317,159
Oaktown Re, Ltd. 144A FRB Ser. 17-1A, Class M2, (1 Month US LIBOR
+ 4.00%), 4.109%, 4/25/27 (Bermuda)	1,062,860	1,063,494
Radnor Re, Ltd. 144A FRB Ser. 20-2, Class B1, (1 Month US LIBOR
+ 7.60%), 7.709%, 10/25/30 (Bermuda)	168,000	172,479
Structured Asset Mortgage Investments II Trust FRB Ser. 06-AR7,
Class A1A, (1 Month US LIBOR + 0.21%), 0.319%, 8/25/36	9,717,213	9,231,353
Towd Point Mortgage Trust 144A
Ser. 19-2, Class A2, 3.75%, 12/25/58 W	256,000	272,419
Ser. 18-5, Class M1, 3.25%, 7/25/58 W	240,000	247,470

Diversified Income Trust 31

	Principal
MORTGAGE-BACKED SECURITIES (36.2%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR10, Class 1A3, 3.097%, 9/25/35 W	$155,791	$156,167
FRB Ser. 05-AR13, Class A1C3, (1 Month US LIBOR + 0.98%),
1.089%, 10/25/45	157,758	156,739
		328,595,358
Total mortgage-backed securities (cost $1,159,221,920)		$1,035,464,555

	Principal
CORPORATE BONDS AND NOTES (18.2%)*	amount	Value
Basic materials (1.4%)
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	$3,150,000	$3,402,000
Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
notes 3.375%, 2/15/29	670,000	653,384
Axalta Coating Systems, LLC/Axalta Coating Systems Dutch
Holding B BV 144A company guaranty sr. unsec. notes
4.75%, 6/15/27	580,000	606,274
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes
4.50%, 11/15/26	30,000	30,825
Beacon Roofing Supply, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/25	68,000	69,530
Big River Steel, LLC/BRS Finance Corp. 144A sr. notes
6.625%, 1/31/29	1,500,000	1,634,520
Boise Cascade Co. 144A company guaranty sr. unsec. notes
4.875%, 7/1/30	545,000	570,888
Builders FirstSource, Inc. 144A sr. notes 6.75%, 6/1/27	786,000	842,985
Cemex SAB de CV 144A company guaranty sr. notes 5.45%,
11/19/29 (Mexico)	1,330,000	1,457,015
Cemex SAB de CV 144A company guaranty sr. sub. notes 5.70%,
1/11/25 (Mexico)	490,000	499,898
Coeur Mining, Inc. 144A company guaranty sr. unsec. notes
5.125%, 2/15/29	1,380,000	1,319,211
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 6.75%, 12/1/27	728,000	778,960
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	85,000	87,869
Constellium SE 144A sr. unsec. notes 5.625%, 6/15/28 (France)	750,000	791,438
Core & Main LP 144A sr. unsec. notes 6.125%, 8/15/25	1,385,000	1,421,481
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 6.875%, 3/1/26 (Canada)	1,350,000	1,397,250
FMG Resources August 2006 Pty, Ltd. 144A company guaranty sr.
unsec. bonds 4.375%, 4/1/31 (Australia)	1,380,000	1,405,875
Freeport-McMoRan, Inc. company guaranty sr. unsec. bonds
4.625%, 8/1/30 (Indonesia)	825,000	897,785
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
4.375%, 8/1/28 (Indonesia)	825,000	875,119
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub.
notes 5.45%, 3/15/43 (Indonesia)	1,119,000	1,343,516
GCP Applied Technologies, Inc. 144A sr. unsec. notes
5.50%, 4/15/26	3,167,000	3,257,893
Greif, Inc. 144A company guaranty sr. unsec. notes 6.50%, 3/1/27	111,000	116,966

32 Diversified Income Trust

	Principal
CORPORATE BONDS AND NOTES (18.2%)* cont.	amount	Value
Basic materials cont.
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/1/29 (Canada)	$370,000	$394,976
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
4.50%, 4/1/26 (Canada)	555,000	573,732
Ingevity Corp. 144A company guaranty sr. unsec. notes
3.875%, 11/1/28	670,000	648,226
Intelligent Packaging, Ltd., Finco, Inc./Intelligent Packaging Ltd
Co-Issuer, LL 144A sr. notes 6.00%, 9/15/28 (Canada)	290,000	299,425
James Hardie International Finance DAC 144A sr. unsec. bonds
5.00%, 1/15/28 (Ireland)	1,409,000	1,490,018
Louisiana-Pacific Corp. 144A sr. unsec. notes 3.625%, 3/15/29	1,835,000	1,784,538
Mauser Packaging Solutions Holding Co. 144A sr. notes
8.50%, 4/15/24	30,000	31,125
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)	685,000	702,125
Mercer International, Inc. 144A sr. unsec. notes 5.125%,
2/1/29 (Canada)	805,000	833,980
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	1,425,000	1,491,690
Novelis Corp. 144A company guaranty sr. unsec. notes
4.75%, 1/30/30	494,000	508,874
Taseko Mines, Ltd. 144A company guaranty sr. notes 7.00%,
2/15/26 (Canada)	1,350,000	1,374,300
Trinseo Materials Operating SCA/Trinseo Materials Finance,
Inc. 144A company guaranty sr. unsec. notes 5.125%,
4/1/29 (Luxembourg)	1,380,000	1,423,125
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)	1,095,000	1,142,227
Tronox, Inc. 144A company guaranty sr. notes 6.50%, 5/1/25	15,000	16,088
Tronox, Inc. 144A company guaranty sr. unsec. notes
4.625%, 3/15/29	1,040,000	1,041,300
U.S. Concrete, Inc. 144A company guaranty sr. unsec. notes
5.125%, 3/1/29	600,000	618,000
W.R. Grace & Co.-Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	2,345,000	2,573,638
W.R. Grace & Co.-Conn. 144A company guaranty sr. unsec. notes
4.875%, 6/15/27	70,000	72,464
		40,480,533
Capital goods (1.4%)
Allison Transmission, Inc. 144A company guaranty sr. unsec.
bonds 3.75%, 1/30/31	715,000	692,657
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	332,000	352,850
American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 6.875%, 7/1/28	155,000	162,499
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.625%, 7/1/27	65,000	68,981
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30	705,000	713,813
Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal
Packaging Finance PLC 144A sr. notes 3.25%, 9/1/28	875,000	864,824
Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal
Packaging Finance PLC 144A sr. unsec. notes 4.00%, 9/1/29	1,140,000	1,137,150

Diversified Income Trust 33

	Principal
CORPORATE BONDS AND NOTES (18.2%)* cont.	amount	Value
Capital goods cont.
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. sub. notes 4.125%, 8/15/26 (Ireland)	$865,000	$887,966
Clarios Global LP 144A company guaranty sr. notes 6.75%, 5/15/25	1,125,000	1,203,413
Clean Harbors, Inc. 144A sr. unsec. bonds 5.125%, 7/15/29	735,000	780,298
Clean Harbors, Inc. 144A sr. unsec. notes 4.875%, 7/15/27	390,000	411,450
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	1,599,000	1,924,797
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes
4.00%, 8/1/28 (Canada)	560,000	541,800
GFL Environmental, Inc. 144A sr. notes 5.125%, 12/15/26 (Canada)	605,000	637,519
Granite US Holdings Corp. 144A company guaranty sr. unsec.
notes 11.00%, 10/1/27	1,000,000	1,127,500
Husky III Holding, Ltd. 144A sr. unsec. notes 13.00%, 2/15/25
(Canada) ‡‡	2,590,000	2,816,625
MasTec, Inc. 144A company guaranty sr. unsec. notes
4.50%, 8/15/28	699,000	725,213
Owens-Brockway Glass Container, Inc. 144A company guaranty sr.
unsec. notes 6.625%, 5/13/27	685,000	744,681
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. notes 6.25%, 5/15/26	1,693,000	1,798,034
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. unsec. notes 8.50%, 5/15/27	1,990,000	2,142,752
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	1,394,000	1,407,940
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25	94,000	95,908
Sensata Technologies BV 144A company guaranty sr. unsec. notes
4.00%, 4/15/29	2,365,000	2,406,388
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	2,275,000	2,400,125
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes
6.125%, 10/1/26	2,511,000	2,689,013
Tennant Co. company guaranty sr. unsec. unsub. notes
5.625%, 5/1/25	45,000	46,350
Tenneco, Inc. 144A company guaranty sr. notes 7.875%, 1/15/29	10,000	11,244
Tenneco, Inc. 144A company guaranty sr. notes 5.125%, 4/15/29	1,082,000	1,066,798
Terex Corp. 144A company guaranty sr. unsec. notes
5.00%, 5/15/29	690,000	714,288
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	68,000	70,295
TransDigm, Inc. company guaranty sr. unsec. sub. notes
5.50%, 11/15/27	337,000	348,374
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	3,729,000	3,952,367
TransDigm, Inc. 144A company guaranty sr. unsec. sub. notes
4.625%, 1/15/29	940,000	925,702
Vertical US Newco, Inc. 144A company guaranty sr. notes
5.25%, 7/15/27	855,000	895,078
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26	1,441,000	1,475,224
Welbilt, Inc. company guaranty sr. unsec. notes 9.50%, 2/15/24	250,000	257,500

34 Diversified Income Trust

	Principal
CORPORATE BONDS AND NOTES (18.2%)* cont.	amount	Value
Capital goods cont.
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub.
notes 7.25%, 6/15/28	$535,000	$598,665
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub.
notes 7.125%, 6/15/25	820,000	896,670
		39,992,751
Communication services (1.7%)
Altice Financing SA 144A company guaranty sr. notes 5.00%,
1/15/28 (Luxembourg)	1,240,000	1,226,124
Altice France SA 144A company guaranty sr. notes 5.50%,
1/15/28 (France)	820,000	838,450
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	227,000	234,105
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 5.375%, 6/1/29	13,831,000	14,833,748
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 4.50%, 5/1/32	1,420,000	1,437,751
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 4.50%, 8/15/30	990,000	1,009,008
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.00%, 2/1/28	1,867,000	1,974,633
CommScope Technologies, LLC 144A company guaranty sr. unsec.
notes 6.00%, 6/15/25	1,363,000	1,390,328
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	1,020,000	1,100,326
CSC Holdings, LLC 144A sr. unsec. bonds 4.625%, 12/1/30	800,000	786,892
CSC Holdings, LLC 144A sr. unsec. unsub. notes 7.50%, 4/1/28	790,000	871,212
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	1,958,000	2,049,146
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27 R	76,000	81,731
Frontier Communications Corp. 144A company guaranty sr. notes
5.875%, 10/15/27	1,160,000	1,229,600
Frontier Communications Corp. 144A notes 6.75%, 5/1/29	1,355,000	1,429,119
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 3/15/26	189,000	194,670
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
4.625%, 9/15/27	825,000	849,065
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
4.25%, 7/1/28	90,000	91,018
Level 3 Financing, Inc. 144A company guaranty sr. unsec. unsub.
notes 3.625%, 1/15/29	790,000	765,313
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	2,382,000	3,003,631
Sprint Corp. company guaranty sr. unsec. notes 7.625%, 3/1/26	2,175,000	2,664,234
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	1,759,000	2,009,658
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	152,000	155,815
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint
Spectrum Co. III, LLC 144A company guaranty sr. notes
3.36%, 9/20/21	107,969	108,779
T-Mobile USA, Inc. company guaranty sr. unsec. bonds
2.875%, 2/15/31	940,000	908,510

Diversified Income Trust 35

		Principal
CORPORATE BONDS AND NOTES (18.2%)* cont.		amount	Value
Communication services cont.
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23		$94,000	$94,588
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27		22,000	23,322
T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22		28,000	28,491
T-Mobile USA, Inc. company guaranty sr. unsec. notes
2.625%, 2/15/29		675,000	655,452
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28		1,088,000	1,162,691
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
4.50%, 2/1/26		730,000	746,881
T-Mobile USA, Inc. 144A company guaranty sr. notes
3.875%, 4/15/30		45,000	49,038
T-Mobile USA, Inc. 144A company guaranty sr. notes
3.75%, 4/15/27		1,020,000	1,114,901
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)		2,073,000	2,190,902
Virgin Media Finance PLC 144A sr. unsec. bonds 5.00%, 7/15/30
(United Kingdom)		1,275,000	1,273,406
Virgin Media Secured Finance PLC 144A company guaranty sr.
bonds 5.00%, 4/15/27 (United Kingdom)	GBP	100,000	144,073
Zayo Group Holdings, Inc. 144A sr. notes 4.00%, 3/1/27		$395,000	388,680
			49,115,291
Consumer cyclicals (4.2%)
AMC Entertainment Holdings, Inc. 144A company guaranty sr.
notes 10.50%, 4/15/25		1,000,000	1,062,500
American Builders & Contractors Supply Co., Inc. 144A sr. notes
4.00%, 1/15/28		45,000	45,000
BCPE Ulysses Intermediate, Inc. 144A sr. unsec. notes 7.75%,
4/1/27 ‡‡		1,350,000	1,400,625
Boyd Gaming Corp. company guaranty sr. unsec. notes
6.00%, 8/15/26		40,000	41,647
Boyd Gaming Corp. company guaranty sr. unsec. notes
4.75%, 12/1/27		45,000	45,865
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.25%,
9/15/27 (Canada)		40,000	41,750
Carnival Corp. 144A sr. notes 11.50%, 4/1/23		795,000	911,269
Carriage Services, Inc. 144A sr. unsec. notes 6.625%, 6/1/26		965,000	1,010,838
Cengage Learning, Inc. 144A sr. unsec. unsub. notes 9.50%, 6/15/24		2,340,000	2,383,875
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23		2,061,000	2,048,531
Cinemark USA, Inc. 144A company guaranty sr. notes 8.75%, 5/1/25		355,000	388,725
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr.
notes 5.125%, 8/15/27		60,000	60,393
Cornerstone Building Brands, Inc. 144A company guaranty sr.
unsec. sub. notes 8.00%, 4/15/26		489,000	509,172
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25		4,140,000	4,140,000

36 Diversified Income Trust

	Principal
CORPORATE BONDS AND NOTES (18.2%)* cont.	amount	Value
Consumer cyclicals cont.
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
notes 5.375%, 8/15/26	$1,336,000	$961,599
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
unsec. notes 6.625%, 8/15/27	2,951,000	1,549,275
Entercom Media Corp. 144A company guaranty notes
6.75%, 3/31/29	1,390,000	1,444,801
Entercom Media Corp. 144A company guaranty notes
6.50%, 5/1/27	1,499,000	1,549,592
Ford Motor Co. sr. unsec. unsub. notes 9.00%, 4/22/25	2,279,000	2,760,131
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.271%, 1/9/27	1,034,000	1,072,775
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.00%, 11/13/30	420,000	416,636
Gap, Inc. (The) 144A sr. notes 8.625%, 5/15/25	650,000	728,000
Gap, Inc. (The) 144A sr. notes 8.375%, 5/15/23	1,137,000	1,298,659
Gartner, Inc. 144A company guaranty sr. unsec. bonds
3.75%, 10/1/30	600,000	592,500
Gartner, Inc. 144A company guaranty sr. unsec. notes
4.50%, 7/1/28	330,000	340,313
General Motors Co. sr. unsec. bonds 5.20%, 4/1/45	1,000,000	1,145,339
Gray Television, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/15/30	750,000	743,438
Gray Television, Inc. 144A sr. unsec. notes 7.00%, 5/15/27	1,238,000	1,344,778
Hanesbrands, Inc. 144A company guaranty sr. unsec. notes
5.375%, 5/15/25	40,000	42,325
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24	70,000	74,263
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27	1,226,000	1,279,637
iHeartCommunications, Inc. company guaranty sr. notes
6.375%, 5/1/26	100,812	106,987
iHeartCommunications, Inc. company guaranty sr. unsec. notes
8.375%, 5/1/27	5,547,592	5,928,989
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28
(United Kingdom)	45,000	51,806
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	38,000	42,560
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R	2,705,000	2,809,819
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R	142,000	144,840
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27	906,000	936,849
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25	50,000	50,625
JELD-WEN, Inc. 144A sr. notes 6.25%, 5/15/25	450,000	478,125
L Brands, Inc. company guaranty sr. unsec. bonds 6.75%,
perpetual maturity	49,000	57,820
L Brands, Inc. company guaranty sr. unsec. notes 7.50%,
perpetual maturity	1,225,000	1,393,438
L Brands, Inc. company guaranty sr. unsec. sub. bonds
6.875%, 11/1/35	1,390,000	1,656,588
L Brands, Inc. 144A company guaranty sr. notes 6.875%, 7/1/25	405,000	450,036

Diversified Income Trust 37

		Principal
CORPORATE BONDS AND NOTES (18.2%)* cont.		amount	Value
Consumer cyclicals cont.
L Brands, Inc. 144A company guaranty sr. unsec. notes
9.375%, 7/1/25		$325,000	$404,625
L Brands, Inc. 144A company guaranty sr. unsec. unsub. bonds
6.625%, 10/1/30		695,000	787,522
La Financiere Atalian SASU company guaranty sr. unsec. notes
Ser. REGS, 4.00%, 5/15/24 (France)	EUR	1,400,000	1,555,291
Levi Strauss & Co. 144A sr. unsec. sub. bonds 3.50%, 3/1/31		$675,000	651,375
LHMC Finco SARL sr. notes Ser. REGS, 6.25%,
12/20/23 (Luxembourg)	EUR	1,345,000	1,598,133
Lions Gate Capital Holdings, LLC 144A company guaranty sr.
unsec. notes 5.875%, 11/1/24		$92,000	94,703
Lions Gate Capital Holdings, LLC 144A sr. unsec. notes
6.375%, 2/1/24		1,810,000	1,867,703
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24		39,000	39,690
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 3/15/26		63,000	65,432
Live Nation Entertainment, Inc. 144A sr. notes 6.50%, 5/15/27		150,000	166,316
Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.375%, 2/1/28		35,000	37,144
Mattamy Group Corp. 144A sr. unsec. notes 5.25%,
12/15/27 (Canada)		125,000	130,781
Mattamy Group Corp. 144A sr. unsec. notes 4.625%,
3/1/30 (Canada)		2,155,000	2,140,518
Mattel, Inc. 144A company guaranty sr. unsec. notes
5.875%, 12/15/27		962,000	1,056,103
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.75%, 4/1/29		2,395,000	2,423,261
Mattel, Inc. 144A company guaranty sr. unsec. notes
3.375%, 4/1/26		275,000	283,921
Meredith Corp. company guaranty sr. unsec. notes 6.875%, 2/1/26		1,150,000	1,174,438
Meredith Corp. 144A company guaranty sr. unsec. notes
6.50%, 7/1/25		1,555,000	1,667,738
Motion Bondco DAC company guaranty sr. notes Ser. REGS, 4.50%,
11/15/27 (Ireland)	EUR	1,420,000	1,631,730
MPH Acquisition Holdings, LLC 144A company guaranty sr. unsec.
notes 5.75%, 11/1/28		$720,000	706,032
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25		80,000	83,002
NESCO Holdings II, Inc. 144A company guaranty notes
5.50%, 4/15/29 ##		1,035,000	1,061,393
Nexstar Broadcasting, Inc. 144A sr. unsec. notes 4.75%, 11/1/28		745,000	752,849
Nexstar Escrow, Inc. 144A sr. unsec. notes 5.625%, 7/15/27		660,000	693,815
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)		1,826,000	1,867,085
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. notes 5.625%, 10/1/28		1,045,000	1,098,557
Nordstrom, Inc. 144A sr. notes 8.75%, 5/15/25		1,480,000	1,674,836
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A
company guaranty sr. unsec. notes 6.25%, 6/15/25		1,297,000	1,371,578
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A sr.
unsec. bonds 4.625%, 3/15/30		583,000	561,138
PM General Purchaser, LLC 144A sr. notes 9.50%, 10/1/28		2,190,000	2,337,825

38 Diversified Income Trust

	Principal
CORPORATE BONDS AND NOTES (18.2%)* cont.	amount	Value
Consumer cyclicals cont.
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A
company guaranty sr. notes 3.375%, 8/31/27	$790,000	$766,300
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A
notes 6.25%, 1/15/28	1,645,000	1,712,428
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	1,889,000	2,656,407
QVC, Inc. company guaranty sr. notes 4.375%, 9/1/28	1,390,000	1,401,016
Sabre GLBL, Inc. 144A company guaranty sr. notes 9.25%, 4/15/25	4,122,000	4,915,486
Scientific Games International, Inc. 144A company guaranty sr.
notes 5.00%, 10/15/25	1,095,000	1,134,092
Scientific Games International, Inc. 144A company guaranty sr.
unsec. notes 8.25%, 3/15/26	1,365,000	1,463,963
Scotts Miracle-Gro, Co. (The) company guaranty sr. unsec. notes
4.50%, 10/15/29	2,813,000	2,900,062
Shift4 Payments, LLC/Shift4 Payments Finance Sub, Inc. 144A
company guaranty sr. unsec. notes 4.625%, 11/1/26	380,000	395,200
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
bonds 5.50%, 3/1/30	1,440,000	1,404,000
Sinclair Television Group, Inc. 144A sr. bonds 4.125%, 12/1/30	705,000	678,563
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.50%, 7/1/29	850,000	919,063
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	1,340,000	1,400,300
Six Flags Theme Parks, Inc. 144A company guaranty sr. notes
7.00%, 7/1/25	1,725,000	1,866,830
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds
5.00%, 10/1/29	45,000	47,475
Standard Industries, Inc. 144A sr. unsec. bonds 3.375%, 1/15/31	1,280,000	1,212,800
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	145,000	150,307
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28	1,955,000	1,945,225
Taylor Morrison Communities, Inc. 144A sr. unsec. bonds
5.125%, 8/1/30	1,715,000	1,822,188
Taylor Morrison Communities, Inc. 144A sr. unsec. notes
5.75%, 1/15/28	705,000	776,593
TRI Pointe Group, Inc. sr. unsec. notes 5.70%, 6/15/28	815,000	900,747
Univision Communications, Inc. 144A company guaranty sr. notes
9.50%, 5/1/25	930,000	1,018,350
Univision Communications, Inc. 144A company guaranty sr. notes
6.625%, 6/1/27	1,630,000	1,740,718
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	57,000	57,570
Urban One, Inc. 144A company guaranty sr. notes 7.375%, 2/1/28	135,000	139,769
Valvoline, Inc. 144A company guaranty sr. unsec. unsub. notes
4.25%, 2/15/30	1,280,000	1,305,600
Weekley Homes, LLC/Weekley Finance Corp. 144A sr. unsec. notes
4.875%, 9/15/28	300,000	307,500
WMG Acquisition Corp. 144A company guaranty sr. bonds
3.00%, 2/15/31	937,000	890,431
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	1,220,000	1,236,776
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
notes 6.375%, 5/15/25	1,025,000	1,091,625

Diversified Income Trust 39

		Principal
CORPORATE BONDS AND NOTES (18.2%)* cont.		amount	Value
Consumer cyclicals cont.
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27		$2,068,000	$2,164,163
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr.
unsec. bonds 5.125%, 10/1/29		2,395,000	2,451,283
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr.
unsec. notes 7.75%, 4/15/25		540,000	585,406
			118,985,503
Consumer staples (1.0%)
1011778 BC ULC/New Red Finance, Inc. 144A bonds 4.00%,
10/15/30 (Canada)		990,000	955,350
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 4.375%, 1/15/28 (Canada)		63,000	63,297
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 3.875%, 1/15/28 (Canada)		685,000	688,425
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons,
LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30		580,000	596,240
Avient Corp. 144A sr. unsec. notes 5.75%, 5/15/25		30,000	31,875
CDW, LLC/CDW Finance Corp. company guaranty sr. unsec. notes
3.25%, 2/15/29		235,000	232,063
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23		1,500,000	1,543,125
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24		158,000	159,580
IRB Holding Corp. 144A company guaranty sr. notes 7.00%, 6/15/25		50,000	53,823
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26		880,000	906,911
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27		54,000	56,700
Kraft Heinz Foods Co. company guaranty sr. unsec. notes
5.00%, 7/15/35		1,723,000	1,982,503
Kraft Heinz Foods Co. company guaranty sr. unsec. notes
3.00%, 6/1/26		2,745,000	2,894,176
Kraft Heinz Foods Co. company guaranty sr. unsec. sub. notes
3.875%, 5/15/27		244,000	266,901
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 5/15/28		1,195,000	1,283,681
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26		1,799,000	1,861,965
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24		22,000	22,830
Loxam SAS notes 3.75%, 7/15/26 (France)	EUR	1,400,000	1,649,464
Match Group Holdings II, LLC 144A sr. unsec. notes 4.125%, 8/1/30		$1,689,000	1,693,747
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27		656,000	687,160
Match Group, Inc. 144A sr. unsec. unsub. notes 4.625%, 6/1/28		840,000	858,278
Netflix, Inc. sr. unsec. notes 6.375%, 5/15/29		1,055,000	1,308,200
Netflix, Inc. sr. unsec. notes 5.875%, 2/15/25		15,000	17,194
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28		80,000	90,953
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28		1,580,000	1,911,118
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29		50,000	59,128
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 6/15/30		575,000	662,136
Newell Brands, Inc. sr. unsec. notes 4.875%, 6/1/25		916,000	1,011,035
Newell Brands, Inc. sr. unsec. unsub. notes 4.70%, 4/1/26		730,000	807,278

40 Diversified Income Trust

	Principal
CORPORATE BONDS AND NOTES (18.2%)* cont.	amount	Value
Consumer staples cont.
Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
5.125%, 1/15/28	$1,420,000	$1,488,998
TripAdvisor, Inc. 144A company guaranty sr. unsec. notes
7.00%, 7/15/25	798,000	863,037
Yum! Brands, Inc. sr. unsec. sub. bonds 3.625%, 3/15/31	750,000	721,118
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30	935,000	988,576
Yum! Brands, Inc. 144A sr. unsec. notes 7.75%, 4/1/25	370,000	405,150
		28,822,015
Energy (3.3%)
Antero Resources Corp. 144A company guaranty sr. unsec. notes
8.375%, 7/15/26	15,000	16,538
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	911,000	890,503
Apache Corp. sr. unsec. unsub. notes 4.875%, 11/15/27	475,000	486,875
Apache Corp. sr. unsec. unsub. notes 4.375%, 10/15/28	562,000	560,314
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	1,074,000	1,127,700
Callon Petroleum Co. company guaranty sr. unsec. unsub. notes
6.25%, 4/15/23	2,480,000	2,207,200
Callon Petroleum Co. 144A company guaranty notes 9.00%, 4/1/25	1,018,000	1,032,639
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	70,000	87,675
Centennial Resource Production, LLC 144A company guaranty sr.
unsec. notes 6.875%, 4/1/27	1,000,000	890,000
ChampionX corp. company guaranty sr. unsec. notes
6.375%, 5/1/26	621,000	650,498
Cheniere Energy Partners LP 144A company guaranty sr. unsec.
bonds 4.00%, 3/1/31	1,075,000	1,093,813
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes
7.50%, 5/15/25	327,000	339,263
Continental Resources, Inc. company guaranty sr. unsec. bonds
4.90%, 6/1/44	365,000	364,088
Continental Resources, Inc. company guaranty sr. unsec. notes
4.375%, 1/15/28	1,699,000	1,794,229
Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	89,000	92,177
Continental Resources, Inc. 144A company guaranty sr. unsec.
bonds 5.75%, 1/15/31	804,000	908,408
DCP Midstream Operating LP company guaranty sr. unsec. notes
5.625%, 7/15/27	705,000	763,163
DCP Midstream Operating LP 144A company guaranty sr. unsec.
unsub. bonds 6.75%, 9/15/37	899,000	1,000,138
Devon Energy Corp. sr. unsec. unsub. bonds 7.95%, 4/15/32	1,000,000	1,346,250
Devon Energy Corp. sr. unsec. unsub. bonds 7.875%, 9/30/31	860,000	1,165,300
Devon Energy Corp. sr. unsec. unsub. bonds 5.60%, 7/15/41	677,000	779,344
Double Eagle III Midco 1 LLC/Double Eagle Finance Corp. 144A sr.
unsec. notes 7.75%, 12/15/25	1,423,000	1,519,366
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	2,786,000	2,942,908
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 6.625%, 7/15/25	1,635,000	1,747,390
Energy Transfer Operating LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	462,000	408,870

Diversified Income Trust 41

	Principal
CORPORATE BONDS AND NOTES (18.2%)* cont.	amount	Value
Energy cont.
EnLink Midstream, LLC 144A company guaranty sr. unsec. notes
5.625%, 1/15/28	$1,350,000	$1,305,423
EQT Corp. sr. unsec. notes 5.00%, 1/15/29	145,000	155,150
Global Partners LP/GLP Finance Corp. company guaranty sr.
unsec. notes 6.875%, 1/15/29	230,000	246,848
Hess Midstream Operations LP 144A company guaranty sr. unsec.
notes 5.125%, 6/15/28	86,000	86,946
Hess Midstream Operations LP 144A company guaranty sr. unsec.
sub. notes 5.625%, 2/15/26	3,876,000	4,005,555
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.00%, 2/1/28	456,000	461,837
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	1,072,000	1,107,322
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.75%, 2/1/25	500,000	371,100
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes
9.00%, 2/1/25	922,000	945,050
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	130,000	134,257
Newfield Exploration Co. sr. unsec. unsub. notes 5.625%, 7/1/24	347,000	381,267
Northriver Midstream Finance LP 144A sr. notes 5.625%,
2/15/26 (Canada)	811,000	835,330
Occidental Petroleum Corp. sr. unsec. sub. bonds 6.20%, 3/15/40	28,000	28,770
Occidental Petroleum Corp. sr. unsec. sub. notes 6.45%, 9/15/36	2,036,000	2,247,998
Occidental Petroleum Corp. sr. unsec. sub. notes 5.875%, 9/1/25	500,000	533,125
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds
7.375%, 11/1/31	35,000	44,467
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds
6.625%, 8/15/37	830,000	1,003,486
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	3,771,000	4,166,955
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.999%, 1/27/28 (Brazil)	3,006,000	3,314,116
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.60%, 1/3/31 (Brazil)	6,941,000	7,314,425
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.299%, 1/27/25 (Brazil)	3,525,000	3,895,125
Petroleos de Venezuela SA company guaranty sr. unsec. bonds
Ser. REGS, 6.00%, 11/15/26 (Venezuela) (In default) †	26,102,000	1,109,336
Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5.375%, 4/12/27 (Venezuela) (In default) †	4,617,000	196,223
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB
7.69%, 1/23/50 (Mexico)	8,180,000	7,627,850
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB
5.95%, 1/28/31 (Mexico)	9,697,000	9,309,120
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.84%, 1/23/30 (Mexico)	1,135,000	1,151,912
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.50%, 3/13/27 (Mexico)	2,660,000	2,780,024
Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.125%, 1/15/26 (Canada)	133,000	128,678
Rattler Midstream LP 144A company guaranty sr. unsec. notes
5.625%, 7/15/25	1,155,000	1,205,958

42 Diversified Income Trust

		Principal
CORPORATE BONDS AND NOTES (18.2%)* cont.		amount	Value
Energy cont.
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27		$2,955,000	$2,733,375
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24		1,571,000	1,472,813
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26		255,000	235,620
SM Energy Co. 144A company guaranty notes 10.00%, 1/15/25		400,000	450,000
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.50%, 1/15/28		1,302,000	1,262,940
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 6.875%, 1/15/29		560,000	616,953
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 6.50%, 7/15/27		40,000	43,467
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 5.50%, 3/1/30		575,000	603,750
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28		65,000	67,681
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%,
8/1/25 (Cayman Islands)		500,250	470,236
Transocean Poseidon, Ltd. 144A company guaranty sr. notes
6.875%, 2/1/27		1,453,000	1,343,022
USA Compression Partners LP/USA Compression Finance Corp.
company guaranty sr. unsec. notes 6.875%, 4/1/26		129,000	132,306
Viper Energy Partners LP 144A company guaranty sr. unsec. notes
5.375%, 11/1/27		580,000	603,200
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26		79,000	82,729
WPX Energy, Inc. sr. unsec. notes 4.50%, 1/15/30		23,000	24,766
WPX Energy, Inc. sr. unsec. sub. notes 5.875%, 6/15/28		1,719,000	1,894,682
WPX Energy, Inc. sr. unsec. sub. notes 5.25%, 10/15/27		1,088,000	1,159,286
			93,505,128
Financials (2.4%)
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28		1,830,000	1,914,637
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A
sr. notes 4.25%, 10/15/27		360,000	363,277
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31		3,576,000	4,976,766
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58		153,000	211,860
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26		1,000,000	1,053,454
Banca Monte dei Paschi di Siena SpA sr. unsec. unsub. notes
Ser. EMTN, 2.625%, 4/28/25 (Italy)	EUR	1,350,000	1,617,943
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23		$700,000	759,500
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25		1,087,000	1,224,234
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29		1,645,000	1,894,625
Credit Suisse Group AG 144A jr. unsec. sub. FRB 6.375%, perpetual
maturity (Switzerland)		755,000	804,075
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)		905,000	966,125
Deutsche Bank AG jr. unsec. sub. FRN 6.00%, perpetual
maturity (Germany)		2,600,000	2,632,500
Deutsche Bank AG unsec. sub. FRB 3.729%, 1/14/32 (Germany)		335,000	326,022
Diversified Healthcare Trust company guaranty sr. unsec. notes
9.75%, 6/15/25 R		3,280,000	3,681,030
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31		1,223,000	1,727,488

Diversified Income Trust 43

	Principal
CORPORATE BONDS AND NOTES (18.2%)* cont.	amount	Value
Financials cont.
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	$79,000	$80,580
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	886,000	918,117
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
notes 5.25%, 6/1/25	1,735,000	1,945,074
goeasy, Ltd. 144A company guaranty sr. unsec. notes 5.375%,
12/1/24 (Canada)	1,925,000	1,994,782
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24	120,000	122,400
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 5/15/26	480,000	502,801
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.25%, 5/15/27	1,155,000	1,192,538
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
company guaranty sr. unsec. notes 4.375%, 2/1/29	1,380,000	1,348,550
Intesa Sanpaolo SpA 144A company guaranty jr. unsec. sub. FRB
7.70%, perpetual maturity (Italy)	1,370,000	1,554,950
iStar, Inc. sr. unsec. notes 5.50%, 2/15/26 R	1,230,000	1,251,525
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R	1,320,000	1,373,334
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R	192,000	193,325
Itau Unibanco Holding SA/Cayman Islands 144A unsec. sub. FRB
3.875%, 4/15/31 (Brazil)	10,220,000	9,913,400
Ladder Capital Finance Holdings, LLLP/Ladder Capital
Finance Corp. 144A company guaranty sr. unsec. unsub. notes
5.25%, 10/1/25 R	2,153,000	2,153,000
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance
Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R	950,000	935,750
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 6.00%, 1/15/27	50,000	51,875
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 5.50%, 8/15/28	1,288,000	1,293,216
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 5.125%, 12/15/30	420,000	412,738
NatWest Group PLC sr. unsec. unsub. notes 3.875%, 9/12/23
(United Kingdom)	1,580,000	1,694,279
PennyMac Financial Services, Inc. 144A company guaranty sr.
unsec. notes 5.375%, 10/15/25	1,430,000	1,482,267
PHH Mortgage Corp. 144A company guaranty sr. notes
7.875%, 3/15/26	1,350,000	1,383,750
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25	3,575,000	3,566,277
Service Properties Trust company guaranty sr. unsec. unsub.
notes 7.50%, 9/15/25 R	572,000	649,805
Societe Generale SA 144A jr. unsec. sub. notes 5.375%,
11/18/50 (France)	452,000	465,639
Springleaf Finance Corp. company guaranty sr. unsec. notes
8.875%, 6/1/25	675,000	747,765
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
7.125%, 3/15/26	1,045,000	1,205,251
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.875%, 3/15/25	748,000	850,794

44 Diversified Income Trust

		Principal
CORPORATE BONDS AND NOTES (18.2%)* cont.		amount	Value
Financials cont.
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 5.375%, 11/15/29		$145,000	$154,244
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R		2,020,000	2,097,326
Stichting AK Rabobank Certificaten jr. unsec. sub. FRN 2.188%,
perpetual maturity (Netherlands)	EUR	1,517,950	2,305,229
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
11.125%, 4/1/23		$1,392,000	1,412,880
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)		200,000	212,000
			69,618,997
Health care (1.4%)
Bausch Health Americas, Inc. 144A sr. unsec. notes 8.50%, 1/31/27		2,444,000	2,712,840
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.25%, 5/30/29		1,715,000	1,914,369
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.00%, 1/15/28		855,000	928,145
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.25%, 2/15/29		1,185,000	1,257,582
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/15/25		1,930,000	1,978,636
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
5.00%, 2/15/29		560,000	553,000
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
7.00%, 3/15/24		90,000	92,070
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30		710,000	708,821
Centene Corp. sr. unsec. notes 4.625%, 12/15/29		2,620,000	2,823,050
Centene Corp. 144A sr. unsec. notes 5.375%, 8/15/26		873,000	920,928
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26		969,000	1,013,283
Charles River Laboratories International, Inc. 144A company
guaranty sr. unsec. notes 4.00%, 3/15/31		675,000	684,282
Charles River Laboratories International, Inc. 144A company
guaranty sr. unsec. notes 3.75%, 3/15/29		625,000	625,000
CHS/Community Health Systems, Inc. 144A company guaranty sr.
notes 8.00%, 3/15/26		45,000	48,659
CHS/Community Health Systems, Inc. 144A company guaranty sr.
notes 6.00%, 1/15/29		135,000	142,763
CHS/Community Health Systems, Inc. 144A company guaranty sr.
notes 5.625%, 3/15/27		550,000	574,750
CHS/Community Health Systems, Inc. 144A company guaranty sr.
unsec. sub. notes 6.875%, 4/1/28		1,850,000	1,683,907
CHS/Community Health Systems, Inc. 144A company guaranty
sub. notes 8.125%, 6/30/24		1,000,000	1,045,000
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 5.90%, 8/28/28		720,000	816,300
Endo Luxembourg Finance Co. I Sarl/Endo US, Inc. 144A company
guaranty sr. notes 6.125%, 4/1/29 (Luxembourg)		560,000	565,600
Global Medical Response, Inc. 144A sr. notes 6.50%, 10/1/25		745,000	771,075
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26		1,955,000	2,204,263
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30		45,000	45,520
Mallinckrodt International Finance SA/Mallinckrodt CB, LLC 144A
company guaranty sub. notes 10.00%, 4/15/25 (Luxembourg)		1,040,000	1,034,800
Owens & Minor, Inc. 144A sr. unsec. notes 4.50%, 3/31/29		695,000	698,475

Diversified Income Trust 45

	Principal
CORPORATE BONDS AND NOTES (18.2%)* cont.	amount	Value
Health care cont.
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	$120,000	$128,784
Service Corp. International sr. unsec. notes 3.375%, 8/15/30	585,000	570,990
Tenet Healthcare Corp. company guaranty sr. notes
4.625%, 7/15/24	55,000	55,921
Tenet Healthcare Corp. 144A company guaranty notes
6.25%, 2/1/27	23,000	24,285
Tenet Healthcare Corp. 144A company guaranty sr. notes
7.50%, 4/1/25	25,000	26,992
Tenet Healthcare Corp. 144A company guaranty sr. notes
5.125%, 11/1/27	3,855,000	4,031,174
Tenet Healthcare Corp. 144A company guaranty sr. notes
4.875%, 1/1/26	4,236,000	4,402,729
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 7.125%, 1/31/25 (Israel)	795,000	878,237
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)	1,520,000	1,707,720
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.00%, 4/15/24 (Israel)	1,620,000	1,725,300
		39,395,250
Technology (0.7%)
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	55,000	58,078
CommScope Finance, LLC 144A sr. notes 5.50%, 3/1/24	25,000	25,781
Crowdstrike Holdings, Inc. company guaranty sr. unsec. notes
3.00%, 2/15/29	675,000	659,948
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 6.02%, 6/15/26	1,670,000	1,976,191
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	64,000	65,880
Diebold Nixdorf, Inc. company guaranty sr. unsec. sub. notes
8.50%, 4/15/24	2,355,000	2,405,633
Diebold Nixdorf, Inc. 144A company guaranty sr. notes
9.375%, 7/15/25	644,000	717,255
Dun & Bradstreet Corp. (The) 144A sr. notes 6.875%, 8/15/26	27,000	28,828
Microchip Technology, Inc. 144A company guaranty sr. unsec.
notes 4.25%, 9/1/25	815,000	851,357
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	3,918,000	3,934,593
Plantronics, Inc. 144A company guaranty sr. unsec. notes
4.75%, 3/1/29	1,572,000	1,544,490
Qorvo, Inc. 144A company guaranty sr. unsec. bonds
3.375%, 4/1/31	745,000	730,019
SS&C Technologies, Inc. 144A company guaranty sr. unsec. notes
5.50%, 9/30/27	1,172,000	1,242,320
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A
company guaranty sr. notes 5.75%, 6/1/25	690,000	728,813
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
4.00%, 3/1/29	1,035,000	1,019,475
Twilio, Inc. company guaranty sr. unsec. notes 3.875%, 3/15/31	2,090,000	2,134,643
Twilio, Inc. company guaranty sr. unsec. notes 3.625%, 3/15/29	1,390,000	1,407,139
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	75,000	82,684
		19,613,127

46 Diversified Income Trust

	Principal
CORPORATE BONDS AND NOTES (18.2%)* cont.	amount	Value
Transportation (0.2%)
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company
guaranty sr. notes 5.75%, 4/20/29	$1,390,000	$1,481,462
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company
guaranty sr. notes 5.50%, 4/20/26	1,390,000	1,449,076
Delta Air Lines Inc/SkyMiles IP, Ltd. 144A company guaranty sr.
notes 4.75%, 10/20/28	2,225,000	2,418,296
		5,348,834
Utilities and power (0.5%)
AES Corp. (The) 144A sr. unsec. notes 3.30%, 7/15/25	535,000	567,560
Buckeye Partners LP sr. unsec. bonds 5.85%, 11/15/43	924,000	897,542
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	509,000	503,127
Buckeye Partners LP 144A sr. unsec. notes 4.50%, 3/1/28	35,000	35,088
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	741,000	763,119
Calpine Corp. 144A company guaranty sr. notes 4.50%, 2/15/28	1,620,000	1,633,608
Calpine Corp. 144A sr. unsec. notes 5.00%, 2/1/31	20,000	19,496
Calpine Corp. 144A sr. unsec. notes 4.625%, 2/1/29	160,000	155,887
Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	2,495,000	3,084,242
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	62,000	64,480
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	413,000	429,520
NRG Energy, Inc. 144A company guaranty sr. bonds 4.45%, 6/15/29	889,000	965,285
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	135,000	144,362
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	295,000	315,650
Pacific Gas and Electric Co. company guaranty sr. unsec. unsub.
notes 2.95%, 3/1/26	1,544,000	1,589,829
Pacific Gas and Electric Co. sr. notes 3.30%, 3/15/27	420,000	437,735
PG&E Corp. sr. sub. notes 5.00%, 7/1/28	1,350,000	1,426,241
Vistra Operations Co., LLC 144A company guaranty sr. notes
4.30%, 7/15/29	40,000	42,248
Vistra Operations Co., LLC 144A company guaranty sr. notes
3.55%, 7/15/24	25,000	26,159
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes
5.625%, 2/15/27	52,000	54,048
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes
5.50%, 9/1/26	2,863,000	2,966,784
Vistra Operations Co., LLC 144A company guaranty sr. unsec. sub.
notes 5.00%, 7/31/27	60,000	61,878
		16,183,888
Total corporate bonds and notes (cost $518,865,458)		$521,061,317

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (11.7%)*	amount	Value
Argentina (Republic of) 144A sr. unsec. notes 3.00%,
2/1/29 (Argentina)	$12,668,107	$7,157,607
Bahrain (Kingdom of) 144A sr. unsec. notes 7.375%,
5/14/30 (Bahrain)	760,000	843,595
Buenos Aires (Province of) sr. unsec. unsub. bonds Ser. REGS,
7.875%, 6/15/27 (Argentina) (In default) †	2,305,000	863,766

Diversified Income Trust 47

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (11.7%)* cont.	amount	Value
Buenos Aires (Province of) sr. unsec. unsub. notes Ser. REGS,
6.50%, 2/15/23 (Argentina) (In default) †	$740,000	$273,224
Buenos Aires (Province of) 144A sr. unsec. unsub. bonds 7.875%,
6/15/27 (Argentina) (In default) †	12,315,000	4,614,870
Chile (Republic of) sr. unsec. unsub. bonds 3.50%, 1/25/50 (Chile)	4,790,000	4,866,975
Cordoba (Province of) sr. unsec. unsub. notes Ser. REGS, 3.00%,
6/1/27 (Argentina)	21,001,080	12,347,676
Cordoba (Province of) 144A sr. unsec. unsub. notes 3.00%,
12/10/25 (Argentina)	152,683	104,208
Development Bank of Mongolia, LLC unsec. notes Ser. REGS,
7.25%, 10/23/23 (Mongolia)	4,010,000	4,330,800
Dominican (Republic of) sr. unsec. unsub. bonds Ser. REGS,
5.875%, 1/30/60 (Dominican Republic)	7,888,000	7,544,873
Dominican (Republic of) sr. unsec. unsub. notes 7.50%, 5/6/21
(Dominican Republic)	1,345,000	1,348,362
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.625%,
4/20/27 (Dominican Republic)	5,272,000	6,379,120
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%,
1/29/26 (Dominican Republic)	11,318,000	13,072,290
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.875%,
4/18/24 (Dominican Republic)	1,551,000	1,667,325
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.50%,
1/27/25 (Dominican Republic)	300,000	329,250
Dominican (Republic of) 144A sr. unsec. notes 4.50%, 1/30/30
(Dominican Republic)	2,200,000	2,222,000
Egypt (Arab Republic of) sr. unsec. bonds Ser. REGS, 7.053%,
1/15/32 (Egypt)	11,840,000	11,706,445
Egypt (Arab Republic of) sr. unsec. notes Ser. REGS, 7.60%,
3/1/29 (Egypt)	3,011,000	3,206,652
Egypt (Arab Republic of) sr. unsec. unsub. notes Ser. REGS, 5.875%,
6/11/25 (Egypt)	7,155,000	7,557,397
Egypt (Arab Republic of) 144A sr. unsec. bonds 8.875%,
5/29/50 (Egypt)	2,975,000	3,033,679
Egypt (Arab Republic of) 144A sr. unsec. bonds 7.053%,
1/15/32 (Egypt)	6,810,000	6,712,522
Egypt (Arab Republic of) 144A sr. unsec. bonds 5.875%,
2/16/31 (Egypt)	4,200,000	3,931,620
Egypt (Arab Republic of) 144A sr. unsec. notes 5.75%,
5/29/24 (Egypt)	2,515,000	2,636,676
El Salvador (Republic of) sr. unsec. unsub. bonds Ser. REGS,
7.625%, 2/1/41 (El Salvador)	2,515,000	2,420,688
El Salvador (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.375%,
1/18/27 (El Salvador)	2,898,000	2,866,122
El Salvador (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.875%,
1/30/25 (El Salvador)	4,150,000	4,150,000
Ghana (Republic of) sr. unsec. bonds Ser. REGS, 8.95%,
3/26/51 (Ghana)	9,030,000	8,488,200
Ghana (Republic of) sr. unsec. bonds Ser. REGS, 8.125%,
3/26/32 (Ghana)	7,900,000	7,613,626
Ghana (Republic of) 144A sr. unsec. notes 7.75%, 4/7/29 (Ghana)	11,290,000	11,177,100
Indonesia (Republic of) sr. unsec. unsub. bonds 2.85%,
2/14/30 (Indonesia)	337,000	343,074

48 Diversified Income Trust

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (11.7%)* cont.		amount	Value
Indonesia (Republic of) sr. unsec. unsub. notes 3.85%,
10/15/30 (Indonesia)		$550,000	$603,900
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.875%,
1/15/24 (Indonesia)		2,705,000	3,060,061
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%,
1/8/26 (Indonesia)		21,200,000	23,982,712
Indonesia (Republic of) 144A sr. unsec. unsub. bonds 6.625%,
2/17/37 (Indonesia)		1,633,000	2,171,841
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%,
1/8/27 (Indonesia)		12,420,000	13,910,711
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)		200,000	210,251
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS,
6.125%, 6/15/33 (Ivory Coast)		23,575,000	24,105,438
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS, 5.75%,
12/31/32 (Ivory Coast)		9,798,257	9,773,761
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS, 5.25%,
3/22/30 (Ivory Coast)	EUR	3,940,000	4,766,029
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%,
7/23/24 (Ivory Coast)		$4,251,000	4,537,943
Ivory Coast (Republic of) 144A sr. unsec. unsub. bonds 5.25%,
3/22/30 (Ivory Coast)	EUR	4,445,000	5,373,722
Jamaica (Government of) sr. unsec. unsub. bonds 8.00%,
3/15/39 (Jamaica)		$1,119,000	1,533,030
Jamaica (Government of) sr. unsec. unsub. notes 6.75%,
4/28/28 (Jamaica)		400,000	468,000
Kenya (Republic of) sr. unsec. notes Ser. REGS, 7.00%,
5/22/27 (Kenya)		4,170,000	4,430,625
Kenya (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%,
6/24/24 (Kenya)		4,160,000	4,576,000
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)		1,637,000	1,882,567
Mongolia (Government of) sr. unsec. notes Ser. REGS, 5.125%,
4/7/26 (Mongolia)		3,120,000	3,322,822
Oman (Sultanate of) sr. unsec. notes Ser. REGS, 6.00%,
8/1/29 (Oman)		5,769,000	5,999,529
Senegal (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.75%,
3/13/48 (Senegal)		30,930,000	29,383,500
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%,
5/23/33 (Senegal)		12,400,000	12,338,000
South Africa (Republic of) sr. unsec. unsub. bonds 6.30%, 6/22/48
(South Africa)		2,098,000	2,054,727
South Africa (Republic of) sr. unsec. unsub. notes 5.875%, 9/16/25
(South Africa)		5,690,000	6,274,591
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27
(South Africa)		740,000	764,059
Turkey (Republic of) sr. unsec. unsub. notes 6.35%,
8/10/24 (Turkey)		7,088,000	7,096,860
United Mexican States sr. unsec. bonds 2.659%, 5/24/31 (Mexico)		9,715,000	9,154,833
United Mexican States sr. unsec. unsub. bonds 3.25%,
4/16/30 (Mexico)		2,165,000	2,181,238
Venezuela (Bolivarian Republic of) sr. unsec. bonds 7.00%,
3/31/38 (Venezuela)		2,900,000	290,000

Diversified Income Trust 49

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (11.7%)* cont.	amount	Value
Venezuela (Republic of) sr. unsec. notes 9.00%, 5/7/23 (Venezuela)
(In default) †	$13,582,000	$1,358,200
Venezuela (Republic of) sr. unsec. notes 7.65%, 4/21/25
(Venezuela) (In default) †	2,093,000	209,300
Venezuela (Republic of) sr. unsec. unsub. notes 8.25%, 10/13/24
(Venezuela) (In default) †	21,992,000	2,199,200
Vietnam (Socialist Republic of) sr. unsec. notes Ser. REGS, 4.80%,
11/19/24 (Vietnam)	2,350,000	2,628,811
Vietnam (Socialist Republic of) 144A sr. unsec. bonds 4.80%,
11/19/24 (Vietnam)	600,000	671,186
Total foreign government and agency bonds and notes (cost $355,362,257)		$335,123,189

		Principal
CONVERTIBLE BONDS AND NOTES (8.1%)*		amount	Value
Basic materials (0.1%)
Sika AG cv. sr. unsec. notes Ser. REGS, 0.15%, 6/5/25 (Switzerland)	CHF	640,000	$990,536
Symrise AG cv. sr. unsec. notes 0.238%, 6/20/24 (Germany)	EUR	200,000	285,262
			1,275,798
Capital goods (0.1%)
Airbus SE cv. sr. unsec. unsub. notes zero %, 6/14/21 (France)	EUR	700,000	820,389
Middleby Corp. (The) 144A cv. sr. unsec. unsub. notes 1.00%, 9/1/25		$1,892,000	2,666,537
			3,486,926
Communication services (0.4%)
Cable One, Inc. 144A company guaranty cv. sr. unsec. notes
1.125%, 3/15/28		1,697,000	1,709,727
Cellnex Telecom, SA cv. sr. unsec. unsub. notes 1.50%,
1/16/26 (Spain)	EUR	400,000	762,415
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26		$3,887,000	3,736,573
Liberty Broadband Corp. 144A cv. sr. unsec. bonds 1.25%, 9/30/50		538,000	526,164
Liberty Media Corp. cv. sr. unsec. bonds 1.375%, 10/15/23		986,000	1,255,353
Liberty Media Corp. cv. sr. unsec. unsub. bonds 0.50%, 12/1/50		1,221,000	1,412,697
Liberty Media Corp. 144A cv. sr. unsec. unsub. bonds
2.75%, 12/1/49		1,942,000	2,013,854
			11,416,783
Consumer cyclicals (1.5%)
adidas AG 144A cv. sr. unsec. notes 0.05%, 9/12/23 (Germany)	EUR	600,000	858,416
Alarm.com Holdings, Inc. 144A cv. sr. unsec. notes zero %, 1/15/26		$1,109,000	1,028,598
Archer Obligations cv. sr. unsec. notes Ser. KER, zero %,
3/31/23 (France)	EUR	200,000	339,996
Booking Holdings, Inc. 144A cv. sr. unsec. notes 0.75%, 5/1/25		$2,424,000	3,563,280
Burlington Stores, Inc. 144A cv. sr. unsec. notes 2.25%, 4/15/25		1,693,000	2,542,674
Carnival Corp. 144A cv. company guaranty notes 5.75%, 4/1/23		9,000	25,254
Cinemark Holdings, Inc. 144A cv. sr. unsec. notes 4.50%, 8/15/25		474,000	789,802
Compagnie Generale des Etablissements Michelin SCA cv. sr.
unsec. unsub. notes zero %, 1/10/22 (France)		400,000	426,464
Dick’s Sporting Goods, Inc. 144A cv. sr. unsec. notes 3.25%, 4/15/25		138,000	316,193
DraftKings, Inc. 144A cv. sr. unsec. unsub. notes zero %, 3/15/28		1,846,000	1,826,617
Expedia Group, Inc. 144A company guaranty cv. sr. unsec. unsub.
notes zero %, 2/15/26		2,548,000	2,781,143
Ford Motor Co. 144A cv. sr. unsec. notes zero %, 3/15/26		2,112,000	2,133,120
FTI Consulting, Inc. cv. sr. unsec. notes 2.00%, 8/15/23		1,163,000	1,695,654

50 Diversified Income Trust

		Principal
CONVERTIBLE BONDS AND NOTES (8.1%)* cont.		amount	Value
Consumer cyclicals cont.
Horizon Global Corp. cv. sr. unsec. unsub. notes 2.75%, 7/1/22		$283,000	$270,209
Liberty Interactive, LLC 144A cv. sr. unsec. bonds 1.75%, 9/30/46		159,000	291,368
Liberty Media Corp. cv. sr. unsec. notes 1.00%, 1/30/23		1,611,000	2,042,748
Live Nation Entertainment, Inc. cv. sr. unsec. notes 2.50%, 3/15/23		1,965,000	2,744,909
National Vision Holdings, Inc. 144A cv. sr. unsec. notes
2.50%, 5/15/25		1,142,000	1,788,657
NCL Corp, Ltd. 144A cv. company guaranty notes 5.375%, 8/1/25		1,916,000	3,315,639
Nexity SA cv. sr. unsec. notes 0.25%, 3/2/25 (Units) (France)	EUR	2,850	228,597
NIO, Inc. 144A cv. sr. unsec. notes 0.50%, 2/1/27 (China)		$580,000	489,810
Penn National Gaming, Inc. cv. sr. unsec. notes 2.75%, 5/15/26		4,000	18,040
RH cv. sr. unsec. notes zero %, 9/15/24 (acquired 11/13/19, cost
$213,509) ∆∆		208,000	587,009
Royal Caribbean Cruises, Ltd. 144A cv. sr. unsec. notes
2.875%, 11/15/23		3,532,000	4,588,068
Sabre GLBL, Inc. 144A cv. company guaranty sr. unsec. notes
4.00%, 4/15/25		214,000	444,478
Shift4 Payments, Inc. 144A cv. sr. unsec. sub. notes
zero %, 12/15/25		1,439,000	1,799,614
Square, Inc. 144A cv. sr. unsec. sub. notes 0.25%, 11/1/27		1,225,000	1,383,485
Square, Inc. 144A cv. sr. unsec. sub. notes zero %, 5/1/26		1,227,000	1,367,369
Vail Resorts, Inc. 144A cv. sr. unsec. sub. notes zero %, 1/1/26		1,808,000	1,850,055
Winnebago Industries, Inc. cv. sr. unsec. notes 1.50%, 4/1/25		1,238,000	1,714,630
			43,251,896
Consumer staples (0.6%)
Airbnb, Inc. 144A cv. sr. unsec. sub. notes zero %, 3/15/26		2,010,000	2,098,440
Bloomin’ Brands, Inc. 144A cv. sr. unsec. notes 5.00%, 5/1/25		10,000	24,138
Chegg, Inc. 144A cv. sr. unsec. notes zero %, 9/1/26		2,056,000	2,210,200
Delivery Hero AG cv. sr. unsec. notes 1.50%, 1/15/28 (Germany)	EUR	800,000	994,769
Etsy, Inc. 144A cv. sr. unsec. notes 0.125%, 9/1/27		$1,602,000	2,095,616
Fiverr International, Ltd. 144A cv. sr. unsec. notes zero %,
11/1/25 (Israel)		224,000	281,120
IAC Financeco 2, Inc. 144A cv. company guaranty sr. unsec. notes
0.875%, 6/15/26		181,000	303,175
Lyft, Inc. 144A cv. sr. unsec. notes 1.50%, 5/15/25		1,717,000	3,039,090
Pinduoduo, Inc. cv. sr. unsec. notes zero %, 12/1/25 (China)		1,000,000	1,058,470
Shake Shack, Inc. 144A cv. sr. unsec. notes zero %, 3/1/28		1,049,000	1,043,099
Uber Technologies, Inc. 144A cv. sr. unsec. notes zero %, 12/15/25		1,142,000	1,199,814
Wayfair, Inc. 144A cv. sr. unsec. notes 0.625%, 10/1/25		1,473,000	1,572,428
Zalando SE cv. sr. unsec. notes 0.05%, 8/6/25 (Germany)	EUR	500,000	698,319
Zillow Group, Inc. cv. sr. unsec. notes 2.75%, 5/15/25		$130,000	269,750
			16,888,428
Energy (0.4%)
BP Capital Markets PLC cv. company guaranty sr. unsec. unsub.
notes 1.00%, 4/28/23 (United Kingdom)	GBP	300,000	431,736
Enphase energy, Inc. 144A cv. sr. unsec. notes zero %, 3/1/28		$2,041,000	1,882,774
Pioneer Natural Resources Co. 144A cv. sr. unsec. notes
0.25%, 5/15/25		3,191,000	4,997,106
SolarEdge Technologies, Inc. 144A cv. sr. unsec. notes zero %,
9/15/25 (Israel)		1,082,000	1,381,714
Sunrun, Inc. 144A cv. sr. unsec. notes zero %, 2/1/26		1,137,000	1,021,227

Diversified Income Trust 51

		Principal
CONVERTIBLE BONDS AND NOTES (8.1%)* cont.		amount	Value
Energy cont.
TOTAL SA cv. sr. unsec. unsub. notes 0.50%, 12/2/22 (France)		$800,000	$832,032
Transocean, Inc. cv. company guaranty sr. unsec. sub. notes
0.50%, 1/30/23		1,277,000	955,583
			11,502,172
Financials (0.3%)
Blackstone Mortgage Trust, Inc. cv. sr. unsec. notes
4.75%, 3/15/23 R		1,612,000	1,650,366
Deutsche Wohnen SE cv. sr. unsec. unsub. notes 0.60%,
1/5/26 (Germany)	EUR	600,000	747,343
Encore Capital Group, Inc. cv. company guaranty sr. unsec. unsub.
notes 3.25%, 3/15/22		$1,088,000	1,181,173
IH Merger Sub, LLC cv. company guaranty sr. unsec. notes
3.50%, 1/15/22 R		1,432,000	2,024,490
JPMorgan Chase Financial Co., LLC cv. company guaranty sr.
unsec. notes 0.25%, 5/1/23		1,113,000	1,232,648
LendingTree, Inc. 144A cv. sr. unsec. notes 0.50%, 7/15/25		1,625,000	1,473,672
Redfin Corp. 144A cv. sr. unsec. notes zero %, 10/15/25		1,387,000	1,621,923
			9,931,615
Health care (1.2%)
1Life Healthcare, Inc. 144A cv. sr. unsec. notes 3.00%, 6/15/25		146,000	174,193
BioMarin Pharmaceutical, Inc. 144A cv. sr. unsec. sub. notes
1.25%, 5/15/27		1,318,000	1,292,430
CONMED Corp. cv. sr. unsec. notes 2.625%, 2/1/24		806,000	1,259,874
DexCom, Inc. 144A cv. sr. unsec. unsub. notes 0.25%, 11/15/25		2,111,000	2,072,738
Envista Holdings Corp. 144A cv. sr. unsec. notes 2.375%, 6/1/25		469,000	959,715
Exact Sciences Corp. cv. sr. unsec. notes 0.375%, 3/15/27		3,754,000	5,133,595
Guardant Health, Inc. 144A cv. sr. unsec. sub. notes
zero %, 11/15/27		2,074,000	2,659,906
Halozyme Therapeutics, Inc. 144A cv. sr. unsec. notes
0.25%, 3/1/27		2,070,000	1,884,994
Illumina, Inc. cv. sr. unsec. notes zero %, 8/15/23		362,000	429,423
Insulet Corp. cv. sr. unsec. notes 0.375%, 9/1/26		1,662,000	2,208,550
Integra LifeSciences Holdings Corp. cv. sr. unsec. notes 0.50%,
8/15/25 (acquired various dates from 2/5/20 to 11/10/20, cost
$1,347,378) ∆∆		1,350,000	1,501,065
Ironwood Pharmaceuticals, Inc. cv. sr. unsec. notes 1.50%, 6/15/26		1,155,000	1,303,688
Ironwood Pharmaceuticals, Inc. cv. sr. unsec. notes 0.75%, 6/15/24		1,152,000	1,264,990
Jazz Investments I, Ltd. cv. company guaranty sr. unsec. sub. notes
1.50%, 8/15/24 (Ireland)		1,641,000	1,773,306
NeoGenomics, Inc. cv. sr. unsec. notes 0.25%, 1/15/28		1,270,000	1,277,771
Neurocrine Biosciences, Inc. cv. sr. unsec. notes 2.25%, 5/15/24		617,000	829,480
Nevro Corp. cv. sr. unsec. unsub. notes 1.75%, 6/1/21		532,000	776,512
Novocure, Ltd. 144A cv. sr. unsec. notes zero %, 11/1/25 (Jersey)		1,092,000	1,208,708
Omnicell, Inc. 144A cv. sr. unsec. notes 0.25%, 9/15/25		1,081,000	1,540,425
Pacira Pharmaceuticals, Inc. 144A cv. sr. unsec. notes
0.75%, 8/1/25		1,426,000	1,727,314
QIAGEN NV cv. sr. unsec. unsub. notes Ser. REGS, 1.00%,
11/13/24 (Netherlands)		200,000	244,219
Revance Therapeutics, Inc. cv. sr. unsec. notes 1.75%, 2/15/27
(acquired 7/27/20, cost $825,280) ∆∆		828,000	927,903

52 Diversified Income Trust

	Principal
CONVERTIBLE BONDS AND NOTES (8.1%)* cont.	amount	Value
Health care cont.
Tandem Diabetes Care, Inc. 144A cv. sr. unsec. notes 1.50%, 5/1/25	$877,000	$960,841
Teladoc Health, Inc. 144A cv. sr. unsec. sub. notes 1.25%, 6/1/27	1,479,000	1,643,612
		35,055,252
Technology (2.8%)
21Vianet Group, Inc. 144A cv. sr. unsec. notes zero %, 2/1/26 (China)	501,000	470,189
Akamai Technologies, Inc. cv. sr. unsec. notes 0.375%, 9/1/27	3,429,000	3,718,323
Akamai Technologies, Inc. cv. sr. unsec. notes 0.125%, 5/1/25	777,000	939,684
Bentley Systems, Inc. 144A cv. sr. unsec. notes 0.125%, 1/15/26	1,342,000	1,387,038
Bill.com Holdings, Inc. 144A cv. sr. unsec. notes zero %, 12/1/25	2,060,000	2,451,400
Blackline, Inc. 144A cv. sr. unsec. notes zero %, 3/15/26	1,740,000	1,688,888
Box, Inc. 144A cv. sr. unsec. notes zero %, 1/15/26	1,034,000	1,170,359
Ceridian HCM Holding, Inc. 144A cv. sr. unsec. notes 0.25%, 3/15/26	1,697,000	1,633,363
Cloudflare, Inc. 144A cv. sr. unsec. notes 0.75%, 5/15/25	168,000	331,905
Coupa Software, Inc. 144A cv. sr. unsec. notes 0.375%, 6/15/26	2,256,000	2,549,280
Cree, Inc. 144A cv. sr. unsec. unsub. notes 1.75%, 5/1/26	241,000	569,218
CyberArk Software, Ltd. cv. sr. unsec. notes zero %, 11/15/24 (Israel)	1,700,000	1,832,770
Datadog, Inc. 144A cv. sr. unsec. notes 0.125%, 6/15/25	1,428,000	1,685,933
Envestnet, Inc. 144A cv. company guaranty sr. unsec. notes
0.75%, 8/15/25	1,146,000	1,141,696
Everbridge, Inc. 144A cv. sr. unsec. notes zero %, 3/15/26	1,164,000	1,134,900
Five9, Inc. 144A cv. sr. unsec. notes 0.50%, 6/1/25	1,193,000	1,592,655
Guidewire Software, Inc. cv. sr. unsec. sub. notes 1.25%, 3/15/25	1,600,000	1,800,000
HubSpot, Inc. 144A cv. sr. unsec. notes 0.375%, 6/1/25	728,000	1,249,885
Inphi Corp. 144A cv. sr. unsec. notes 0.75%, 4/15/25	1,304,000	1,982,896
iQIYI, Inc. cv. sr. unsec. notes 2.00%, 4/1/25 (acquired 3/27/19, cost
$220,000) (China) ∆∆	220,000	203,060
j2 Global, Inc. 144A cv. sr. unsec. notes 1.75%, 11/1/26	1,728,000	2,024,999
LivePerson, Inc. 144A cv. sr. unsec. notes zero %, 12/15/26	862,000	868,466
Lumentum Holdings, Inc. cv. sr. unsec. notes 0.50%, 12/15/26	2,615,000	3,041,506
Microchip Technology, Inc. cv. sr. unsec. sub. notes
1.625%, 2/15/27	300,000	682,500
MicroStrategy, Inc. 144A cv. sr. unsec. notes zero %, 2/15/27	463,000	386,605
Nuance Communications, Inc. cv. sr. unsec. notes 1.25%, 4/1/25	107,000	243,532
Okta, Inc. 144A cv. sr. unsec. notes 0.375%, 6/15/26	1,629,000	1,899,822
ON Semiconductor Corp. cv. company guaranty sr. unsec. unsub.
notes 1.625%, 10/15/23	747,000	1,548,625
Palo Alto Networks, Inc. 144A cv. sr. unsec. notes 0.375%, 6/1/25	7,387,000	9,122,945
Pegasystems, Inc. 144A cv. sr. unsec. notes 0.75%, 3/1/25 (acquired
2/20/20 and 4/28/20, cost $1,180,879) ∆∆	1,191,000	1,299,679
Proofpoint, Inc. cv. sr. unsec. notes 0.25%, 8/15/24	1,404,000	1,497,892
Q2 Holdings, Inc. cv. sr. unsec. unsub. notes 0.75%, 6/1/26	621,000	809,225
Rapid7, Inc. 144A cv. sr. unsec. notes 2.25%, 5/1/25	709,000	1,004,583
RingCentral, Inc. cv. sr. unsec. notes zero %, 3/1/25 (acquired
various dates from 2/28/20 to 4/17/20, cost $2,260,846) ∆∆	2,267,000	2,483,782
Sea, Ltd. 144A cv. sr. unsec. notes 2.375%, 12/1/25 (Thailand)	200,000	509,875
Shopify, Inc. cv. sr. unsec. notes 0.125%, 11/1/25 (Canada)	449,000	511,860
Silicon Laboratories, Inc. 144A cv. sr. unsec. notes 0.625%, 6/15/25	1,038,000	1,361,130
Snap, Inc. cv. sr. unsec. sub. notes 0.75%, 8/1/26	134,000	315,989

Diversified Income Trust 53

		Principal
CONVERTIBLE BONDS AND NOTES (8.1%)* cont.		amount	Value
Technology cont.
Splunk, Inc. cv. sr. unsec. notes 1.125%, 9/15/25		$613,000	$722,191
Splunk, Inc. 144A cv. sr. unsec. notes 1.125%, 6/15/27		3,262,000	3,092,784
Synaptics, Inc. cv. sr. unsec. notes 0.50%, 6/15/22		245,000	451,413
Talend SA cv. sr. unsec. notes 1.75%, 9/1/24 (acquired various dates
between 9/6/19 and 10/2/19, cost $216,547) ∆∆	EUR	200,000	281,868
Twilio, Inc. cv. sr. unsec. notes 0.25%, 6/1/23		$38,000	182,134
Twitter, Inc. 144A cv. sr. unsec. sub. notes zero %, 3/15/26		4,954,000	4,681,530
Viavi Solutions, Inc. cv. sr. unsec. unsub. notes 1.00%, 3/1/24		1,755,000	2,308,922
Wix.com, Ltd. 144A cv. sr. unsec. notes zero %, 8/15/25 (Israel)		439,000	462,322
Yandex NV cv. sr. unsec. notes 0.75%, 3/3/25 (Russia)		400,000	488,440
Zendesk, Inc. 144A cv. sr. unsec. notes 0.625%, 6/15/25		2,426,000	3,349,336
Zscaler, Inc. 144A cv. sr. unsec. notes 0.125%, 7/1/25		1,600,000	2,132,800
Zynga, Inc. 144A cv. sr. unsec. unsub. notes zero %, 12/15/26		2,853,000	3,025,963
			80,326,160
Transportation (0.5%)
Air Transport Services Group, Inc. cv. sr. unsec. notes
1.125%, 10/15/24		1,242,000	1,387,935
American Airlines Group, Inc. cv. company guaranty notes
6.50%, 7/1/25		2,355,000	4,044,713
Deutsche Post AG cv. sr. unsec. notes 0.05%, 6/30/25 (Germany)	EUR	400,000	518,043
JetBlue Airways Corp. 144A cv. sr. unsec. notes 0.50%, 4/1/26		$2,001,000	2,198,699
Southwest Airlines Co. cv. sr. unsec. notes 1.25%, 5/1/25		3,896,000	6,688,945
			14,838,335
Utilities and power (0.2%)
Eni SpA cv. sr. unsec. unsub. notes zero %, 4/13/22 (Italy)	EUR	200,000	234,458
Iberdrola International BV cv. company guaranty sr. unsec. unsub.
notes zero %, 11/11/22 (Spain)	EUR	300,000	464,460
NextEra Energy Partners LP 144A company guaranty cv. sr. unsec.
notes zero %, 11/15/25		$1,805,000	1,934,734
NRG Energy, Inc. cv. company guaranty sr. unsec. bonds
2.75%, 6/1/48		1,464,000	1,705,316
			4,338,968
Total convertible bonds and notes (cost $207,149,379)			$232,312,333

PURCHASED SWAP OPTIONS OUTSTANDING (3.8%)*
Counterparty		Notional/
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value
Bank of America N.A.
(1.185)/3 month USD-LIBOR-BBA/Dec-25	Dec-23/1.185	$306,920,900	$4,554,706
0.485/3 month USD-LIBOR-BBA/Jan-25	Jan-24/0.485	306,920,900	239,398
Barclays Bank PLC
(1.08)/3 month USD-LIBOR-BBA/Jun-26
(United Kingdom)	Jun-21/1.08	695,749,700	5,983,447
Citibank, N.A.
(2.023)/3 month USD-LIBOR-BBA/Jun-51	Jun-21/2.023	20,264,400	1,210,798
(1.736)/3 month USD-LIBOR-BBA/Apr-31	Apr-21/1.736	75,593,200	739,302
(0.271)/3 month USD-LIBOR-BBA/Jun-23	Jun-21/0.271	243,170,350	393,936
1.736/3 month USD-LIBOR-BBA/Apr-31	Apr-21/1.736	75,593,200	380,990
0.915/3 month USD-LIBOR-BBA/Jul-31	Jul-21/0.915	65,847,500	13,828
1.13/3 month USD-LIBOR-BBA/Apr-31	Apr-21/1.13	131,014,400	2,620

54 Diversified Income Trust

PURCHASED SWAP OPTIONS OUTSTANDING (3.8%)* cont.
Counterparty			Notional/
Fixed right % to receive or (pay)/	Expiration		Contract
Floating rate index/Maturity date	date/strike		amount	Value
Goldman Sachs International
2.988/3 month USD-LIBOR-BBA/Feb-39	Feb-29/2.988		$44,570,700	$3,368,208
(1.62)/3 month USD-LIBOR-BBA/Aug-31	Aug-21/1.62		74,209,200	2,390,278
(2.988)/3 month USD-LIBOR-BBA/Feb-39	Feb-29/2.988		44,570,700	2,190,650
(2.983)/3 month USD-LIBOR-BBA/May-52	May-22/2.983		77,778,300	1,874,457
1.065/3 month USD-LIBOR-BBA/Apr-31	Apr-21/1.065		131,694,700	132
JPMorgan Chase Bank N.A.
(1.167)/3 month USD-LIBOR-BBA/Apr-31	Apr-21/1.167		489,200,100	28,417,634
(1.77)/3 month USD-LIBOR-BBA/Jun-31	Jun-21/1.77		440,000,000	7,867,200
(1.81)/3 month USD-LIBOR-BBA/Jun-31	Jun-21/1.81		295,914,400	4,639,938
2.795/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795		35,772,300	2,339,866
2.7575/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575		35,772,300	2,280,484
(2.7575)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575		35,772,300	2,001,102
(2.795)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795		35,772,300	1,951,379
Morgan Stanley & Co. International PLC
3.00/3 month USD-LIBOR-BBA/Apr-72	Apr-47/3.00		44,214,400	7,562,431
3.00/3 month USD-LIBOR-BBA/Feb-73	Feb-48/3.00		44,214,400	7,468,254
2.75/3 month USD-LIBOR-BBA/May-73	May-48/2.75		44,214,400	6,235,999
(1.613)/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613		58,978,200	5,832,354
2.75/3 month USD-LIBOR-BBA/Dec-71	Dec-46/2.75		10,000,000	1,411,600
1.613/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613		58,978,200	1,156,563
(2.904)/3 month USD-LIBOR-BBA/May-51	May-21/2.904		33,333,500	30,667
Toronto-Dominion Bank
(1.04)/3 month USD-LIBOR-BBA/Mar-55 (Canada)	Mar-25/1.04		7,791,000	2,531,218
UBS AG
(0.153)/6 month EUR-EURIBOR-Reuters/Sep-29	Sep-24/0.153	EUR	83,593,200	2,014,511
0.153/6 month EUR-EURIBOR-Reuters/Sep-29	Sep-24/0.153	EUR	83,593,200	1,703,757
Total purchased swap options outstanding (cost $75,131,126)				$108,787,707

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.1%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed
Securities 30 yr 2.50% TBA
commitments (Call)	May-21/$102.78	$445,000,000	$445,000,000	$1,609,120
Uniform Mortgage-Backed
Securities 30 yr 2.00% TBA
commitments (Call)	May-21/99.97	326,000,000	326,000,000	1,659,666
Total purchased options outstanding (cost $4,123,438)				$3,268,786

	Principal
SENIOR LOANS (2.2%)*c	amount	Value
Basic materials (0.2%)
Alpha 3 BV bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.50%), 3.00%, 3/5/28	$810,000	$806,963
Diamond BC BV bank term loan FRN (BBA LIBOR USD 3 Month
+ 3.00%), 3.109%, 9/6/24	263,711	262,144
Messer Industries USA, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.50%), 2.703%, 3/1/26	549,358	544,552

Diversified Income Trust 55

	Principal
SENIOR LOANS (2.2%)*c cont.	amount	Value
Basic materials cont.
Solenis International, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 8.50%), 8.69%, 6/26/26	$1,495,000	$1,495,623
Solenis International, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 4.19%, 6/26/25	1,940,278	1,933,002
TAMKO Building Products, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.25%), 3.365%, 5/31/26	130,000	129,269
W.R. Grace & Co./CT bank term loan FRN Ser. B3, (1 Month
US LIBOR + 2.00%), 2.107%, 3/30/28	120,000	119,100
		5,290,653
Capital goods (0.6%)
American Axle and Manufacturing, Inc. bank term loan FRN (BBA
LIBOR USD 3 Month + 2.25%), 3.00%, 4/6/24	332,707	330,074
Berry Global Group, Inc. bank term loan FRN Ser. BZ, (BBA LIBOR
USD 3 Month + 1.75%), 1.898%, 7/1/26	1,446,375	1,432,363
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.25%), 3.443%, 4/3/24	1,954,169	1,908,456
Filtration Group Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.75%), 4.50%, 3/29/25	855,700	854,203
Gates Global, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 2.75%), 3.50%, 3/31/27	723,188	720,927
GFL Environmental, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.00%), 3.50%, 5/31/25	1,186,670	1,186,246
Harsco Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.25%), 2.75%, 3/5/28	1,175,000	1,164,719
Reynolds Group Holdings, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 2.75%), 2.859%, 2/5/23	58,969	58,767
Tenneco, Inc. bank term loan FRN (BBA LIBOR USD 3 Month +
3.00%), 3.109%, 10/1/25	997,449	970,019
Titan Acquisition, Ltd./United Kingdom bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.00%), 3.267%, 3/28/25	141,312	138,338
Vertical US Newco, Inc. bank term loan FRN Ser. B, (1 Month
US LIBOR + 4.25%), 4.478%, 7/31/27	686,554	687,413
Vertiv Group Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 2.869%, 3/2/27	5,681,181	5,636,800
Welbilt, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.50%), 2.607%, 10/23/25	750,000	718,125
		15,806,450
Communication services (0.1%)
Asurion, LLC bank term loan FRN Ser. B7, (BBA LIBOR USD 3 Month
+ 3.00%), 3.109%, 11/3/24	808,754	805,215
Intelsat Jackson Holdings SA bank term loan FRN Ser. B3, (BBA
LIBOR USD 3 Month + 3.75%), 8.00%, 11/27/23	290,000	294,229
Zayo Group Holdings, Inc. bank term loan FRN (1 Month US LIBOR
+ 3.00%), 3.109%, 3/9/27	864,065	856,351
		1,955,795
Consumer cyclicals (0.6%)
AppleCaramel Buyer, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 4.50%, 10/19/27	1,192,013	1,188,866
Clear Channel Outdoor Holdings, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.50%), 3.712%, 8/21/26	1,379,000	1,324,332

56 Diversified Income Trust

	Principal
SENIOR LOANS (2.2%)*c cont.	amount	Value
Consumer cyclicals cont.
Constellation Merger Sub, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 2.75%), 2.953%, 9/18/24	$1,490,996	$1,398,223
Cornerstone Building Brands, Inc. bank term loan FRN Ser. B,
(1 Month US LIBOR + 3.25%), 3.449%, 4/12/28	90,000	89,606
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 2.50%), 3.25%, 5/5/24	1,172,823	1,171,064
Diamond Sports Group, LLC bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.25%), 3.36%, 8/24/26	73,875	51,651
Garda World Security Corp. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 4.75%), 5.75%, 10/30/26	871,001	870,691
Golden Nugget, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.50%), 3.25%, 10/4/23	1,396,892	1,374,193
iHeartCommunications, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 4.75%, 5/1/26	1,141,375	1,124,967
iHeartCommunications, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.00%), 3.109%, 5/1/26	68,167	67,303
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 3.62%, 11/6/24	4,953,511	4,949,796
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 9.00%, 2/28/26	1,360,000	1,166,201
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.50%), 4.50%, 2/28/25	489,648	458,433
Scientific Games International, Inc. bank term loan FRN Ser. B5,
(BBA LIBOR USD 3 Month + 2.75%), 2.859%, 8/14/24	88,405	86,582
Terrier Media Buyer, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.50%), 3.609%, 12/17/26	1,512,659	1,497,768
Werner Finco LP bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.00%), 5.00%, 7/24/24	1,743,919	1,730,839
		18,550,515
Consumer staples (0.2%)
Ascend Learning, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 4.00%, 7/12/24	2,642,238	2,632,330
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 5.25%, 6/21/24	2,051,340	2,016,404
IRB Holding Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.25%), 4.25%, 12/15/27	498,751	497,147
IRB Holding Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 2.953%, 2/5/25	78,384	77,684
		5,223,565
Energy (—%)
ChampionX Holding, Inc. bank term loan FRN Ser. B, (1 Month
US LIBOR + 5.00%), 6.00%, 6/3/27	962,500	979,344
		979,344
Financials (—%)
HUB International, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.25%), 4.00%, 4/25/25	725,831	724,993
		724,993

Diversified Income Trust 57

	Principal
SENIOR LOANS (2.2%)*c cont.	amount	Value
Health care (0.4%)
Air Methods Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.50%), 4.50%, 4/21/24	$997,409	$965,149
Elanco Animal Health, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 1.75%), 1.865%, 2/4/27	1,077,698	1,062,495
Enterprise Merger Sub, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 3.859%, 10/10/25	2,353,913	2,022,731
Global Medical Response, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.75%), 5.75%, 10/2/25	3,067,312	3,055,810
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.25%), 3.359%, 6/30/25	2,276,071	2,271,091
Quorum Health Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.25%), 9.25%, 4/29/25	2,347,909	2,383,127
		11,760,403
Technology (0.1%)
Epicor Software Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.25%), 4.00%, 7/30/27	1,308,425	1,303,926
Greeneden US Holdings II, LLC bank term loan FRN (BBA LIBOR
USD 3 Month + 4.00%), 4.75%, 10/8/27	1,170,000	1,169,123
		2,473,049
Transportation (—%)
Aadvantage Loyalty LP, Ltd. bank term loan FRN (1 Month US LIBOR
+ 4.75%), 5.50%, 3/10/28 (Cayman Islands)	650,000	664,276
Genesee & Wyoming, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 2.00%), 2.203%, 11/5/26	608,850	606,567
		1,270,843
Total senior loans (cost $63,592,595)		$64,035,610

	Principal
ASSET-BACKED SECURITIES (0.9%)*	amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (BBA
LIBOR USD 3 Month + 2.90%), 3.088%, 7/25/24	$8,357,000	$8,357,000
CarMax Auto Owner Trust Ser. 20-2, Class D, 6.87%, 5/17/27	4,592,000	5,126,785
Cascade Funding Mortgage Trust 144A FRB Ser. 19-HB1, Class M5,
6.00%, 12/25/29 W	1,054,000	1,032,920
Mello Warehouse Securitization Trust 144A
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.80%),
0.909%, 11/25/53	25,000	25,000
FRB Ser. 19-1, Class A, (1 Month US LIBOR + 0.80%),
0.909%, 6/25/52	126,000	125,921
Mortgage Repurchase Agreement Financing Trust FRB Ser. 20-4,
Class A1, (1 Month US LIBOR + 1.35%), 1.456%, 4/23/23	123,000	122,991
Nationstar HECM Loan Trust 144A Ser. 19-2A, Class M4,
5.682%, 11/25/29 W	9,376,000	9,360,632
RMF Buyout Issuance Trust 144A
Ser. 20-1, Class M5, 6.00%, 2/25/30 W	1,935,000	1,880,098
Ser. 20-2, Class M3, 4.571%, 6/25/30 W	149,000	150,430
Station Place Securitization Trust 144A
FRB Ser. 20-6, Class A, (1 Month US LIBOR + 1.75%),
1.857%, 9/7/21	266,000	266,000
FRB Ser. 20-WL1, Class A, (1 Month US LIBOR + 1.15%),
1.259%, 6/25/51	489,000	489,000
Total asset-backed securities (cost $26,458,144)		$26,936,777

58 Diversified Income Trust

COMMON STOCKS (—%)*		Shares	Value
CHC Group, LLC (Units) †		70,832	$1,417
Stearns Holdings, LLC Class B † F		73,589	175,877
Total common stocks (cost $640,987)			$177,294

	Principal amount/
SHORT-TERM INVESTMENTS (29.5%)*		shares	Value
CRC Funding, LLC asset-backed commercial paper
0.130%, 6/17/21		$15,000,000	$14,995,515
Dominion Energy, Inc. commercial paper 0.220%, 4/26/21		2,200,000	2,199,722
Enbridge US, Inc. commercial paper 0.230%, 4/26/21		10,000,000	9,998,736
Enbridge US, Inc. commercial paper 0.230%, 4/20/21		10,000,000	9,999,072
Energy Transfer Operating LP commercial paper 0.400%, 4/1/21		25,000,000	24,999,742
Fidelity National Information Services, Inc. commercial paper
0.310%, 5/27/21		5,000,000	4,998,219
Fidelity National Information Services, Inc. commercial paper
0.250%, 4/16/21		10,000,000	9,999,284
FMC Corp. commercial paper 0.400%, 4/1/21		20,000,000	19,999,724
General Motors Financial Co., Inc. commercial paper
0.280%, 4/1/21		25,000,000	24,999,791
Humana, Inc. commercial paper 0.310%, 4/28/21		2,500,000	2,498,975
Humana, Inc. commercial paper 0.300%, 5/12/21		5,000,000	4,996,862
Humana, Inc. commercial paper 0.230%, 4/15/21		6,000,000	5,998,725
Hyundai Capital America commercial paper 0.200%, 4/6/21		10,000,000	9,999,800
Intercontinental Exchange, Inc. commercial paper
0.421%, 6/22/21		9,480,000	9,472,814
Intercontinental Exchange, Inc. commercial paper
0.421%, 6/21/21		6,000,000	5,995,518
Intercontinental Exchange, Inc. commercial paper
0.361%, 5/11/21		4,000,000	3,998,692
Mid-America Apartments LP commercial paper 0.200%, 4/13/21		10,000,000	9,999,433
Mitsubishi UFJ Trust & Banking Corp. commercial paper
0.190%, 7/2/21		10,000,000	9,995,841
Nasdaq, Inc. commercial paper 0.240%, 4/8/21		10,000,000	9,999,398
National Grid North America, Inc. commercial paper
0.200%, 4/16/21		10,000,000	9,999,284
National Grid PLC commercial paper 0.160%, 4/5/21		12,000,000	11,999,750
Plains Midstream Canada ULC commercial paper 0.450%, 4/1/21		13,440,000	13,439,846
Putnam Short Term Investment Fund 0.09% L	Shares	254,648,981	254,648,981
Realty Income Corp. commercial paper 0.213%, 5/12/21		$15,000,000	14,996,500
Romulus Funding Corp. asset-backed commercial paper
0.260%, 4/1/21		22,000,000	21,999,680
Shell International Finance BV commercial paper 0.523%, 6/11/21		5,000,000	4,998,760
Sherwin-Williams Co. (The) commercial paper 0.280%, 4/27/21		4,500,000	4,499,382
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.04% P	Shares	4,637,000	4,637,000
U.S. Treasury Bills 0.087%, 5/6/21 ∆ §		$9,427,000	9,426,840
U.S. Treasury Bills 0.082%, 5/13/21 # ∆ §		42,500,000	42,498,884
U.S. Treasury Bills 0.082%, 4/8/21 # ∆		53,700,000	53,699,922
U.S. Treasury Bills 0.078%, 4/15/21 # ∆		32,700,000	32,699,809
U.S. Treasury Bills 0.061%, 5/25/21 ∆ §		14,900,000	14,899,609
U.S. Treasury Bills 0.036%, 6/3/21 ∆ §		29,400,000	29,399,099
U.S. Treasury Bills 0.019%, 8/5/21 # ∆ §		36,400,000	36,397,452

Diversified Income Trust 59

SHORT-TERM INVESTMENTS (29.5%)* cont.	Principal amount	Value
U.S. Treasury Cash Management Bills 0.041%, 6/1/21 ∆	$20,500,000	$20,499,479
U.S. Treasury Cash Management Bills 0.023%, 7/20/21 ∆ §	16,000,000	15,999,120
U.S. Treasury Cash Management Bills 0.020%, 7/13/21 ∆ §	3,800,000	3,799,804
U.S. Treasury Cash Management Bills 0.016%, 7/27/21 §	17,000,000	16,998,895
U.S. Treasury Cash Management Bills 0.010%, 7/6/21 # ∆ §	12,700,000	12,699,560
U.S. Treasury Cash Management Bills 0.010%, 6/29/21 # ∆	7,100,000	7,099,824
VW Credit, Inc. commercial paper 0.250%, 4/12/21	10,000,000	9,999,483
Total short-term investments (cost $842,468,995)		$842,482,826

TOTAL INVESTMENTS
Total investments (cost $5,469,177,173)		$5,378,010,119

Key to holding’s currency abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD/$	United States Dollar

Key to holding’s abbreviations

bp	Basis Points
DAC	Designated Activity Company
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
MTN	Medium Term Notes
OJSC	Open Joint Stock Company
OTC	Over-the-counter
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
TBA	To Be Announced Commitments

60 Diversified Income Trust

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2020 through March 31, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $2,859,604,507.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $7,284,366, or 0.3% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $9,268,246 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $204,032,253 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $59,992,474 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts and TBA commitments. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $2,305,881,632 to cover certain derivative contracts, delayed delivery securities and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

Diversified Income Trust 61

FORWARD CURRENCY CONTRACTS at 3/31/21 (aggregate face value $2,174,897,648) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Sell	4/21/21	$22,327,169	$22,510,980	$183,811
	British Pound	Sell	6/16/21	166,432	168,782	2,350
	Canadian Dollar	Sell	4/21/21	989,704	908,434	(81,270)
	Euro	Buy	6/16/21	12,262,140	12,425,477	(163,337)
	Hong Kong Dollar	Sell	5/20/21	15,952,272	15,999,352	47,080
	Japanese Yen	Buy	5/19/21	17,808,893	18,791,932	(983,039)
	New Zealand Dollar	Sell	4/21/21	2,144,115	2,223,868	79,753
	Norwegian Krone	Buy	6/16/21	4,659,776	4,687,785	(28,009)
	Swiss Franc	Buy	6/16/21	6,148,571	6,191,158	(42,587)
Barclays Bank PLC
	Australian Dollar	Sell	4/21/21	6,118,446	6,376,362	257,916
	British Pound	Buy	6/16/21	3,265,915	3,311,798	(45,883)
	Canadian Dollar	Sell	4/21/21	5,178,336	5,134,973	(43,363)
	Euro	Sell	6/16/21	42,808,090	43,386,841	578,751
	Japanese Yen	Buy	5/19/21	23,915,047	25,230,117	(1,315,070)
	New Zealand Dollar	Buy	4/21/21	3,015,282	3,133,944	(118,662)
	Swedish Krona	Buy	6/16/21	188,376	194,294	(5,918)
Citibank, N.A.
	Australian Dollar	Sell	4/21/21	4,432,315	4,519,858	87,543
	British Pound	Sell	6/16/21	39,814,649	40,393,365	578,716
	Canadian Dollar	Sell	4/21/21	6,651,790	6,596,094	(55,696)
	Euro	Sell	6/16/21	38,382,154	38,888,484	506,330
	Japanese Yen	Buy	5/19/21	10,143,602	10,698,265	(554,663)
	New Zealand Dollar	Sell	4/21/21	11,653,063	12,234,008	580,945
Credit Suisse International
	Australian Dollar	Buy	4/21/21	9,324,731	9,571,935	(247,204)
	British Pound	Sell	6/16/21	15,841,030	16,058,551	217,521
	Canadian Dollar	Sell	4/21/21	17,049,047	16,872,544	(176,503)
	Euro	Sell	6/16/21	10,561,881	10,725,637	163,756
	New Zealand Dollar	Buy	4/21/21	4,352,692	4,524,452	(171,760)
	Swiss Franc	Sell	6/16/21	368,588	379,896	11,308
Goldman Sachs International
	Australian Dollar	Buy	4/21/21	7,165,508	7,781,632	(616,124)
	British Pound	Sell	6/16/21	410,359	347,303	(63,056)
	Canadian Dollar	Buy	4/21/21	109,710,966	109,040,773	670,193
	Euro	Sell	6/16/21	47,843,453	48,523,165	679,712
	Hong Kong Dollar	Buy	5/20/21	2,534,235	2,541,714	(7,479)
	Japanese Yen	Sell	5/19/21	24,876,945	25,428,772	551,827
	New Zealand Dollar	Sell	4/21/21	57,471,666	59,868,508	2,396,842
	Norwegian Krone	Buy	6/16/21	38,027,154	38,142,250	(115,096)
	Swedish Krona	Buy	6/16/21	13,044,320	13,299,927	(255,607)
	Swiss Franc	Sell	6/16/21	5,931,682	6,112,896	181,214

62 Diversified Income Trust

FORWARD CURRENCY CONTRACTS at 3/31/21 (aggregate face value $2,174,897,648) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
HSBC Bank USA, National Association
	Australian Dollar	Buy	4/21/21	$16,531,714	$16,948,450	$(416,736)
	British Pound	Sell	6/16/21	5,055,445	5,124,916	69,471
	Canadian Dollar	Buy	4/21/21	12,211,859	12,277,074	(65,215)
	Euro	Buy	6/16/21	27,602,412	27,940,683	(338,271)
	Hong Kong Dollar	Sell	5/20/21	16,436,398	16,484,736	48,338
	Japanese Yen	Buy	5/19/21	26,703,361	28,176,591	(1,473,230)
	New Zealand Dollar	Sell	4/21/21	19,021,595	19,768,525	746,930
	Swiss Franc	Sell	6/16/21	624,812	644,062	19,250
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	4/21/21	7,745,783	7,840,582	(94,799)
	British Pound	Sell	6/16/21	1,369,381	1,388,406	19,025
	Canadian Dollar	Sell	4/21/21	32,370,787	31,907,710	(463,077)
	Euro	Buy	6/16/21	49,050,205	49,717,428	(667,223)
	Japanese Yen	Buy	5/19/21	7,293,778	7,564,061	(270,283)
	New Zealand Dollar	Sell	4/21/21	15,956,728	16,578,751	622,023
	Norwegian Krone	Buy	6/16/21	4,099,992	4,088,140	11,852
	Swedish Krona	Sell	6/16/21	2,365,269	2,449,435	84,166
	Swiss Franc	Sell	6/16/21	918,985	937,188	18,203
Morgan Stanley & Co. International PLC
	Australian Dollar	Buy	4/21/21	45,826,510	46,990,902	(1,164,392)
	British Pound	Buy	6/16/21	6,740,180	6,785,796	(45,616)
	Canadian Dollar	Buy	4/21/21	17,622,401	17,579,718	42,683
	Euro	Buy	6/16/21	46,808,639	47,458,176	(649,537)
	Japanese Yen	Buy	5/19/21	48,736,302	50,878,093	(2,141,791)
	New Zealand Dollar	Buy	4/21/21	20,807,579	21,634,463	(826,884)
	Swedish Krona	Sell	6/16/21	21,495,628	22,183,109	687,481
	Swiss Franc	Buy	6/16/21	289,718	298,615	(8,897)
NatWest Markets PLC
	Australian Dollar	Buy	4/21/21	8,450,179	9,040,830	(590,651)
	British Pound	Buy	6/16/21	31,861,454	32,333,827	(472,373)
	Canadian Dollar	Sell	4/21/21	15,783,687	15,395,670	(388,017)
	Euro	Buy	6/16/21	5,900,231	6,006,453	(106,222)
	Japanese Yen	Sell	5/19/21	142,450	133,150	(9,300)
	New Zealand Dollar	Sell	4/21/21	49,523,333	51,487,840	1,964,507
State Street Bank and Trust Co.
	Australian Dollar	Sell	4/21/21	59,769,664	60,686,446	916,782
	British Pound	Sell	6/16/21	110,789,722	112,552,661	1,762,939
	Canadian Dollar	Sell	4/21/21	39,222,794	37,624,947	(1,597,847)
	Euro	Sell	6/16/21	73,141,113	74,012,959	871,846
	Hong Kong Dollar	Sell	5/20/21	70,532,825	70,722,021	189,196
	Japanese Yen	Sell	5/19/21	93,145,882	97,999,183	4,853,301
	New Zealand Dollar	Sell	4/21/21	27,143,828	28,000,502	856,674
	Norwegian Krone	Sell	6/16/21	4,366,375	4,416,817	50,442
	Swedish Krona	Sell	6/16/21	4,164,425	4,217,451	53,026
	Swiss Franc	Buy	6/16/21	4,004,352	4,398,222	(393,870)

Diversified Income Trust 63

FORWARD CURRENCY CONTRACTS at 3/31/21 (aggregate face value $2,174,897,648) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Toronto-Dominion Bank
	Australian Dollar	Buy	4/21/21	$11,957,275	$12,262,440	$(305,165)
	British Pound	Buy	6/16/21	1,993,056	2,017,679	(24,623)
	Canadian Dollar	Buy	4/21/21	1,712,027	2,073,417	(361,390)
	Euro	Sell	6/16/21	63,482,622	64,342,291	859,669
	Japanese Yen	Buy	5/19/21	10,609,598	11,236,696	(627,098)
	New Zealand Dollar	Buy	4/21/21	787,221	818,189	(30,968)
	Norwegian Krone	Buy	6/16/21	14,761,185	14,805,874	(44,689)
	Swiss Franc	Sell	6/16/21	4,406,333	4,489,622	83,289
UBS AG
	Australian Dollar	Sell	4/21/21	44,529,305	45,607,519	1,078,214
	British Pound	Sell	6/16/21	4,995,326	5,147,467	152,141
	Canadian Dollar	Buy	4/21/21	27,613,892	27,511,527	102,365
	Euro	Buy	6/16/21	49,523,746	50,179,229	(655,483)
	Hong Kong Dollar	Sell	5/20/21	7,516,550	7,538,364	21,814
	Japanese Yen	Buy	5/19/21	61,298,236	63,583,886	(2,285,650)
	New Zealand Dollar	Sell	4/21/21	20,709,246	21,420,943	711,697
	Norwegian Krone	Buy	6/16/21	5,075,409	5,122,687	(47,278)
	Swedish Krona	Buy	6/16/21	19,162,980	19,704,270	(541,290)
	Swiss Franc	Sell	6/16/21	13,915,988	14,085,431	169,443
WestPac Banking Corp.
	Australian Dollar	Buy	4/21/21	3,222,389	3,288,447	(66,058)
	British Pound	Buy	6/16/21	11,026,754	11,191,154	(164,400)
	Canadian Dollar	Buy	4/21/21	11,972,172	12,144,797	(172,625)
	Euro	Sell	6/16/21	11,603,506	11,629,275	25,769
	Japanese Yen	Sell	5/19/21	3,523,990	3,773,690	249,700
	New Zealand Dollar	Sell	4/21/21	34,508,308	35,022,039	513,731
Unrealized appreciation						25,631,535
Unrealized (depreciation)						(22,601,274)
Total						$3,030,261

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 3/31/21 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
U.S. Treasury Note 2 yr (Short)	18,028	$3,979,258,460	$3,979,258,460	Jun-21	$3,769,039
U.S. Treasury Note 5 yr (Short)	2,885	356,004,494	356,004,494	Jun-21	472,608
U.S. Treasury Note Ultra 10 yr (Short)	25	3,592,188	3,592,188	Jun-21	131,241
Unrealized appreciation					4,372,888
Unrealized (depreciation)					—
Total					$4,372,888

64 Diversified Income Trust

WRITTEN SWAP OPTIONS OUTSTANDING at 3/31/21 (premiums $129,381,489) (Unaudited)
Counterparty			Notional/
Fixed Obligation % to receive or (pay)/	Expiration		Contract
Floating rate index/Maturity date	date/strike		amount	Value
Bank of America N.A.
0.985/3 month USD-LIBOR-BBA/Jan-25	Jan-24/0.985		$306,920,900	$2,292,699
2.074/3 month USD-LIBOR-BBA/Dec-53	Dec-23/2.074		24,553,600	3,501,834
Barclays Bank PLC
(1.08)/3 month USD-LIBOR-BBA/Jun-26	Jun-21/1.08		695,749,700	3,798,793
Citibank, N.A.
(1.242)/3 month USD-LIBOR-BBA/Apr-51	Apr-21/1.242		21,487,600	21
(0.93)/3 month USD-LIBOR-BBA/Apr-31	Apr-21/0.93		131,014,400	131
1.722/3 month USD-LIBOR-BBA/Jun-31	Jun-21/1.722		101,321,000	1,854,174
(1.865)/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865		53,655,100	1,897,244
1.415/3 month USD-LIBOR-BBA/Jul-31	Jul-21/1.415		65,847,500	2,872,268
1.242/3 month USD-LIBOR-BBA/Apr-51	Apr-21/1.242		21,487,600	4,777,123
1.865/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865		53,655,100	5,186,302
Goldman Sachs International
(1.165)/3 month USD-LIBOR-BBA/Apr-31	Apr-21/1.165		65,847,500	66
2.823/3 month USD-LIBOR-BBA/May-27	May-22/2.823		311,113,500	998,674
1.465/3 month USD-LIBOR-BBA/Apr-31	Apr-21/1.465		65,847,500	1,979,376
1.722/6 month GBP-LIBOR-BBA/Feb-39	Feb-29/1.722	GBP	28,942,000	2,050,432
(1.722)/6 month GBP-LIBOR-BBA/Feb-39	Feb-29/1.722	GBP	28,942,000	2,715,157
1.564/3 month USD-LIBOR-BBA/May-31	May-21/1.564		$118,734,500	3,011,107
JPMorgan Chase Bank N.A.
(1.167)/3 month USD-LIBOR-BBA/Apr-31	Apr-21/1.167		489,200,100	489
1.333/3 month USD-LIBOR-BBA/Jan-24	Jan-23/1.333		60,301,600	97,689
(0.968)/3 month USD-LIBOR-BBA/Mar-35	Mar-25/0.968		17,076,600	168,375
(1.07)/3 month USD-LIBOR-BBA/Mar-32	Mar-27/1.07		27,236,800	220,073
(1.333)/3 month USD-LIBOR-BBA/Jan-24	Jan-23/1.333		60,301,600	397,388
1.667/6 month EUR-EURIBOR-Reuters/Feb-36	Feb-26/1.667	EUR	63,672,400	1,306,701
1.07/3 month USD-LIBOR-BBA/Mar-32	Mar-27/1.07		$27,236,800	2,099,685
0.968/3 month USD-LIBOR-BBA/Mar-35	Mar-25/0.968		17,076,600	2,553,293
3.229/3 month USD-LIBOR-BBA/Nov-33	Nov-23/3.229		196,939,100	3,970,292
(1.81)/3 month USD-LIBOR-BBA/Jun-31	Jun-21/1.81		295,914,400	4,107,292
(1.77)/3 month USD-LIBOR-BBA/Jun-31	Jun-21/1.77		440,000,000	5,363,600
(1.667)/6 month EUR-EURIBOR-Reuters/Feb-36	Feb-26/1.667	EUR	63,672,400	8,910,207
(3.229)/3 month USD-LIBOR-BBA/Nov-33	Nov-23/3.229		$196,939,100	18,547,724
Morgan Stanley & Co. International PLC
2.664/3 month USD-LIBOR-BBA/May-26	May-21/2.664		133,334,500	1,333
(1.512)/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512		58,978,200	773,204
3.01/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01		22,892,700	958,975
2.97/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97		22,892,700	984,615
(2.75)/3 month USD-LIBOR-BBA/Dec-47	Dec-24/2.75		10,000,000	1,185,100
(2.97)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97		22,892,700	1,655,371
(3.01)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01		22,892,700	1,702,530
1.512/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512		58,978,200	4,147,347
(2.75)/3 month USD-LIBOR-BBA/May-49	May-25/2.75		44,214,400	5,494,966
(3.00)/3 month USD-LIBOR-BBA/Jan-49	Jan-24/3.00		44,214,400	6,842,178
(3.00)/3 month USD-LIBOR-BBA/Apr-48	Apr-23/3.00		44,214,400	6,893,909

Diversified Income Trust 65

WRITTEN SWAP OPTIONS OUTSTANDING at 3/31/21 (premiums $129,381,489) (Unaudited) cont.
Counterparty		Notional/
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value
Toronto-Dominion Bank
(1.17)/3 month USD-LIBOR-BBA/Mar-55	Mar-25/1.17	$2,531,000	$76,082
1.17/3 month USD-LIBOR-BBA/Mar-55	Mar-25/1.17	5,061,900	1,526,568
1.05/3 month USD-LIBOR-BBA/Mar-27	Mar-25/1.05	102,767,000	2,648,306
UBS AG
(1.9875)/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875	62,240,100	2,084,421
1.9875/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875	62,240,100	5,535,015
Total			$127,188,129

WRITTEN OPTIONS OUTSTANDING at 3/31/21 (premiums $4,123,437) (Unaudited)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed
Securities 30 yr 2.50% TBA
commitments (Put)	May-21/$102.78	$445,000,000	$445,000,000	$3,572,905
Uniform Mortgage-Backed
Securities 30 yr 2.00% TBA
commitments (Put)	May-21/99.97	326,000,000	326,000,000	3,060,162
Total				$6,633,067

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/21 (Unaudited)
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		Contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
Bank of America N.A.
2.2275/3 month USD-LIBOR-BBA/
May-24 (Purchased)	May-22/2.2275		$357,636,500	$(3,299,197)	$7,510,367
(0.925)/3 month USD-LIBOR-BBA/
Mar-40 (Purchased)	Mar-30/0.925		54,490,500	(3,901,520)	4,778,272
1.304/6 month EUR-EURIBOR-
Reuters/Jun-54 (Purchased)	Jun-24/1.304	EUR	30,236,900	(4,900,197)	3,765,726
(0.765)/3 month USD-LIBOR-BBA/
Sep-31 (Purchased)	Sep-21/0.765		$39,899,700	(945,623)	3,296,912
(0.85)/3 month USD-LIBOR-BBA/
Mar-40 (Purchased)	Mar-30/0.85		27,749,600	(2,025,721)	2,531,041
(1.275)/3 month USD-LIBOR-BBA/
Mar-50 (Purchased)	Mar-30/1.275		24,024,100	(3,129,139)	2,392,800
1.053/6 month EUR-EURIBOR-
Reuters/Jun-54 (Purchased)	Jun-24/1.053	EUR	15,990,750	(3,647,054)	1,779,411
(1.76)/3 month USD-LIBOR-BBA/
Jan-29 (Purchased)	Jan-28/1.76		$295,887,000	(1,912,170)	1,686,556
(2.3075)/3 month USD-LIBOR-BBA/
Jun-52 (Purchased)	Jun-22/2.3075		18,018,000	(537,596)	826,125
2.29/3 month USD-LIBOR-BBA/
Mar-34 (Purchased)	Mar-24/2.29		65,447,700	(3,219,092)	(549,761)

66 Diversified Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		Contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
Bank of America N.A. cont.
1.76/3 month USD-LIBOR-BBA/
Jan-29 (Purchased)	Jan-28/1.76		$295,887,000	$(1,912,170)	$(585,856)
(1.053)/6 month EUR-EURIBOR-
Reuters/Jun-54 (Purchased)	Jun-24/1.053	EUR	15,990,750	(3,647,054)	(801,288)
0.765/3 month USD-LIBOR-BBA/
Sep-31 (Purchased)	Sep-21/0.765		$39,899,700	(945,623)	(926,072)
(1.304)/6 month EUR-EURIBOR-
Reuters/Jun-54 (Purchased)	Jun-24/1.304	EUR	30,236,900	(2,450,099)	(1,060,928)
0.85/3 month USD-LIBOR-BBA/
Mar-40 (Purchased)	Mar-30/0.85		$27,749,600	(2,025,721)	(1,312,556)
1.275/3 month USD-LIBOR-BBA/
Mar-50 (Purchased)	Mar-30/1.275		24,024,100	(3,129,139)	(1,773,219)
0.925/3 month USD-LIBOR-BBA/
Mar-40 (Purchased)	Mar-30/0.925		54,490,500	(3,901,520)	(2,455,887)
(2.2275)/3 month USD-LIBOR-BBA/
May-24 (Purchased)	May-22/2.2275		357,636,500	(3,299,197)	(3,197,270)
2.3075/3 month USD-LIBOR-BBA/
Jun-52 (Purchased)	Jun-22/2.3075		18,018,000	(7,231,766)	(5,849,364)
(1.115)/3 month USD-LIBOR-BBA/
Jan-26 (Written)	Jan-25/1.115		295,887,000	1,246,424	636,157
(1.29)/3 month USD-LIBOR-BBA/
Mar-34 (Written)	Mar-24/1.29		93,496,900	1,458,552	281,426
1.115/3 month USD-LIBOR-BBA/
Jan-26 (Written)	Jan-25/1.115		295,887,000	1,246,424	(1,946,936)
Barclays Bank PLC
1.11125/6 month JPY-LIBOR-BBA/
Aug-43 (Purchased)	Aug-23/1.11125	JPY	1,758,437,400	(889,457)	977,801
(1.11125)/6 month JPY-LIBOR-BBA/
Aug-43 (Purchased)	Aug-23/1.11125	JPY	1,758,437,400	(889,457)	(815,813)
0.968/3 month USD-LIBOR-BBA/
Apr-31 (Purchased)	Apr-21/0.968		$280,323,700	(3,551,616)	(3,551,701)
0.968/3 month USD-LIBOR-BBA/
Apr-31 (Written)	Apr-21/0.968		280,323,700	3,523,584	(17,912,684)
Citibank, N.A.
(1.46)/3 month USD-LIBOR-BBA/
Apr-51 (Purchased)	Apr-21/1.46		28,800,000	(1,045,440)	3,887,136
(1.007)/3 month USD-LIBOR-BBA/
Jun-31 (Purchased)	Jun-21/1.007		30,692,300	(496,448)	1,870,082
(0.462)/3 month USD-LIBOR-BBA/
Jun-26 (Purchased)	Jun-21/0.462		73,643,300	(713,419)	1,754,920
(1.102)/3 month USD-LIBOR-BBA/
Nov-32 (Purchased)	Nov-22/1.102		14,732,300	(468,119)	1,102,271
(1.541)/3 month USD-LIBOR-BBA/
Apr-31 (Purchased)	Apr-21/1.541		65,846,900	(599,207)	917,906
(1.625)/3 month USD-LIBOR-BBA/
Jan-61 (Purchased)	Jan-41/1.625		25,233,100	(3,721,882)	751,946

Diversified Income Trust 67

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
Citibank, N.A. cont.
(1.665)/3 month USD-LIBOR-BBA/
Apr-31 (Purchased)	Apr-21/1.665	$73,247,300	$(648,239)	$491,489
2.689/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.689	11,217,000	(1,444,189)	(75,715)
1.102/3 month USD-LIBOR-BBA/
Nov-32 (Purchased)	Nov-22/1.102	14,732,300	(468,119)	(368,602)
1.665/3 month USD-LIBOR-BBA/
Apr-31 (Purchased)	Apr-21/1.665	73,247,300	(648,239)	(378,689)
(2.689)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.689	11,217,000	(1,444,189)	(489,398)
1.007/3 month USD-LIBOR-BBA/
Jun-31 (Purchased)	Jun-21/1.007	30,692,300	(496,448)	(492,304)
1.541/3 month USD-LIBOR-BBA/
Apr-31 (Purchased)	Apr-21/1.541	65,846,900	(586,037)	(566,283)
1.625/3 month USD-LIBOR-BBA/
Jan-61 (Purchased)	Jan-41/1.625	25,233,100	(3,721,882)	(696,938)
0.462/3 month USD-LIBOR-BBA/
Jun-26 (Purchased)	Jun-21/0.462	73,643,300	(713,419)	(704,766)
1.46/3 month USD-LIBOR-BBA/
Apr-51 (Purchased)	Apr-21/1.46	28,800,000	(1,045,440)	(1,045,440)
1.245/3 month USD-LIBOR-BBA/
Aug-24 (Written)	Aug-22/1.245	250,345,100	2,290,658	1,512,084
(1.918)/3 month USD-LIBOR-BBA/
Jan-51 (Written)	Jan-31/1.918	30,373,100	3,632,623	1,012,639
(0.991)/3 month USD-LIBOR-BBA/
Apr-31 (Written)	Apr-21/0.991	72,000,000	863,640	863,280
(1.177)/3 month USD-LIBOR-BBA/
Jul-40 (Written)	Jul-30/1.177	10,633,700	806,034	469,372
(1.245)/3 month USD-LIBOR-BBA/
Aug-24 (Written)	Aug-22/1.245	250,345,100	2,290,658	(222,807)
1.177/3 month USD-LIBOR-BBA/
Jul-40 (Written)	Jul-30/1.177	10,633,700	806,034	(720,114)
1.918/3 month USD-LIBOR-BBA/
Jan-51 (Written)	Jan-31/1.918	30,373,100	3,632,623	(1,399,289)
0.991/3 month USD-LIBOR-BBA/
Apr-31 (Written)	Apr-21/0.991	72,000,000	863,640	(4,485,600)
Goldman Sachs International
(1.727)/3 month USD-LIBOR-BBA/
Jan-55 (Purchased)	Jan-25/1.727	15,897,000	(2,376,602)	983,547
(0.955)/3 month USD-LIBOR-BBA/
Apr-26 (Purchased)	Apr-21/0.955	131,694,700	(628,842)	22,388
2.8175/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	8,348,800	(1,054,036)	(3,590)
1.869/3 month USD-LIBOR-BBA/
Sep-31 (Purchased)	Sep-21/1.869	249,340,300	(5,277,703)	(241,860)
(2.8175)/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	8,348,800	(1,054,036)	(322,347)

68 Diversified Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		Contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
Goldman Sachs International cont.
1.727/3 month USD-LIBOR-BBA/
Jan-55 (Purchased)	Jan-25/1.727		$15,897,000	$(1,457,755)	$(551,149)
0.955/3 month USD-LIBOR-BBA/
Apr-26 (Purchased)	Apr-21/0.955		131,694,700	(628,842)	(580,774)
(0.555)/6 month EUR-EURIBOR-
Reuters/Mar-40 (Written)	Mar-30/0.555	EUR	22,704,300	3,428,622	533,838
(1.519)/3 month USD-LIBOR-BBA/
Sep-31 (Written)	Sep-21/1.519		$249,340,300	1,932,387	(42,388)
0.555/6 month EUR-EURIBOR-
Reuters/Mar-40 (Written)	Mar-30/0.555	EUR	22,704,300	3,428,622	(306,458)
2.317/3 month USD-LIBOR-BBA/
Dec-31 (Written)	Dec-21/2.317		$249,340,300	3,272,591	(306,689)
JPMorgan Chase Bank N.A.
1.921/6 month EUR-EURIBOR-
Reuters/Oct-48 (Purchased)	Oct-28/1.921	EUR	29,488,100	(3,771,047)	5,338,568
(1.445)/6 month AUD-BBR-BBSW/
Mar-40 (Purchased)	Mar-30/1.445	AUD	25,226,900	(945,635)	1,454,902
(1.441)/6 month AUD-BBR-BBSW/
Jul-45 (Purchased)	Jul-25/1.441	AUD	12,083,500	(714,644)	1,264,456
(2.032)/3 month USD-LIBOR-BBA/
Jan-55 (Purchased)	Jan-25/2.032		$22,444,300	(2,592,317)	1,141,517
(1.692)/6 month AUD-BBR-BBSW/
Jan-35 (Purchased)	Jan-25/1.692	AUD	19,590,000	(611,186)	1,017,615
2.8325/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325		$41,743,200	(5,828,394)	452,079
2.50/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.50		18,696,100	(1,080,635)	82,824
2.902/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.902		11,217,000	(1,734,148)	(103,309)
(2.902)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.902		11,217,000	(1,203,584)	(435,780)
(2.50)/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.50		18,696,100	(1,944,394)	(460,672)
1.692/6 month AUD-BBR-BBSW/
Jan-35 (Purchased)	Jan-25/1.692	AUD	19,590,000	(611,186)	(500,698)
1.441/6 month AUD-BBR-BBSW/
Jul-45 (Purchased)	Jul-25/1.441	AUD	12,083,500	(714,644)	(627,226)
1.445/6 month AUD-BBR-BBSW/
Mar-40 (Purchased)	Mar-30/1.445	AUD	25,226,900	(945,635)	(761,270)
2.032/3 month USD-LIBOR-BBA/
Jan-55 (Purchased)	Jan-25/2.032		$22,444,300	(2,592,317)	(834,928)
(1.921)/6 month EUR-EURIBOR-
Reuters/Oct-48 (Purchased)	Oct-28/1.921	EUR	29,488,100	(3,771,047)	(2,627,787)
(2.8325)/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325		$41,743,200	(5,828,394)	(4,827,184)
(1.232)/3 month USD-LIBOR-BBA/
Jun-37 (Written)	Jun-27/1.232		39,852,700	2,560,536	1,672,618

Diversified Income Trust 69

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
JPMorgan Chase Bank N.A. cont.
(1.204)/3 month USD-LIBOR-BBA/
Jun-40 (Written)	Jun-30/1.204	$31,601,400	$2,355,884	$1,349,380
(1.168)/3 month USD-LIBOR-BBA/
Jun-37 (Written)	Jun-27/1.168	29,457,400	1,895,584	1,267,552
1.204/3 month USD-LIBOR-BBA/
Jun-40 (Written)	Jun-30/1.204	31,601,400	2,355,884	(2,124,878)
1.168/3 month USD-LIBOR-BBA/
Jun-37 (Written)	Jun-27/1.168	29,457,400	1,895,584	(2,343,631)
1.232/3 month USD-LIBOR-BBA/
Jun-37 (Written)	Jun-27/1.232	39,852,700	2,560,536	(3,004,894)
Morgan Stanley & Co. International PLC
3.27/3 month USD-LIBOR-BBA/
Oct-53 (Purchased)	Oct-23/3.27	28,548,700	(3,257,407)	3,206,590
2.505/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.505	11,217,000	(1,206,949)	(60,684)
(2.505)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.505	11,217,000	(1,718,444)	(588,780)
(3.27)/3 month USD-LIBOR-BBA/
Oct-53 (Purchased)	Oct-23/3.27	28,548,700	(3,257,407)	(2,230,795)
(2.39)/3 month USD-LIBOR-BBA/
Jun-34 (Written)	Jun-24/2.39	116,296,100	6,122,990	876,873
2.39/3 month USD-LIBOR-BBA/
Jun-34 (Written)	Jun-24/2.39	116,296,100	6,122,990	(81,407)
Toronto-Dominion Bank
(1.50)/3 month USD-LIBOR-BBA/
Feb-33 (Purchased)	Feb-23/1.50	47,611,800	(1,636,656)	2,227,280
(1.937)/3 month USD-LIBOR-BBA/
Feb-36 (Purchased)	Feb-26/1.937	19,044,700	(996,038)	743,315
(2.405)/3 month USD-LIBOR-BBA/
Mar-41 (Purchased)	Mar-31/2.405	9,114,500	(635,736)	99,621
2.405/3 month USD-LIBOR-BBA/
Mar-41 (Purchased)	Mar-31/2.405	9,114,500	(635,736)	(53,229)
1.937/3 month USD-LIBOR-BBA/
Feb-36 (Purchased)	Feb-26/1.937	19,044,700	(996,038)	(374,419)
1.50/3 month USD-LIBOR-BBA/
Feb-33 (Purchased)	Feb-23/1.50	47,611,800	(1,636,656)	(972,709)
(2.095)/3 month USD-LIBOR-BBA/
Feb-56 (Written)	Feb-26/2.095	8,225,800	1,081,693	303,861
(1.775)/3 month USD-LIBOR-BBA/
Mar-32 (Written)	Mar-22/1.775	23,697,700	645,762	200,483
2.095/3 month USD-LIBOR-BBA/
Feb-56 (Written)	Feb-26/2.095	8,225,800	1,081,693	(306,411)
1.775/3 month USD-LIBOR-BBA/
Mar-32 (Written)	Mar-22/1.775	23,697,700	645,762	(316,601)

70 Diversified Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		Contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
UBS AG
(0.902)/3 month USD-LIBOR-BBA/
Apr-35 (Purchased)	Apr-25/0.902		$18,922,800	$(1,058,731)	$1,891,712
(0.87)/3 month USD-LIBOR-BBA/
Apr-28 (Purchased)	Apr-27/0.87		157,691,000	(1,063,626)	1,699,909
(1.6125)/3 month USD-LIBOR-BBA/
Aug-34 (Purchased)	Aug-24/1.6125		58,978,200	(4,312,781)	1,522,817
(0.8925)/3 month USD-LIBOR-BBA/
Apr-28 (Purchased)	Apr-23/0.8925		47,307,400	(1,002,917)	1,510,525
(0.983)/3 month USD-LIBOR-BBA/
Apr-32 (Purchased)	Apr-30/0.983		63,076,400	(999,761)	1,244,497
(0.271)/6 month EUR-EURIBOR-
Reuters/Jan-36 (Purchased)	Jan-26/0.271	EUR	30,492,000	(1,594,776)	964,035
(1.715)/3 month USD-LIBOR-BBA/
Feb-53 (Purchased)	Feb-23/1.715		$9,522,400	(859,397)	854,540
(0.44)/6 month EUR-EURIBOR-
Reuters/Feb-41 (Purchased)	Feb-31/0.44	EUR	22,869,000	(1,794,123)	708,276
(0.45)/6 month EUR-EURIBOR-
Reuters/Jan-41 (Purchased)	Jan-31/0.45	EUR	18,295,200	(1,439,188)	549,671
(1.175)/6 month GBP-LIBOR-BBA/
Jan-40 (Purchased)	Jan-30/1.175	GBP	27,985,900	(2,544,046)	476,866
(0.762)/6 month GBP-LIBOR-BBA/
Aug-39 (Purchased)	Aug-29/0.762	GBP	11,981,800	(1,105,033)	430,627
(0.296)/6 month EUR-EURIBOR-
Reuters/Jan-51 (Purchased)	Jan-31/0.296	EUR	7,622,900	(1,153,465)	387,879
0.296/6 month EUR-EURIBOR-
Reuters/Jan-51 (Purchased)	Jan-31/0.296	EUR	7,622,900	(1,153,465)	(324,052)
0.45/6 month EUR-EURIBOR-Reuters/
Jan-41 (Purchased)	Jan-31/0.45	EUR	18,295,200	(1,439,188)	(360,011)
0.271/6 month EUR-EURIBOR-
Reuters/Jan-36 (Purchased)	Jan-26/0.271	EUR	30,492,000	(1,594,776)	(439,823)
0.44/6 month EUR-EURIBOR-Reuters/
Feb-41 (Purchased)	Feb-31/0.44	EUR	22,869,000	(1,794,123)	(455,646)
1.6125/3 month USD-LIBOR-BBA/
Aug-34 (Purchased)	Aug-24/1.6125		$58,978,200	(1,617,772)	(461,799)
1.715/3 month USD-LIBOR-BBA/
Feb-53 (Purchased)	Feb-23/1.715		9,522,400	(859,397)	(501,259)
0.983/3 month USD-LIBOR-BBA/
Apr-32 (Purchased)	Apr-30/0.983		63,076,400	(999,761)	(596,072)
0.762/6 month GBP-LIBOR-BBA/
Aug-39 (Purchased)	Aug-29/0.762	GBP	11,981,800	(1,105,033)	(669,644)
1.175/6 month GBP-LIBOR-BBA/
Jan-40 (Purchased)	Jan-30/1.175	GBP	27,985,900	(2,544,046)	(684,433)
0.87/3 month USD-LIBOR-BBA/
Apr-28 (Purchased)	Apr-27/0.87		$157,691,000	(1,063,626)	(753,763)
0.8925/3 month USD-LIBOR-BBA/
Apr-28 (Purchased)	Apr-23/0.8925		47,307,400	(1,002,917)	(828,826)

Diversified Income Trust 71

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		Contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
UBS AG cont.
0.902/3 month USD-LIBOR-BBA/
Apr-35 (Purchased)	Apr-25/0.902		$18,922,800	$(1,058,731)	$(860,230)
1.30/3 month USD-LIBOR-BBA/
Aug-26 (Written)	Aug-21/1.30		125,328,500	3,722,994	2,773,520
(0.958)/3 month USD-LIBOR-BBA/
May-30 (Written)	May-25/0.958		37,845,900	1,005,755	771,299
(0.43)/6 month EUR-EURIBOR-
Reuters/Aug-39 (Written)	Aug-29/0.43	EUR	11,145,900	893,551	386,242
0.43/6 month EUR-EURIBOR-Reuters/
Aug-39 (Written)	Aug-29/0.43	EUR	11,145,900	893,551	(174,495)
(1.30)/3 month USD-LIBOR-BBA/
Aug-26 (Written)	Aug-21/1.30		$125,328,500	1,001,891	(454,942)
0.958/3 month USD-LIBOR-BBA/
May-30 (Written)	May-25/0.958		37,845,900	1,005,755	(1,863,532)
Wells Fargo Bank, N.A.
(1.405)/3 month USD-LIBOR-BBA/
Feb-29 (Purchased)	Feb-24/1.405		66,656,600	(1,364,794)	1,785,064
(1.96)/3 month USD-LIBOR-BBA/
Jan-41 (Purchased)	Jan-31/1.96		48,216,700	(3,264,271)	1,563,185
(1.3875)/3 month USD-LIBOR-BBA/
Feb-29 (Purchased)	Feb-24/1.3875		47,611,800	(977,232)	1,300,754
(2.16)/3 month USD-LIBOR-BBA/
Feb-35 (Purchased)	Feb-25/2.16		28,167,600	(1,404,859)	628,701
2.16/3 month USD-LIBOR-BBA/
Feb-35 (Purchased)	Feb-25/2.16		28,167,600	(1,404,859)	(359,419)
1.3875/3 month USD-LIBOR-BBA/
Feb-29 (Purchased)	Feb-24/1.3875		47,611,800	(977,232)	(540,394)
1.405/3 month USD-LIBOR-BBA/
Feb-29 (Purchased)	Feb-24/1.405		66,656,600	(1,364,794)	(737,222)
1.96/3 month USD-LIBOR-BBA/
Jan-41 (Purchased)	Jan-31/1.96		48,216,700	(3,264,271)	(881,886)
Unrealized appreciation					90,785,145
Unrealized (depreciation)					(92,325,275)
Total					$(1,540,130)

TBA SALE COMMITMENTS OUTSTANDING at 3/31/21 (proceeds receivable $1,084,931,875) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value
Government National Mortgage Association, 3.50%, 4/1/51	$3,000,000	4/21/21	$3,165,000
Uniform Mortgage-Backed Securities, 4.00%, 4/1/51	185,000,000	4/14/21	198,528,125
Uniform Mortgage-Backed Securities, 3.50%, 4/1/51	318,000,000	4/14/21	335,862,664
Uniform Mortgage-Backed Securities, 3.00%, 4/1/51	54,000,000	4/14/21	56,231,717
Uniform Mortgage-Backed Securities, 2.50%, 4/1/51	198,000,000	4/14/21	203,027,339
Uniform Mortgage-Backed Securities, 2.00%, 5/1/51	172,000,000	5/13/21	171,180,317
Uniform Mortgage-Backed Securities, 2.00%, 4/1/51	112,000,000	4/14/21	111,658,747
Total			$1,079,653,909

72 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited)
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$14,277,900	$570,916 E	$(80)	2/2/24	3 month USD-	2.5725% —	$570,837
				LIBOR-BBA —	Semiannually
				Quarterly
36,954,400	1,444,880 E	(206)	2/2/24	2.528% —	3 month USD-	(1,445,086)
				Semiannually	LIBOR-BBA —
					Quarterly
83,940,300	7,854,294	(16,116,609)	3/2/31	3 month USD-	2.7725% —	(8,090,415)
				LIBOR-BBA —	Semiannually
				Quarterly
77,357,200	4,377,180	(15,655)	12/2/23	3 month USD-	2.536% —	4,997,858
				LIBOR-BBA —	Semiannually
				Quarterly
26,743,500	1,068,028 E	(4,569)	2/2/24	3 month USD-	2.57% —	1,063,459
				LIBOR-BBA —	Semiannually
				Quarterly
48,182,300	1,672,119 E	(268)	2/2/24	3 month USD-	2.3075% —	1,671,850
				LIBOR-BBA —	Semiannually
				Quarterly
70,726,400	2,459,440 E	(394)	2/9/24	3 month USD-	2.32% —	2,459,046
				LIBOR-BBA —	Semiannually
				Quarterly
22,405,400	1,830,992 E	(764)	11/29/53	2.793% —	3 month USD-	(1,831,756)
				Semiannually	LIBOR-BBA —
					Quarterly
10,843,800	95,111 E	(241)	11/20/39	3 month USD-	2.55% —	(95,352)
				LIBOR-BBA —	Semiannually
				Quarterly
45,032,800	1,775,868	(638)	12/7/30	2.184% —	3 month USD-	(2,082,684)
				Semiannually	LIBOR-BBA —
					Quarterly
23,564,200	91,995 E	(265)	6/5/29	3 month USD-	2.2225% —	(92,260)
				LIBOR-BBA —	Semiannually
				Quarterly
1,970,500	3,608 E	(67)	6/22/52	2.3075% —	3 month USD-	3,541
				Semiannually	LIBOR-BBA —
					Quarterly
7,702,200	119,184 E	(263)	7/5/52	2.25% —	3 month USD-	118,921
				Semiannually	LIBOR-BBA —
					Quarterly
63,381,600	1,465,636 E	(353)	2/7/24	1.733% —	3 month USD-	(1,465,989)
				Semiannually	LIBOR-BBA —
					Quarterly
36,072,000	900,357	(511)	1/22/31	2.035% —	3 month USD-	(1,026,189)
				Semiannually	LIBOR-BBA —
					Quarterly
14,737,600	1,350,878 E	(503)	8/8/52	1.9185% —	3 month USD-	1,350,375
				Semiannually	LIBOR-BBA —
					Quarterly
13,211,500	2,097,933 E	(451)	9/12/52	1.626% —	3 month USD-	2,097,483
				Semiannually	LIBOR-BBA —
					Quarterly

Diversified Income Trust 73

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$536,553,400	$3,252,587	$(1,503,648)	10/15/21	3 month USD-	1.316% —	$4,731,594
				LIBOR-BBA —	Semiannually
				Quarterly
558,015,100	4,067,372	(1,488,675)	10/21/21	3 month USD-	1.5025% —	6,062,353
				LIBOR-BBA —	Semiannually
				Quarterly
103,968,200	377,716	2,285,922	1/19/31	1.805% —	3 month USD-	1,579,329
				Semiannually	LIBOR-BBA —
					Quarterly
103,968,200	3,073,300	(1,170,483)	1/19/26	3 month USD-	1.629% —	2,195,096
				LIBOR-BBA —	Semiannually
				Quarterly
103,968,200	2,663,873 E	(1,170,811)	1/20/31	3 month USD-	1.996% —	(3,834,684)
				LIBOR-BBA —	Semiannually
				Quarterly
2,460,200	222,124 E	(84)	1/16/55	2.032% —	3 month USD-	222,040
				Semiannually	LIBOR-BBA —
					Quarterly
953,900	97,330 E	(33)	1/24/55	3 month USD-	1.977% —	(97,363)
				LIBOR-BBA —	Semiannually
				Quarterly
415,873,100	1,571,169	227,724	11/3/21	0.83% —	3 month USD-	(2,633,766)
				Semiannually	LIBOR-BBA —
					Quarterly
415,873,100	2,795,499	(772,451)	11/3/21	3 month USD-	1.331% —	4,168,220
				LIBOR-BBA —	Semiannually
				Quarterly
3,797,800	881,693 E	(130)	3/4/52	1.265% —	3 month USD-	881,564
				Semiannually	LIBOR-BBA —
					Quarterly
16,469,700	1,041,461	(233)	3/4/31	3 month USD-	1.101% —	(1,030,445)
				LIBOR-BBA —	Semiannually
				Quarterly
503,853,000	1,093,865	(1,900)	9/8/21	0.68% —	3 month USD-	(1,249,580)
				Semiannually	LIBOR-BBA —
					Quarterly
1,089,717,400	2,231,741	(4,108)	10/15/21	0.571% —	3 month USD-	(4,550,016)
				Semiannually	LIBOR-BBA —
					Quarterly
41,830,000	8,149,028 E	(1,426)	1/27/47	3 month USD-	1.27% —	(8,150,454)
				LIBOR-BBA —	Semiannually
				Quarterly
3,533,000	620,759 E	(120)	3/7/50	1.275% —	3 month USD-	620,638
				Semiannually	LIBOR-BBA —
					Quarterly
6,437,300	2,068,343 E	(220)	3/10/52	0.8725% —	3 month USD-	2,068,124
				Semiannually	LIBOR-BBA —
					Quarterly
8,859,800	3,158,784 E	(302)	3/11/52	0.717% —	3 month USD-	3,158,482
				Semiannually	LIBOR-BBA —
					Quarterly

74 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$10,073,100	$932,920 E	$(143)	3/17/32	3 month USD-	1.03% —	$(933,063)
				LIBOR-BBA —	Semiannually
				Quarterly
83,940,300	7,774,047	(11,193,629)	2/18/31	3 month USD-	2.764% —	(3,160,318)
				LIBOR-BBA —	Semiannually
				Quarterly
4,902,600	340,348 E	(60)	3/24/32	3 month USD-	1.07% —	(340,408)
				LIBOR-BBA —	Semiannually
				Quarterly
2,774,900	389,377 E	(42)	3/24/35	3 month USD-	0.968% —	(389,419)
				LIBOR-BBA —	Semiannually
				Quarterly
19,129,800	2,238,359 E	(271)	4/25/32	0.7925% —	3 month USD-	2,238,088
				Semiannually	LIBOR-BBA —
					Quarterly
4,210,000	498,338 E	(82)	6/21/37	3 month USD-	1.232% —	(498,420)
				LIBOR-BBA —	Semiannually
				Quarterly
3,367,800	375,631 E	(66)	6/20/40	3 month USD-	1.204% —	(375,697)
				LIBOR-BBA —	Semiannually
				Quarterly
2,798,500	345,937 E	(55)	6/28/37	3 month USD-	1.168% —	(345,991)
				LIBOR-BBA —	Semiannually
				Quarterly
870,300	98,746 E	(17)	7/3/40	3 month USD-	1.177% —	(98,763)
				LIBOR-BBA —	Semiannually
				Quarterly
136,634,000	3,309,822	(1,105)	7/14/25	3 month USD-	0.30% —	(3,291,566)
				LIBOR-BBA —	Semiannually
				Quarterly
63,061,700	5,968,979	(836)	7/15/30	3 month USD-	0.645% —	(5,916,064)
				LIBOR-BBA —	Semiannually
				Quarterly
82,957,300	2,154,899	(785)	8/31/25	0.3084% —	3 month USD-	2,144,818
				Semiannually	LIBOR-BBA —
					Quarterly
145,234,800	1,600,633 E	(809)	7/5/24	0.2429% —	3 month USD-	1,599,824
				Semiannually	LIBOR-BBA —
					Quarterly
97,220,500	2,585,190	(787)	8/12/25	3 month USD-	0.277% —	(2,575,362)
				LIBOR-BBA —	Semiannually
				Quarterly
29,521,800	7,575,766 E	2,322,533	9/2/52	3 month USD-	1.188% —	(5,253,234)
				LIBOR-BBA —	Semiannually
				Quarterly
124,284,600	3,312,930	(1,173)	10/13/25	0.344% —	3 month USD-	3,172,693
				Semiannually	LIBOR-BBA —
					Quarterly
266,026,000	58,526	(1,003)	9/16/22	3 month USD-	0.214% —	(58,213)
				LIBOR-BBA —	Semiannually
				Quarterly

Diversified Income Trust 75

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$131,379,000	$3,112,631	$(1,063)	10/13/25	0.41% —	3 month USD-	$2,924,102
				Semiannually	LIBOR-BBA —
					Quarterly
269,404,000	6,892,432	138,326	10/16/25	3 month USD-	0.37% —	(6,417,601)
				LIBOR-BBA —	Semiannually
				Quarterly
170,980,000	15,342,206	(116,440)	10/16/30	0.75% —	3 month USD-	14,714,410
				Semiannually	LIBOR-BBA —
					Quarterly
109,648,000	26,283,832	(295,458)	10/16/50	1.16% —	3 month USD-	25,454,398
				Semiannually	LIBOR-BBA —
					Quarterly
30,695,900	6,896,141	(1,281,833)	1/29/51	1.232% —	3 month USD-	5,560,359
				Semiannually	LIBOR-BBA —
					Quarterly
39,009,500	2,945,451	—	12/7/30	3 month USD-	0.932% —	(2,834,885)
				LIBOR-BBA —	Semiannually
				Quarterly
31,987,900	2,594,411	—	12/7/30	0.871% —	3 month USD-	2,509,925
				Semiannually	LIBOR-BBA —
					Quarterly
131,379,000	2,951,955	(1,063)	11/16/25	0.471% —	3 month USD-	2,749,955
				Semiannually	LIBOR-BBA —
					Quarterly
13,173,000	2,732,462	(449)	12/17/50	1.305% —	3 month USD-	2,683,350
				Semiannually	LIBOR-BBA —
					Quarterly
168,806,500	1,299,810 E	(940)	7/5/24	3 month USD-	0.41% —	(1,300,750)
				LIBOR-BBA —	Semiannually
				Quarterly
9,743,900	2,119,444	(6,776)	12/1/50	3 month USD-	1.26% —	(2,086,894)
				LIBOR-BBA —	Semiannually
				Quarterly
207,823,500	644,253	(1,307)	12/2/23	0.300% —	3 month USD-	469,479
				Semiannually	LIBOR-BBA —
					Quarterly
225,637,100	24,653,110	(4,310)	12/2/33	3 month USD-	1.02% —	(23,932,067)
				LIBOR-BBA —	Semiannually
				Quarterly
134,328,800	3,462,190	(1,087)	12/16/25	3 month USD-	0.428% —	(3,306,904)
				LIBOR-BBA —	Semiannually
				Quarterly
28,019,700	2,207,700 E	(397)	6/22/31	3 month USD-	1.0025% —	(2,208,097)
				LIBOR-BBA —	Semiannually
				Quarterly
3,456,000	556,202	(118)	1/8/51	3 month USD-	1.509% —	(546,160)
				LIBOR-BBA —	Semiannually
				Quarterly
3,456,000	526,857	(118)	1/8/51	3 month USD-	1.546% —	(516,521)
				LIBOR-BBA —	Semiannually
				Quarterly

76 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$8,810,000	$1,357,207	$(300)	1/8/51	3 month USD-	1.539% —	$(1,331,000)
				LIBOR-BBA —	Semiannually
				Quarterly
126,427,300	2,630,573	(1,023)	1/13/26	0.5615% —	3 month USD-	2,537,237
				Semiannually	LIBOR-BBA —
					Quarterly
14,899,000	1,937,198	(508)	1/14/51	3 month USD-	1.644% —	(1,892,765)
				LIBOR-BBA —	Semiannually
				Quarterly
24,495,100	1,449,620 E	(347)	4/15/31	1.165% —	3 month USD-	1,449,273
				Semiannually	LIBOR-BBA —
					Quarterly
23,705,300	1,538,711 E	(336)	7/15/31	1.165% —	3 month USD-	1,538,375
				Semiannually	LIBOR-BBA —
					Quarterly
15,348,000	2,166,662	(523)	1/19/51	3 month USD-	1.5955% —	(2,125,067)
				LIBOR-BBA —	Semiannually
				Quarterly
28,800,000	1,853,136	(382)	1/27/31	1.075% —	3 month USD-	1,808,614
				Semiannually	LIBOR-BBA —
					Quarterly
214,844,400	1,749,048 E	(1,197)	1/31/25	0.735% —	3 month USD-	1,747,852
				Semiannually	LIBOR-BBA —
					Quarterly
79,235,000	3,990,116	(1,051)	2/9/31	3 month USD-	1.231% —	(3,871,704)
				LIBOR-BBA —	Semiannually
				Quarterly
131,694,700	2,809,180	(300,671)	3/9/26	0.5996% —	3 month USD-	2,475,851
				Semiannually	LIBOR-BBA —
					Quarterly
26,602,200	557,822	(215)	2/10/26	0.584% —	3 month USD-	542,816
				Semiannually	LIBOR-BBA —
					Quarterly
21,755,800	1,140,287	(288)	2/16/31	1.212% —	3 month USD-	1,112,190
				Semiannually	LIBOR-BBA —
					Quarterly
4,749,200	226,760 E	(67)	8/16/31	1.37% —	3 month USD-	226,693
				Semiannually	LIBOR-BBA —
					Quarterly
38,258,000	1,415,087	(507)	2/18/31	3 month USD-	1.377% —	(1,361,089)
				LIBOR-BBA —	Semiannually
				Quarterly
46,215,000	1,765,783	(613)	2/22/31	1.3659% —	3 month USD-	1,705,681
				Semiannually	LIBOR-BBA —
					Quarterly
47,906,000	1,563,460	(635)	2/24/31	1.4255% —	3 month USD-	1,501,046
				Semiannually	LIBOR-BBA —
					Quarterly
58,552,000	1,880,749	(776)	2/24/31	1.431% —	3 month USD-	1,804,133
				Semiannually	LIBOR-BBA —
					Quarterly

Diversified Income Trust 77

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$29,276,000	$906,121	$(388)	2/24/31	1.4435% —	3 month USD-	$867,437
				Semiannually	LIBOR-BBA —
					Quarterly
23,572,000	742,659	(313)	2/25/31	1.438% —	3 month USD-	712,747
				Semiannually	LIBOR-BBA —
					Quarterly
29,508,000	915,869	(391)	2/25/31	1.443% —	3 month USD-	878,277
				Semiannually	LIBOR-BBA —
					Quarterly
29,895,000	901,304	(396)	2/25/31	1.4525% —	3 month USD-	862,935
				Semiannually	LIBOR-BBA —
					Quarterly
4,566,232,000	2,803,666 E	153,434	6/16/23	3 month USD-	0.30% —	(2,650,233)
				LIBOR-BBA —	Semiannually
				Quarterly
891,806,000	8,340,170 E	(4,653,345)	6/16/26	0.95% —	3 month USD-	3,686,825
				Semiannually	LIBOR-BBA —
					Quarterly
5,470,000	51,155 E	36,151	6/16/26	3 month USD-	0.95% —	(15,005)
				LIBOR-BBA —	Semiannually
				Quarterly
53,630,000	934,395 E	(668,064)	6/16/31	1.65% —	3 month USD-	266,332
				Semiannually	LIBOR-BBA —
					Quarterly
342,587,000	5,968,893 E	4,240,986	6/16/31	3 month USD-	1.65% —	(1,727,907)
				LIBOR-BBA —	Semiannually
				Quarterly
123,184,000	6,448,929 E	5,414,572	6/16/51	3 month USD-	2.00% —	(1,034,355)
				LIBOR-BBA —	Semiannually
				Quarterly
9,221,000	221,516	(122)	3/2/31	1.51882% —	3 month USD-	211,560
				Semiannually	LIBOR-BBA —
					Quarterly
55,294,000	1,167,090	(733)	3/5/31	1.5505% —	3 month USD-	1,112,474
				Semiannually	LIBOR-BBA —
					Quarterly
54,010,000	1,132,374	(716)	3/5/31	1.552% —	3 month USD-	1,078,967
				Semiannually	LIBOR-BBA —
					Quarterly
99,000,000	2,257,794	(1,313)	3/5/31	3 month USD-	1.5324% —	(2,163,926)
				LIBOR-BBA —	Semiannually
				Quarterly
42,020,000	807,414	(557)	3/11/31	1.572% —	3 month USD-	774,504
				Semiannually	LIBOR-BBA —
					Quarterly
25,070,000	528,551 E	16,220	6/16/31	1.35% —	Secured	544,771
				Annually	Overnight
					Financing Rate —
					Annually

78 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
	$65,846,900	$1,568,012	$(873)	3/15/31	1.525% —	3 month USD-	$1,528,227
					Semiannually	LIBOR-BBA —
						Quarterly
	15,707,600	243,829 E	(237)	3/20/34	2.29% —	3 month USD-	243,593
					Semiannually	LIBOR-BBA —
						Quarterly
	40,488,000	228,879	(537)	3/23/31	3 month USD-	1.7200% —	(215,933)
					LIBOR-BBA —	Semiannually
					Quarterly
	40,043,750	243,386	(531)	3/23/31	3 month USD-	1.7155% —	(230,622)
					LIBOR-BBA —	Semiannually
					Quarterly
	63,000,000	930,132 E	681,165	6/16/28	3 month USD-	1.300% —	(248,967)
					LIBOR-BBA —	Semiannually
					Quarterly
	44,272,800	239,250	(418)	4/1/26	0.94375% —	3 month USD-	238,832
					Semiannually	LIBOR-BBA —
						Quarterly
	15,392,500	34,679 E	(86)	7/5/24	0.6840% —	3 month USD-	34,594
					Semiannually	LIBOR-BBA —
						Quarterly
	3,023,000	15,541	(40)	3/31/31	1.7275% —	3 month USD-	15,518
					Semiannually	LIBOR-BBA —
						Quarterly
	30,354,700	115,560 E	(287)	7/1/26	3 month USD-	1.08% —	(115,847)
					LIBOR-BBA —	Semiannually
					Quarterly
	86,424,000	141,908	(1,146)	4/1/31	3 month USD-	1.765% —	(143,054)
					LIBOR-BBA —	Semiannually
					Quarterly
	715,259,000	142,337	(2,697)	4/1/23	0.279% —	3 month USD-	139,640
					Semiannually	LIBOR-BBA —
						Quarterly
	50,519,000	75,779	(670)	4/1/31	1.7665% —	3 month USD-	75,109
					Semiannually	LIBOR-BBA —
						Quarterly
	34,599,000	53,525	(459)	4/1/31	3 month USD-	1.766% —	(53,983)
					LIBOR-BBA —	Semiannually
					Quarterly
	34,599,000	114,004	(459)	4/1/31	3 month USD-	1.7475% —	(114,462)
					LIBOR-BBA —	Semiannually
					Quarterly
	11,334,000	48,476	(150)	4/1/31	3 month USD-	1.7371% —	(48,626)
					LIBOR-BBA —	Semiannually
					Quarterly
AUD	1,119,500	87,011 E	(11)	1/30/35	1.692% —	6 month AUD-	87,000
					Semiannually	BBR-BBSW —
						Semiannually
AUD	3,719,600	346,446 E	(37)	3/5/35	1.47% —	6 month AUD-	346,409
					Semiannually	BBR-BBSW —
						Semiannually

Diversified Income Trust 79

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
AUD	1,399,700	$137,258 E	$(12)	3/25/35	1.4025% —	6 month AUD-	$137,246
					Semiannually	BBR-BBSW —
						Semiannually
AUD	2,018,200	185,611 E	(24)	3/28/40	1.445% —	6 month AUD-	185,587
					Semiannually	BBR-BBSW —
						Semiannually
AUD	7,680,600	828,020 E	(92)	4/1/40	1.1685% —	6 month AUD-	827,928
					Semiannually	BBR-BBSW —
						Semiannually
AUD	483,400	77,730 E	(11)	7/2/45	1.441% —	6 month AUD-	77,719
					Semiannually	BBR-BBSW —
						Semiannually
AUD	24,600,000	37,183 E	(271)	4/6/31	6 month AUD-	1.87% —	36,912
					BBR-BBSW —	Semiannually
					Semiannually
AUD	43,307,000	458,047 E	217,477	6/16/31	6 month AUD-	1.76% —	(240,569)
					BBR-BBSW —	Semiannually
					Semiannually
CAD	55,926,000	985,903 E	232,141	6/16/31	3 month CAD-	1.91% —	(753,762)
					BA-CDOR —	Semiannually
					Semiannually
CHF	25,872,000	569,422 E	(557,736)	6/16/31	—	0.16% plus	11,685
						6 month CHF-
						LIBOR-BBA —
						Semiannually
EUR	7,235,600	2,094,255 E	(277)	11/29/58	1.484% —	6 month	(2,094,532)
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	9,840,300	2,825,154	(381)	2/19/50	6 month	1.354% —	2,850,386
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	10,864,000	2,814,619	(415)	3/11/50	1.267% —	6 month	(2,828,025)
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	11,002,000	2,650,441	(420)	3/12/50	1.2115% —	6 month	(2,662,999)
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	13,678,600	2,855,776	(528)	3/26/50	1.113% —	6 month	(2,860,182)
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	13,443,000	3,268,381 E	(509)	11/29/58	6 month	1.343% —	3,267,872
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually

80 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
EUR	14,233,000	$2,669,965	$(541)	2/19/50	1.051% —	6 month	$(2,701,524)
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	10,466,600	1,712,604 E	(401)	6/7/54	1.054% —	6 month	(1,713,005)
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	9,550,400	1,328,918	(367)	2/19/50	0.9035% —	6 month	(1,348,129)
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	8,829,000	928,309	(336)	2/21/50	0.80% —	6 month	(943,577)
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	22,091,800	595,707 E	(840)	8/8/54	0.49% —	6 month	594,867
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	12,792,500	1,544,597 E	(483)	6/6/54	6 month	0.207% —	(1,545,079)
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	20,383,200	1,652,225	(766)	2/19/50	0.233% —	6 month	1,630,348
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	70,039,500	2,649,603	(2,643)	2/19/50	6 month	0.595% —	2,754,948
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	8,796,100	1,261,527 E	(329)	3/4/54	0.134% —	6 month	1,261,198
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	4,363,500	1,156,746 E	(168)	3/13/54	—	0.2275%	1,156,578
						plus 6 month
						EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	23,312,400	1,576,226 E	(494)	5/13/40	6 month	0.276% —	(1,576,720)
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	10,527,400	665,594 E	(230)	6/24/40	0.315% —	6 month	665,365
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually

Diversified Income Trust 81

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
EUR	2,200,000	$2,595	$4,587	12/16/22	—	0.451% plus	$924
						6 month
						EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	1,200,000	26,611	10,277	12/16/30	—	0.151% plus	35,298
						6 month
						EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	3,770,000	11,893	10,125	12/16/25	—	0.401% plus	20,521
						6 month
						EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	1,120,000	160,759	(82,974)	12/16/50	0.051% —	6 month	76,876
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	15,952,000	1,001,063 E	(369)	1/16/40	0.315% —	6 month	1,000,694
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	5,045,400	316,528 E	(117)	3/28/40	0.3175% —	6 month	316,411
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	143,658,000	649,612 E	89,537	6/16/31	0.05% —	6 month	739,148
					Annually	EUR-EURIBOR-
						REUTERS —
						Semiannually
GBP	317,000	4,245 E	6,344	6/16/31	0.93% —	Sterling	2,099
					Annually	Overnight
						Index Average —
						Annually
JPY	732,682,200	274,518 E	(213)	8/29/43	0.7495% —	6 month JPY-	(274,732)
					Semiannually	LIBOR-BBA —
						Semiannually
JPY	1,690,202,100	226,637	(133,284)	2/25/31	0.003% —	6 month JPY-	92,616
					Semiannually	LIBOR-BBA —
						Semiannually
JPY	929,267,100	555,907 E	(280)	8/29/43	0.194% —	6 month JPY-	555,627
					Semiannually	LIBOR-BBA —
						Semiannually
NOK	135,276,000	104,686 E	38,207	6/16/31	6 month NOK-	1.82% —	(66,479)
					NIBOR-NIBR —	Annually
					Semiannually

82 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
NZD	16,135,000	$66,237 E	$77,399	6/16/31	3 month NZD-	1.96% —	$11,162
					BBR-FRA —	Semiannually
					Quarterly
SEK	349,032,000	178,843 E	(158,255)	6/16/31	0.77% —	3 month SEK-	20,582
					Annually	STIBOR-SIDE —
						Quarterly
Total			$(25,553,737)				$11,712,025

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited)
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A.
$511,262	$521,157	$—	1/12/41	4.50% (1 month	Synthetic TRS	$17,028
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Barclays Bank PLC
4,321,757	4,308,808	—	1/12/40	4.00% (1 month	Synthetic MBX	(4,872)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,310,983	1,307,055	—	1/12/40	4.00% (1 month	Synthetic MBX	(1,478)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
661,974	659,991	—	1/12/40	4.00% (1 month	Synthetic MBX	(746)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
661,154	659,173	—	1/12/40	4.00% (1 month	Synthetic MBX	(745)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
44,312,573	44,312,573	—	1/12/41	5.00% (1 month	Synthetic MBX	99,160
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
7,412,147	7,411,129	—	1/12/40	5.00% (1 month	Synthetic MBX	15,737
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,826,631	1,822,068	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(197)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Diversified Income Trust 83

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$31,607,447	$31,523,427	$—	1/12/38	(6.50%) 1 month	Synthetic MBX	$(1,964)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
302,434	308,795	—	1/12/42	4.00% (1 month	Synthetic TRS	10,250
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,171,749	1,197,864	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(41,386)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,795,691	2,857,998	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(98,744)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
79,865	80,914	—	1/12/41	5.00% (1 month	Synthetic TRS	2,225
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
670,897	679,709	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(18,694)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
405,135	409,137	—	1/12/41	5.00% (1 month	Synthetic TRS Index	9,178
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
309,340	312,396	—	1/12/41	5.00% (1 month	Synthetic TRS Index	7,008
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
243,900	246,309	—	1/12/41	5.00% (1 month	Synthetic TRS Index	5,525
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
97,404	98,366	—	1/12/41	5.00% (1 month	Synthetic TRS Index	2,206
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
265,346	265,511	—	1/12/39	6.00% (1 month	Synthetic TRS	3,489
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
4,542	4,545	—	1/12/39	(6.00%)1 month	Synthetic TRS	60
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

84 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$643,582	$646,830	$—	1/12/38	6.50% (1 month	Synthetic TRS	$11,136
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
92,343	92,809	—	1/12/38	6.50% (1 month	Synthetic TRS	1,598
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
46,991	47,228	—	1/12/38	6.50% (1 month	Synthetic TRS	813
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
698,928	698,928	—	1/12/41	5.00% (1 month	Synthetic MBX	1,564
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
234,313	234,313	—	1/12/41	5.00% (1 month	Synthetic MBX	524
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Credit Suisse International
2,468,621	2,468,621	—	1/12/41	5.00% (1 month	Synthetic MBX	5,524
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
514,296	514,296	—	1/12/41	5.00% (1 month	Synthetic MBX	1,151
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,186,150	1,197,867	—	1/12/41	5.00% (1 month	Synthetic MBX Index	26,870
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
229,521	240,387	—	1/12/44	3.00% (1 month	Synthetic TRS	13,539
				USD-LIBOR) —	Index 3.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
198,148	207,973	—	1/12/43	3.00% (1 month	Synthetic TRS	12,184
				USD-LIBOR) —	Index 3.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,047,384	2,107,541	—	1/12/43	3.50% (1 month	Synthetic TRS	84,559
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
361,173	371,785	—	1/12/43	3.50% (1 month	Synthetic TRS	14,917
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

Diversified Income Trust 85

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Credit Suisse International cont.
$2,745,016	$2,815,910	$—	1/12/45	4.00% (1 month	Synthetic TRS	$109,047
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,730,241	1,774,927	—	1/12/45	4.00% (1 month	Synthetic TRS	68,734
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,303,879	1,332,938	—	1/12/41	4.00% (1 month	Synthetic TRS	46,053
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
213,179	217,930	—	1/12/41	4.00% (1 month	Synthetic TRS	7,530
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
163,396	167,038	—	1/12/41	4.00% (1 month	Synthetic TRS	5,771
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
154,762	158,759	—	1/12/45	4.00% (1 month	Synthetic TRS	6,148
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,406,783	1,438,136	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(49,688)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
686,470	695,487	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(19,128)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
841,999	853,059	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(23,462)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
719,399	726,505	—	1/12/41	5.00% (1 month	Synthetic TRS Index	16,297
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
Deutsche Bank AG
372,565	371,449	—	1/12/40	4.00% (1 month	Synthetic MBX	(420)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,791,864	2,784,442	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(173)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

86 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International
$790,540	$790,432	$—	1/12/40	(5.00%) 1 month	Synthetic MBX	$(1,678)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
418,440	417,395	—	1/12/39	6.00%) 1 month	Synthetic MBX	(45)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
604,904	603,296	—	1/12/38	6.50% (1 month	Synthetic MBX	38
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
87,269	87,037	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(5)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
95,784	95,530	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(6)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
255,525	254,846	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(16)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
348,983	348,055	—	1/12/39	(6.50%) 1 month	Synthetic MBX	(22)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
527,453	526,051	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(33)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
721,232	719,314	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(45)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,045,320	1,042,542	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(65)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,254,431	1,251,096	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(78)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,404,005	1,400,273	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(87)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

Diversified Income Trust 87

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$1,923,338	$1,918,226	$—	1/12/38	(6.50%) 1 month	Synthetic MBX	$(120)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
854,505	894,961	—	1/12/44	(3.00%) 1 month	Synthetic TRS	(50,404)
				USD-LIBOR —	Index 3.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,408,557	2,479,325	—	1/12/43	(3.50%) 1 month	Synthetic TRS	(99,476)
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,725,010	1,769,561	—	1/12/45	4.00% (1 month	Synthetic TRS	68,527
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,665,293	1,702,407	—	1/12/41	4.00% (1 month	Synthetic TRS	58,818
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,173,902	1,204,220	—	1/12/45	4.00% (1 month	Synthetic TRS	46,634
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,072,901	1,095,467	—	1/12/42	4.00% (1 month	Synthetic TRS	36,361
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
823,405	840,723	—	1/12/42	4.00% (1 month	Synthetic TRS	27,906
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
755,852	771,749	—	1/12/42	4.00% (1 month	Synthetic TRS	25,616
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
755,852	771,749	—	1/12/42	4.00% (1 month	Synthetic TRS	25,616
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
495,028	506,060	—	1/12/41	4.00% (1 month	Synthetic TRS	17,484
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
190,783	195,035	—	1/12/41	4.00% (1 month	Synthetic TRS	6,739
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

88 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$84,320	$86,200	$—	1/12/41	4.00% (1 month	Synthetic TRS	$2,978
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
8,196	8,379	—	1/12/41	4.00% (1 month	Synthetic TRS	289
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
556,547	567,319	—	1/12/41	4.50% (1 month	Synthetic TRS	18,536
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
74,117	75,552	—	1/12/41	4.50% (1 month	Synthetic TRS	2,469
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,631,895	1,653,329	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(45,473)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
15,934	16,091	—	1/12/41	5.00% (1 month	Synthetic TRS Index	361
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
557,508	557,854	—	1/12/39	6.00% (1 month	Synthetic TRS	7,331
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
389,200	389,442	—	1/12/39	6.00% (1 month	Synthetic TRS	5,118
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
253,043	253,200	—	1/12/39	6.00% (1 month	Synthetic TRS	3,328
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
195,316	195,437	—	1/12/39	6.00% (1 month	Synthetic TRS	2,568
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
62,178	62,217	—	1/12/39	6.00% (1 month	Synthetic TRS	818
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
284,102	285,536	—	1/12/38	6.50% (1 month	Synthetic TRS	4,916
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

Diversified Income Trust 89

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$218,912	$220,017	$—	1/12/38	6.50% (1 month	Synthetic TRS	$3,788
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
146,360	147,098	—	1/12/38	6.50% (1 month	Synthetic TRS	2,532
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
839	843	—	1/12/38	6.50% (1 month	Synthetic TRS	15
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
JPMorgan Chase Bank N.A.
1,109,335	1,134,059	—	1/12/41	4.00% (1 month	Synthetic TRS	39,182
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
140,815	143,953	—	1/12/41	4.00% (1 month	Synthetic TRS	4,974
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
1,631,895	1,653,329	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(45,473)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
JPMorgan Securities LLC
1,939,695	1,958,856	—	1/12/41	(5.00%) 1 month	Synthetic MBX Index	(43,940)
				USD-LIBOR —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
					Monthly
577,559	592,354	—	1/12/44	4.00% (1 month	Synthetic TRS	22,165
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
3,710,443	3,788,483	—	1/12/42	(4.00%) 1 month	Synthetic TRS	(125,749)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
217,234	221,438	—	1/12/41	(4.50%) 1 month	Synthetic TRS	(7,235)
				USD-LIBOR —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Morgan Stanley & Co. International PLC
13,597,326	13,528,718	—	7/17/24	3.825% (3 month	Pera Funding DAC,	(60,901)
				USD-LIBOR-BBA	3.825%, Series
				minus 0.12%) —	2019–01, 7/10/24 —
				Quarterly	Quarterly
Upfront premium received		—		Unrealized appreciation		1,040,932
Upfront premium (paid)		—		Unrealized (depreciation)		(742,548)
Total		$—		Total		$298,384

90 Diversified Income Trust

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited)
			Upfront
			premium	Termina-	Payments	Total return	Unrealized
			received	tion	received (paid)	received by	appreciation/
Notional amount		Value	(paid)	date	by fund	or paid by fund	(depreciation)
EUR	90,763,000	$7,821,686	$(1,675)	5/15/30	(.655%) — At	Eurostat Eurozone	$7,820,011
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	90,763,000	7,735,791	(1,675)	5/15/30	(.6625%) — At	Eurostat Eurozone	7,734,116
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	45,335,000	7,673,424	(1,619)	5/15/40	(.961%) — At	Eurostat Eurozone	7,671,805
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	25,667,000	1,876,595	—	7/15/37	1.71% — At	Eurostat Eurozone	1,876,595
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	25,667,000	613,973	—	7/15/27	(1.40%) — At	Eurostat Eurozone	(613,973)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	114,037,000	3,094,139	(1,328)	9/15/23	(1.4375%) — At	Eurostat Eurozone	(3,095,467)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	114,037,000	3,121,019	(1,335)	9/15/23	(1.44125%) — At	Eurostat Eurozone	(3,122,353)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	114,037,000	3,129,979	(1,343)	9/15/23	(1.4425%) — At	Eurostat Eurozone	(3,131,321)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	114,037,000	3,138,938	(1,341)	9/15/23	(1.44375%) — At	Eurostat Eurozone	(3,140,280)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	45,335,000	11,718,115	(2,139)	5/15/50	1.13% — At	Eurostat Eurozone	(11,720,254)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	90,763,000	15,987,060	(3,220)	5/15/40	0.935% — At	Eurostat Eurozone	(15,990,280)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	90,763,000	16,106,802	(3,220)	5/15/40	0.93% — At	Eurostat Eurozone	(16,110,022)
					maturity	HICP excluding
						tobacco — At
						maturity
GBP	51,907,000	3,411,933	(1,109)	12/15/28	3.665% — At	GBP Non-revised UK	3,410,823
					maturity	Retail Price Index —
						At maturity

Diversified Income Trust 91

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
			Upfront
			premium	Termina-	Payments	Total return	Unrealized
			received	tion	received (paid)	received by	appreciation/
Notional amount		Value	(paid)	date	by fund	or paid by fund	(depreciation)
GBP	73,607,000	$2,105,801	$(961)	11/15/24	3.385% — At	GBP Non-revised UK	$2,104,840
					maturity	Retail Price Index —
						At maturity
GBP	40,490,000	1,118,177	(937)	3/15/28	3.4025% — At	GBP Non-revised UK	1,117,240
					maturity	Retail Price Index —
						At maturity
GBP	37,299,000	1,055,455	(486)	11/15/24	3.381% — At	GBP Non-revised UK	1,054,969
					maturity	Retail Price Index —
						At maturity
GBP	58,136,000	959,031	(1,369)	3/15/28	3.34% — At	GBP Non-revised UK	957,661
					maturity	Retail Price Index —
						At maturity
GBP	37,299,000	955,700	—	12/15/24	3.42% — At	GBP Non-revised UK	955,700
					maturity	Retail Price Index —
						At maturity
GBP	31,146,000	654,631	(728)	2/15/28	3.34% — At	GBP Non-revised UK	653,902
					maturity	Retail Price Index —
						At maturity
GBP	14,535,000	362,527	(339)	3/15/28	3.3875% — At	GBP Non-revised UK	362,188
					maturity	Retail Price Index —
						At maturity
GBP	15,612,000	1,587,988	(822)	7/15/49	(3.4425%) — At	GBP Non-revised UK	(1,588,810)
					maturity	Retail Price Index —
						At maturity
	$52,949,000	1,816,310	(535)	11/29/24	(1.703%) — At	USA Non Revised	1,815,775
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
	52,949,000	1,622,516	(535)	12/10/24	(1.7625%) — At	USA Non Revised	1,621,981
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
	34,969,500	257,935	(587)	3/23/31	(2.4275%) — At	USA Non Revised	257,348
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
	35,394,000	176,474	(595)	3/23/31	(2.45%) — At	USA Non Revised	175,880
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
	9,970,000	30,817	(168)	4/1/31	(2.466%) — At	USA Non Revised	30,650
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity

92 Diversified Income Trust

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
$120,580,000	$12,902	$(1,218)	4/1/26	2.53% — At	USA Non Revised	$11,684
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
20,147,000	34,109	(203)	4/1/26	2.496% — At	USA Non Revised	(34,312)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
30,197,000	48,345	(507)	4/1/31	(2.51%) — At	USA Non Revised	(48,853)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
30,197,000	64,471	(507)	4/1/31	(2.515%) — At	USA Non Revised	(64,978)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
70,749,000	80,512	(715)	3/23/26	2.51% — At	USA Non Revised	(81,227)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
69,978,000	320,359	—	3/23/26	2.445% — At	USA Non Revised	(320,359)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
20,606,000	487,971	(346)	2/25/31	2.28% — At	USA Non Revised	(488,317)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
25,898,000	612,177	(435)	2/24/31	2.281% — At	USA Non Revised	(612,612)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
25,898,000	618,729	(435)	2/25/31	2.278% — At	USA Non Revised	(619,164)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
25,898,000	647,243	(435)	2/25/31	2.2675% — At	USA Non Revised	(647,678)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity

Diversified Income Trust 93

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/21 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
$47,067,000	$747,047	$(791)	3/5/31	2.351% — At	USA Non Revised	$(747,838)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
47,581,000	760,249	(799)	3/5/31	2.35% — At	USA Non Revised	(761,049)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
51,796,000	1,197,161	(870)	2/24/31	2.286% — At	USA Non Revised	(1,198,032)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
119,320,000	11,582,392	(2,005)	7/10/30	1.6625% — At	USA Non Revised	(11,584,397)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
36,710,000	664,781	—	3/11/31	2.3285% — At	USA Non Revised	(664,781)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
136,160,000	14,104,542	(2,290)	6/30/30	1.586% — At	USA Non Revised	(14,106,831)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
Total		$(39,622)				$(50,860,020)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/21 (Unaudited)
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BB–/P	$39,713	$581,000	$156,812	5/11/63	300 bp —	$(116,760)
Index						Monthly
CMBX NA BBB–.6	BB–/P	79,608	1,321,000	356,539	5/11/63	300 bp —	(278,232)
Index						Monthly
CMBX NA BBB–.6	BB–/P	163,473	2,648,000	714,695	5/11/63	300 bp —	(549,678)
Index						Monthly
CMBX NA BBB–.6	BB–/P	155,838	2,734,000	737,907	5/11/63	300 bp —	(580,474)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA A.6	A-/P	772	5,000	396	5/11/63	200 bp —	378
Index						Monthly
CMBX NA A.6	A-/P	2,723	18,000	1,424	5/11/63	200 bp —	1,306
Index						Monthly

94 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/21 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA A.6	A-/P	$6,851	$54,000	$4,271	5/11/63	200 bp —	$2,601
Index						Monthly
CMBX NA A.6	A-/P	9,158	66,000	5,221	5/11/63	200 bp —	3,963
Index						Monthly
CMBX NA A.6	A-/P	13,400	80,000	6,328	5/11/63	200 bp —	7,103
Index						Monthly
CMBX NA A.6	A-/P	13,131	110,000	8,701	5/11/63	200 bp —	4,473
Index						Monthly
CMBX NA A.6	A-/P	14,218	121,000	9,571	5/11/63	200 bp —	4,693
Index						Monthly
CMBX NA A.6	A-/P	25,470	144,000	11,390	5/11/63	200 bp —	14,136
Index						Monthly
CMBX NA A.6	A-/P	30,091	181,000	14,317	5/11/63	200 bp —	15,845
Index						Monthly
CMBX NA A.6	A-/P	40,040	286,000	22,623	5/11/63	200 bp —	17,529
Index						Monthly
CMBX NA BB.11	BB–/P	877,445	1,553,000	238,696	11/18/54	500 bp —	640,258
Index						Monthly
CMBX NA BB.13	BB–/P	12,597	126,000	11,869	12/16/72	500 bp —	780
Index						Monthly
CMBX NA BB.13	BB–/P	20,857	221,000	20,818	12/16/72	500 bp —	38
Index						Monthly
CMBX NA BB.6	B/P	2,294,788	15,997,000	7,328,226	5/11/63	500 bp —	(5,017,884)
Index						Monthly
CMBX NA BB.7	B+/P	596,583	11,690,000	4,265,681	1/17/47	500 bp —	(3,657,733)
Index						Monthly
CMBX NA BBB–	BBB–/P	69,907	441,000	29,415	8/17/61	300 bp —	40,750
.12 Index						Monthly
CMBX NA BBB–	BBB–/P	18,065	206,000	15,100	12/16/72	300 bp —	3,086
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	69,361	737,000	54,022	12/16/72	300 bp —	15,769
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	280	9,000	433	12/16/72	300 bp —	(147)
.14 Index						Monthly
CMBX NA BBB–	BBB–/P	3,431	105,000	5,051	12/16/72	300 bp —	(1,558)
.14 Index						Monthly
CMBX NA BBB–	BBB–/P	23,633	770,000	37,037	12/16/72	300 bp —	(12,954)
.14 Index						Monthly
CMBX NA BBB– .6	BB–/P	27,685	113,000	30,499	5/11/63	300 bp —	(2,748)
Index						Monthly
CMBX NA BBB–.11	BBB–/P	197,118	3,147,000	185,988	11/18/54	300 bp —	12,966
Index						Monthly
CMBX NA BBB–.14	BBB–/P	5,700	114,000	5,483	12/16/72	300 bp —	246
Index						Monthly
CMBX NA BBB–.14	BBB–/P	53,704	1,178,000	56,662	12/16/72	300 bp —	(2,270)
Index						Monthly

Diversified Income Trust 95

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/21 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB–.6	BB–/P	$1,999	$25,000	$6,748	5/11/63	300 bp —	$(4,734)
Index						Monthly
CMBX NA BBB–.6	BB–/P	139,685	2,123,000	572,998	5/11/63	300 bp —	(432,074)
Index						Monthly
CMBX NA BBB–.6	BB–/P	191,694	2,907,000	784,599	5/11/63	300 bp —	(591,210)
Index						Monthly
CMBX NA BBB–.6	BB–/P	270,815	3,978,000	1,073,662	5/11/63	300 bp —	(800,526)
Index						Monthly
CMBX NA BBB–.6	BB–/P	2,831,038	44,458,000	11,999,214	5/11/63	300 bp —	(9,142,242)
Index						Monthly
Credit Suisse International
CMBX NA BB.7	B+/P	369,046	2,759,000	1,006,759	1/17/47	500 bp —	(635,031)
Index						Monthly
CMBX NA BBB–.6	BB–/P	281,868	2,551,000	688,515	5/11/63	300 bp —	(405,159)
Index						Monthly
CMBX NA BBB–.6	BB–/P	511,694	4,631,000	1,249,907	5/11/63	300 bp —	(735,513)
Index						Monthly
CMBX NA BBB–.6	BB–/P	18,234,634	194,063,000	52,377,604	5/11/63	300 bp —	(34,029,766)
Index						Monthly
CMBX NA BBB–.7	BB+/P	1,788,740	24,200,000	4,774,660	1/17/47	300 bp —	(2,971,804)
Index						Monthly
Deutsche Bank AG
CMBX NA BBB–.6	BB–/P	54,693	513,000	138,459	5/11/63	300 bp —	(83,467)
Index						Monthly
Goldman Sachs International
CMBX NA BBB–.6	BB–/P	350,890	2,265,000	611,324	5/11/63	300 bp —	(259,112)
Index						Monthly
CMBX NA A.6	A-/P	1,069	9,000	712	5/11/63	200 bp —	360
Index						Monthly
CMBX NA BB.13	BB–/P	9,328	97,000	9,137	12/16/72	500 bp —	190
Index						Monthly
CMBX NA BB.6	B/P	56,166	131,000	60,011	5/11/63	500 bp —	(3,717)
Index						Monthly
CMBX NA BB.6	B/P	125,982	887,000	406,335	5/11/63	500 bp —	(279,491)
Index						Monthly
CMBX NA BB.9	B+/P	1,088,578	2,692,000	723,879	9/17/58	500 bp —	367,316
Index						Monthly
CMBX NA BBB–	BBB–/P	420	4,000	293	12/16/72	300 bp —	129
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	1,954	33,000	2,419	12/16/72	300 bp —	(446)
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	1,966	33,000	2,419	12/16/72	300 bp —	(434)
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	6,358	87,000	6,377	12/16/72	300 bp —	32
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	20,059	128,000	9,382	12/16/72	300 bp —	10,751
.13 Index						Monthly

96 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/21 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–	BBB–/P	$21,054	$133,000	$9,749	12/16/72	300 bp —	$11,382
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	28,199	137,000	10,042	12/16/72	300 bp —	18,237
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	8,576	145,000	10,629	12/16/72	300 bp —	(1,968)
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	25,392	150,000	10,995	12/16/72	300 bp —	14,484
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	25,677	150,000	10,995	12/16/72	300 bp —	14,769
.13 Index						Monthly
CMBX NA BBB–.14	BBB–/P	1,911	43,000	2,068	12/16/72	300 bp —	(132)
Index						Monthly
CMBX NA BBB–.14	BBB–/P	3,996	87,000	4,185	12/16/72	300 bp —	(138)
Index						Monthly
CMBX NA BBB–.6	BB–/P	1,473	11,000	2,969	5/11/63	300 bp —	(1,490)
Index						Monthly
CMBX NA BBB–.6	BB–/P	1,061	14,000	3,779	5/11/63	300 bp —	(2,709)
Index						Monthly
CMBX NA BBB–.6	BB–/P	1,683	21,000	5,668	5/11/63	300 bp —	(3,972)
Index						Monthly
CMBX NA BBB–.6	BB–/P	4,131	29,000	7,827	5/11/63	300 bp —	(3,680)
Index						Monthly
CMBX NA BBB–.6	BB–/P	5,221	59,000	15,924	5/11/63	300 bp —	(10,668)
Index						Monthly
CMBX NA BBB–.6	BB–/P	9,848	74,000	19,973	5/11/63	300 bp —	(10,082)
Index						Monthly
CMBX NA BBB–.6	BB–/P	10,927	130,000	35,087	5/11/63	300 bp —	(24,084)
Index						Monthly
CMBX NA BBB–.6	BB–/P	8,299	162,000	43,724	5/11/63	300 bp —	(35,330)
Index						Monthly
CMBX NA BBB–.6	BB–/P	8,498	164,000	44,264	5/11/63	300 bp —	(35,670)
Index						Monthly
CMBX NA BBB–.6	BB–/P	13,043	178,000	48,042	5/11/63	300 bp —	(34,896)
Index						Monthly
CMBX NA BBB–.6	BB–/P	13,121	178,000	48,042	5/11/63	300 bp —	(34,817)
Index						Monthly
CMBX NA BBB–.6	BB–/P	24,289	209,000	56,409	5/11/63	300 bp —	(31,998)
Index						Monthly
CMBX NA BBB–.6	BB–/P	29,106	269,000	72,603	5/11/63	300 bp —	(43,340)
Index						Monthly
CMBX NA BBB–.6	BB–/P	14,866	285,000	76,922	5/11/63	300 bp —	(61,889)
Index						Monthly
CMBX NA BBB–.6	BB–/P	43,555	289,000	78,001	5/11/63	300 bp —	(34,278)
Index						Monthly
CMBX NA BBB–.6	BB–/P	32,064	505,000	136,300	5/11/63	300 bp —	(103,941)
Index						Monthly

Diversified Income Trust 97

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/21 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BB–/P	$40,545	$534,000	$144,127	5/11/63	300 bp —	$(103,270)
Index						Monthly
CMBX NA BBB–.6	BB–/P	64,149	639,000	172,466	5/11/63	300 bp —	(107,944)
Index						Monthly
CMBX NA BBB–.6	BB–/P	112,874	813,000	219,429	5/11/63	300 bp —	(106,081)
Index						Monthly
CMBX NA BBB–.6	BB–/P	96,615	925,000	249,658	5/11/63	300 bp —	(152,503)
Index						Monthly
CMBX NA BBB–.6	BB–/P	107,255	1,069,000	288,523	5/11/63	300 bp —	(180,645)
Index						Monthly
CMBX NA BBB–.6	BB–/P	92,236	1,093,000	295,001	5/11/63	300 bp —	(202,128)
Index						Monthly
CMBX NA BBB–.6	BB–/P	101,718	1,174,000	316,863	5/11/63	300 bp —	(214,460)
Index						Monthly
CMBX NA BBB–.6	BB–/P	105,653	1,252,000	337,915	5/11/63	300 bp —	(231,531)
Index						Monthly
CMBX NA BBB–.6	BB–/P	157,809	1,410,000	380,559	5/11/63	300 bp —	(221,927)
Index						Monthly
CMBX NA BBB–.6	BB–/P	110,705	1,625,000	438,588	5/11/63	300 bp —	(326,934)
Index						Monthly
CMBX NA BBB–.6	BB–/P	184,883	1,672,000	451,273	5/11/63	300 bp —	(265,414)
Index						Monthly
CMBX NA BBB–.6	BB–/P	153,735	1,855,000	500,665	5/11/63	300 bp —	(345,847)
Index						Monthly
CMBX NA BBB–.6	BB–/P	211,483	1,898,000	512,270	5/11/63	300 bp —	(299,680)
Index						Monthly
CMBX NA BBB–.6	BB–/P	222,998	2,053,000	554,105	5/11/63	300 bp —	(329,909)
Index						Monthly
CMBX NA BBB–.6	BB–/P	251,962	2,258,000	609,434	5/11/63	300 bp —	(356,155)
Index						Monthly
CMBX NA BBB–.6	BB–/P	251,962	2,258,000	609,434	5/11/63	300 bp —	(356,155)
Index						Monthly
CMBX NA BBB–.6	BB–/P	267,527	2,431,000	656,127	5/11/63	300 bp —	(387,182)
Index						Monthly
CMBX NA BBB–.6	BB–/P	292,059	2,489,000	671,781	5/11/63	300 bp —	(378,271)
Index						Monthly
CMBX NA BBB–.6	BB–/P	416,852	3,062,000	826,434	5/11/63	300 bp —	(407,796)
Index						Monthly
CMBX NA BBB–.6	BB–/P	327,157	3,109,000	839,119	5/11/63	300 bp —	(510,149)
Index						Monthly
CMBX NA BBB–.6	BB–/P	154,661	3,118,000	841,548	5/11/63	300 bp —	(685,069)
Index						Monthly
CMBX NA BBB–.6	BB–/P	484,654	3,296,000	889,590	5/11/63	300 bp —	(403,013)
Index						Monthly
CMBX NA BBB–.6	BB–/P	376,979	3,482,000	939,792	5/11/63	300 bp —	(560,781)
Index						Monthly

98 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/21 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BB–/P	$179,679	$3,660,000	$987,834	5/11/63	300 bp —	$(806,020)
Index						Monthly
CMBX NA BBB–.6	BB–/P	423,142	3,785,000	1,021,572	5/11/63	300 bp —	(596,221)
Index						Monthly
CMBX NA BBB–.6	BB–/P	597,823	3,894,000	1,050,991	5/11/63	300 bp —	(450,896)
Index						Monthly
CMBX NA BBB–.6	BB–/P	202,429	4,008,000	1,081,759	5/11/63	300 bp —	(876,993)
Index						Monthly
CMBX NA BBB–.6	BB–/P	718,374	4,321,000	1,166,238	5/11/63	300 bp —	(445,343)
Index						Monthly
CMBX NA BBB–.6	BB–/P	529,485	4,803,000	1,296,330	5/11/63	300 bp —	(764,043)
Index						Monthly
CMBX NA BBB–.6	BB–/P	930,682	6,242,000	1,684,716	5/11/63	300 bp —	(750,392)
Index						Monthly
CMBX NA BBB–.7	BB+/P	77,611	1,050,000	207,165	1/17/47	300 bp —	(128,942)
Index						Monthly
CMBX NA BBB–.7	BB+/P	398,239	3,442,000	679,107	1/17/47	300 bp —	(278,859)
Index						Monthly
JPMorgan Securities LLC
CMBX NA A.6	A-/P	3,763	28,000	2,215	5/11/63	200 bp —	1,559
Index						Monthly
CMBX NA BB.10	BB–/P	47,420	591,000	179,605	5/11/63	500 bp —	(131,610)
Index						Monthly
CMBX NA BBB–	BBB–/P	1,951	33,000	2,419	12/16/72	300 bp —	(448)
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	14,295	71,000	5,204	12/16/72	300 bp —	9,132
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	17,309	110,000	8,063	12/16/72	300 bp —	9,310
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	28,020	140,000	10,262	12/16/72	300 bp —	17,840
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	11,368	192,000	14,074	12/16/72	300 bp —	(2,594)
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	37,883	208,000	15,246	12/16/72	300 bp —	22,757
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	54,344	561,000	41,121	12/16/72	300 bp —	13,549
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	74,622	790,000	57,907	12/16/72	300 bp —	17,175
.13 Index						Monthly
CMBX NA BBB–.6	BB–/P	57,366,750	179,438,000	48,430,316	5/11/63	300 bp —	9,041,106
Index						Monthly
Merrill Lynch International
CMBX NA BB.6	B/P	1,226	6,000	2,749	5/11/63	500 bp —	(1,517)
Index						Monthly
CMBX NA BB.6	B/P	187,407	1,676,000	767,776	5/11/63	500 bp —	(578,739)
Index						Monthly
CMBX NA BBB– .6	BB–/P	12,920,838	47,953,000	12,942,515	5/11/63	300 bp —	6,296
Index						Monthly

Diversified Income Trust 99

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/21 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC
CMBX NA A.6	A-/P	$9,145	$59,000	$4,667	5/11/63	200 bp —	$4,501
Index						Monthly
CMBX NA A.6	A-/P	28,210	364,000	28,792	5/11/63	200 bp —	(441)
Index						Monthly
CMBX NA BB.13	BB–/P	58,564	609,000	57,368	12/16/72	500 bp —	1,196
Index						Monthly
CMBX NA BB.13	BB–/P	153,168	1,623,000	152,887	12/16/72	500 bp —	282
Index						Monthly
CMBX NA BB.13	BB–/P	352,986	3,770,000	355,134	12/16/72	500 bp —	1,517
Index						Monthly
CMBX NA BB.13	BB–/P	421,913	4,385,000	413,067	12/16/72	500 bp —	13,109
Index						Monthly
CMBX NA BB.13	BB–/P	625,058	6,767,000	637,451	12/16/72	500 bp —	(6,754)
Index						Monthly
CMBX NA BB.13	BB–/P	732,616	7,643,000	719,971	12/16/72	500 bp —	20,077
Index						Monthly
CMBX NA BB.6	B/P	5,423	30,000	13,743	5/11/63	500 bp —	(8,291)
Index						Monthly
CMBX NA BB.6	B/P	114,240	272,000	124,603	5/11/63	500 bp —	(10,099)
Index						Monthly
CMBX NA BB.6	B/P	74,408	303,000	138,804	5/11/63	500 bp —	(64,102)
Index						Monthly
CMBX NA BB.6	B/P	63,456	522,000	239,128	5/11/63	500 bp —	(175,165)
Index						Monthly
CMBX NA BB.6	B/P	604,310	1,424,000	652,334	5/11/63	500 bp —	(46,640)
Index						Monthly
CMBX NA BB.6	B/P	590,401	2,396,000	1,097,608	5/11/63	500 bp —	(504,877)
Index						Monthly
CMBX NA BBB–	BBB–/P	1,064	18,000	1,319	12/16/72	300 bp —	(244)
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	6,703	33,000	2,419	12/16/72	300 bp —	4,303
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	10,078	64,000	4,691	12/16/72	300 bp —	5,425
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	10,656	116,000	8,503	12/16/72	300 bp —	2,221
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	20,141	128,000	9,382	12/16/72	300 bp —	10,834
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	21,746	133,000	9,749	12/16/72	300 bp —	12,074
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	25,757	137,000	10,042	12/16/72	300 bp —	15,795
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	7,723	139,000	10,189	12/16/72	300 bp —	(2,384)
.13 Index						Monthly
CMBX NA BBB–	BBB–/P	39,942	437,000	32,032	12/16/72	300 bp —	8,165
.13 Index						Monthly

100 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/21 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB–	BBB–/P	$152	$5,000	$241	12/16/72	300 bp —	$(86)
.14 Index						Monthly
CMBX NA BBB–	BBB–/P	$1,353	$48,000	$2,309	12/16/72	300 bp —	$(928)
.14 Index						Monthly
CMBX NA BBB–.6	BB–/P	2,506	30,000	8,097	5/11/63	300 bp —	(5,574)
Index						Monthly
CMBX NA BBB–.6	BB–/P	5,130	64,000	17,274	5/11/63	300 bp —	(12,106)
Index						Monthly
CMBX NA BBB–.6	BB–/P	5,394	72,000	19,433	5/11/63	300 bp —	(13,997)
Index						Monthly
CMBX NA BBB–.6	BB–/P	26,126	356,000	96,084	5/11/63	300 bp —	(69,751)
Index						Monthly
CMBX NA BBB–.6	BB–/P	633,075	1,835,000	495,267	5/11/63	300 bp —	138,879
Index						Monthly
CMBX NA BBB–.6	BB–/P	155,534	2,369,000	639,393	5/11/63	300 bp —	(482,478)
Index						Monthly
CMBX NA BBB–.6	BB–/P	157,194	2,381,000	642,632	5/11/63	300 bp —	(484,050)
Index						Monthly
CMBX NA BBB–.6	BB–/P	8,557,736	129,174,000	34,864,063	5/11/63	300 bp —	(26,228,554)
Index						Monthly
Upfront premium received		124,473,345		Unrealized appreciation			10,600,672
Upfront premium (paid)		—		Unrealized (depreciation)			(102,132,228)
Total		$124,473,345		Total			$(91,531,556)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2021. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/21 (Unaudited)
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	$944	$110,000	$8,701	5/11/63	(200 bp) —	$9,602
					Monthly
CMBX NA BB.10 Index	(166,877)	1,599,000	485,936	11/17/59	(500 bp) —	317,505
					Monthly
CMBX NA BB.10 Index	(138,486)	1,263,000	383,826	11/17/59	(500 bp) —	244,111
					Monthly
CMBX NA BB.11 Index	(158,925)	1,686,000	259,138	11/18/54	(500 bp) —	98,573
					Monthly
CMBX NA BB.11 Index	(69,512)	1,340,000	205,958	11/18/54	(500 bp) —	135,143
					Monthly

Diversified Income Trust 101

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/21 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.11 Index	$(68,351)	$1,340,000	$205,958	11/18/54	(500 bp) —	$136,305
					Monthly
CMBX NA BB.11 Index	(172,185)	1,329,000	204,267	11/18/54	(500 bp) —	30,789
					Monthly
CMBX NA BB.11 Index	(45,097)	656,000	100,827	11/18/54	(500 bp) —	55,093
					Monthly
CMBX NA BB.11 Index	(11,409)	158,000	24,285	11/18/54	(500 bp) —	12,722
					Monthly
CMBX NA BB.12 Index	(25,060)	292,000	40,092	8/17/61	(500 bp) —	14,748
					Monthly
CMBX NA BB.12 Index	(10,766)	33,000	4,531	8/17/61	(500 bp) —	(6,267)
					Monthly
CMBX NA BB.12 Index	(11,025)	21,000	2,883	8/17/61	(500 bp) —	(8,162)
					Monthly
CMBX NA BB.8 Index	(13,907)	108,113	38,542	10/17/57	(500 bp) —	24,531
					Monthly
CMBX NA BB.8 Index	(176)	965	344	10/17/57	(500 bp) —	168
					Monthly
CMBX NA BB.9 Index	(18,762)	478,000	128,534	9/17/58	(500 bp) —	109,307
					Monthly
CMBX NA BB.9 Index	(24,360)	236,000	63,460	9/17/58	(500 bp) —	38,871
					Monthly
CMBX NA BB.9 Index	(7,226)	112,000	30,117	9/17/58	(500 bp) —	22,782
					Monthly
CMBX NA BB.9 Index	(2,501)	69,000	18,554	9/17/58	(500 bp) —	15,986
					Monthly
CMBX NA BB.9 Index	(564)	14,000	3,765	9/17/58	(500 bp) —	3,187
					Monthly
CMBX NA BBB– .10 Index	(1,347,987)	7,840,000	983,136	11/17/59	(300 bp) —	(369,424)
					Monthly
CMBX NA BBB– .10 Index	(35,980)	155,000	19,437	11/17/59	(300 bp) —	(16,634)
					Monthly
CMBX NA BBB– .10 Index	(25,050)	105,000	13,167	11/17/59	(300 bp) —	(11,945)
					Monthly
CMBX NA BBB– .10 Index	(18,118)	83,000	10,408	11/17/59	(300 bp) —	(7,758)
					Monthly
CMBX NA BBB– .10 Index	(16,758)	77,000	9,656	11/17/59	(300 bp) —	(7,147)
					Monthly
CMBX NA BBB– .10 Index	(11,319)	46,000	5,768	11/17/59	(300 bp) —	(5,578)
					Monthly
CMBX NA BBB– .12 Index	(319,733)	1,417,000	94,514	8/17/61	(300 bp) —	(226,045)
					Monthly
CMBX NA BBB– .12 Index	(7,022)	102,000	6,803	8/17/61	(300 bp) —	(278)
					Monthly
CMBX NA BBB–.10 Index	(301,498)	1,012,000	126,905	11/17/59	(300 bp) —	(175,184)
					Monthly
CMBX NA BBB–.10 Index	(92,293)	724,000	90,790	11/17/59	(300 bp) —	(1,684)
					Monthly
CMBX NA BBB–.10 Index	(1,275)	10,000	1,254	11/17/59	(300 bp) —	(23)
					Monthly

102 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/21 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB–.11 Index	$(182,977)	$560,000	$33,096	11/18/54	(300 bp) —	$(150,207)
					Monthly
CMBX NA BBB–.11 Index	(38,088)	119,000	7,033	11/18/54	(300 bp) —	(31,125)
					Monthly
CMBX NA BBB–.11 Index	(9,714)	66,000	3,901	11/18/54	(300 bp) —	(5,852)
					Monthly
CMBX NA BBB–.12 Index	(744,544)	2,142,000	142,871	8/17/61	(300 bp) —	(602,922)
					Monthly
CMBX NA BBB–.12 Index	(645,320)	1,932,000	128,864	8/17/61	(300 bp) —	(517,583)
					Monthly
CMBX NA BBB–.12 Index	(623,422)	1,769,000	117,992	8/17/61	(300 bp) —	(506,462)
					Monthly
CMBX NA BBB–.12 Index	(455,441)	1,363,000	90,912	8/17/61	(300 bp) —	(365,324)
					Monthly
CMBX NA BBB–.12 Index	(31,987)	91,000	6,070	8/17/61	(300 bp) —	(25,971)
					Monthly
CMBX NA BBB–.12 Index	(11,274)	33,000	2,201	8/17/61	(300 bp) —	(9,092)
					Monthly
CMBX NA BBB–.13 Index	(16,747)	221,000	16,199	12/16/72	(300 bp) —	(548)
					Monthly
CMBX NA BBB–.7 Index	(39,813)	182,000	35,909	1/17/47	(300 bp) —	(4,010)
					Monthly
CMBX NA BBB–.8 Index	(503,208)	3,171,000	496,262	10/17/57	(300 bp) —	(8,795)
					Monthly
CMBX NA BBB–.8 Index	(501,226)	3,171,000	496,262	10/17/57	(300 bp) —	(6,814)
					Monthly
CMBX NA BBB–.8 Index	(492,515)	3,147,000	492,506	10/17/57	(300 bp) —	(1,845)
					Monthly
CMBX NA BBB–.9 Index	(458,513)	1,938,000	213,761	9/17/58	(300 bp) —	(245,883)
					Monthly
Credit Suisse International
CMBX NA BB.10 Index	(467,516)	3,504,000	1,064,866	11/17/59	(500 bp) —	593,942
					Monthly
CMBX NA BB.10 Index	(415,378)	3,493,000	1,061,523	11/17/59	(500 bp) —	642,749
					Monthly
CMBX NA BB.10 Index	(227,964)	1,834,000	557,353	11/17/59	(500 bp) —	327,606
					Monthly
CMBX NA BB.8 Index	(350)	1,931	688	10/17/57	(500 bp) —	336
					Monthly
CMBX NA BB.9 Index	(2,038,421)	20,334,000	5,467,813	9/17/58	(500 bp) —	3,409,623
					Monthly
CMBX NA BBB–.7 Index	(83,041)	1,059,000	208,941	1/17/47	(300 bp) —	125,282
					Monthly

Diversified Income Trust 103

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/21 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International
CMBX NA BB.7 Index	$(605)	$4,000	$1,460	1/17/47	(500 bp) —	$850
					Monthly
CMBX NA A .6 Index	(10,136)	153,000	12,102	5/11/63	(200 bp) —	1,907
					Monthly
CMBX NA BB.10 Index	(9,339)	31,000	9,421	11/17/59	(500 bp) —	52
					Monthly
CMBX NA BB.12 Index	(272,051)	743,000	102,014	8/17/61	(500 bp) —	(170,760)
					Monthly
CMBX NA BB.7 Index	(349,448)	1,721,000	627,993	1/17/47	(500 bp) —	276,871
					Monthly
CMBX NA BB.7 Index	(224,362)	1,229,000	448,462	1/17/47	(500 bp) —	222,905
					Monthly
CMBX NA BB.7 Index	(17,367)	106,000	38,679	1/17/47	(500 bp) —	21,209
					Monthly
CMBX NA BB.8 Index	(4,192)	35,716	12,733	10/17/57	(500 bp) —	8,506
					Monthly
CMBX NA BB.9 Index	(356,757)	2,241,000	602,605	9/17/58	(500 bp) —	243,670
					Monthly
CMBX NA BB.9 Index	(164,938)	1,044,000	280,732	9/17/58	(500 bp) —	114,778
					Monthly
CMBX NA BB.9 Index	(11,660)	73,000	19,630	9/17/58	(500 bp) —	7,898
					Monthly
CMBX NA BB.9 Index	(2,380)	20,000	5,378	9/17/58	(500 bp) —	2,979
					Monthly
CMBX NA BB.9 Index	(2,407)	20,000	5,378	9/17/58	(500 bp) —	2,952
					Monthly
CMBX NA BB.9 Index	(505)	13,000	3,496	9/17/58	(500 bp) —	2,978
					Monthly
CMBX NA BBB– .10 Index	(8,311)	38,000	4,765	11/17/59	(300 bp) —	(3,568)
					Monthly
CMBX NA BBB– .12 Index	(7,408)	38,000	2,535	8/17/61	(300 bp) —	(4,896)
					Monthly
CMBX NA BBB–.12 Index	(9,118)	27,000	1,801	8/17/61	(300 bp) —	(7,333)
					Monthly
CMBX NA BBB–.13 Index	(7,350)	97,000	7,110	12/16/72	(300 bp) —	(240)
					Monthly
CMBX NA BBB–.6 Index	(5,649)	23,000	6,208	5/11/63	(300 bp) —	545
					Monthly
CMBX NA BBB–.7 Index	(410,020)	5,000,000	986,500	1/17/47	(300 bp) —	573,563
					Monthly
CMBX NA BBB–.8 Index	(2,509)	16,000	2,504	10/17/57	(300 bp) —	(14)
					Monthly
CMBX NA BBB–.8 Index	(154)	1,000	157	10/17/57	(300 bp) —	2
					Monthly

104 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/21 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC
CMBX NA BB.11 Index	$(2,307,528)	$4,231,000	$650,305	11/18/54	(500 bp) —	$(1,661,337)
					Monthly
CMBX NA BB.11 Index	(42,728)	83,000	38,022	5/11/63	(500 bp) —	(4,787)
					Monthly
CMBX NA BB.12 Index	(2,226,523)	4,054,000	556,614	8/17/61	(500 bp) —	(1,673,850)
					Monthly
CMBX NA BB.17 Index	(8,713,905)	17,796,000	6,493,760	1/17/47	(500 bp) —	(2,237,446)
					Monthly
CMBX NA BB.8 Index	(34,198)	66,605	23,745	10/17/57	(500 bp) —	(10,518)
					Monthly
CMBX NA BB.9 Index	(2,348,951)	4,753,000	1,278,082	9/17/58	(500 bp) —	(1,075,490)
					Monthly
CMBX NA BBB– .10 Index	(111,816)	678,000	85,021	11/17/59	(300 bp) —	(27,191)
					Monthly
CMBX NA BBB–.10 Index	(126,770)	450,000	56,430	11/17/59	(300 bp) —	(70,602)
					Monthly
CMBX NA BBB–.10 Index	(98,613)	331,000	41,507	11/17/59	(300 bp) —	(57,298)
					Monthly
CMBX NA BBB–.11 Index	(62,772)	200,000	11,820	11/18/54	(300 bp) —	(51,069)
					Monthly
CMBX NA BBB–.12 Index	(388,347)	1,112,000	74,170	8/17/61	(300 bp) —	(314,825)
					Monthly
CMBX NA BBB–.12 Index	(117,126)	353,000	23,545	8/17/61	(300 bp) —	(93,787)
					Monthly
CMBX NA BBB–.6 Index	(1,151,484)	4,250,000	1,147,075	5/11/63	(300 bp) —	(4,409)
					Monthly
CMBX NA BBB–.7 Index	(4,366,588)	18,600,000	3,669,780	1/17/47	(300 bp) —	(707,659)
					Monthly
Merrill Lynch International
CMBX NA BB.10 Index	(181,851)	3,196,000	971,264	11/17/59	(500 bp) —	786,307
					Monthly
CMBX NA BB.11 Index	(707,745)	1,432,000	220,098	11/18/54	(500 bp) —	(489,039)
					Monthly
CMBX NA BB.7 Index	(9,888)	57,000	20,799	1/17/47	(500 bp) —	10,855
					Monthly
CMBX NA BB.9 Index	(732,120)	18,793,000	5,053,438	9/17/58	(500 bp) —	4,303,047
					Monthly
CMBX NA BBB– .10 Index	(10,617)	49,000	6,145	11/17/59	(300 bp) —	(4,501)
					Monthly
CMBX NA BBB–.7 Index	(89,077)	1,087,000	214,465	1/17/47	(300 bp) —	124,754
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	(7,132)	70,000	13,811	1/17/47	(300 bp) —	6,638
					Monthly
CMBX NA BB.10 Index	(167,698)	1,599,000	485,936	11/17/59	(500 bp) —	316,684
					Monthly

Diversified Income Trust 105

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/21 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.11 Index	$(4,288)	$45,000	$6,917	11/18/54	(500 bp) —	$2,585
					Monthly
CMBX NA BB.11 Index	(3,535)	36,000	5,533	11/18/54	(500 bp) —	1,963
					Monthly
CMBX NA BB.12 Index	(125,112)	2,369,000	325,264	8/17/61	(500 bp) —	197,849
					Monthly
CMBX NA BB.12 Index	(111,821)	1,564,000	214,737	8/17/61	(500 bp) —	101,396
					Monthly
CMBX NA BB.12 Index	(76,301)	1,045,000	143,479	8/17/61	(500 bp) —	66,161
					Monthly
CMBX NA BB.12 Index	(65,821)	933,000	128,101	8/17/61	(500 bp) —	61,373
					Monthly
CMBX NA BB.12 Index	(517,800)	863,000	118,490	8/17/61	(500 bp) —	(400,149)
					Monthly
CMBX NA BB.12 Index	(22,625)	277,000	38,032	9/17/58	(500 bp) —	15,138
					Monthly
CMBX NA BB.7 Index	(627,449)	3,120,000	1,138,488	1/17/47	(500 bp) —	508,006
					Monthly
CMBX NA BB.7 Index	(223,682)	1,160,000	423,284	1/17/47	(500 bp) —	198,475
					Monthly
CMBX NA BB.7 Index	(158,631)	786,000	286,811	1/17/47	(500 bp) —	127,416
					Monthly
CMBX NA BB.7 Index	(131,172)	701,000	255,795	1/17/47	(500 bp) —	123,942
					Monthly
CMBX NA BB.8 Index	(20,269)	39,577	14,109	10/17/57	(500 bp) —	(6,199)
					Monthly
CMBX NA BB.9 Index	(83,998)	2,381,000	640,251	9/17/58	(500 bp) —	553,937
					Monthly
CMBX NA BB.9 Index	(255,968)	1,923,000	517,095	9/17/58	(500 bp) —	259,256
					Monthly
CMBX NA BB.9 Index	(258,098)	1,900,000	510,910	9/17/58	(500 bp) —	250,966
					Monthly
CMBX NA BB.9 Index	(250,750)	1,834,000	493,163	9/17/58	(500 bp) —	240,629
					Monthly
CMBX NA BB.9 Index	(203,933)	1,356,000	364,628	9/17/58	(500 bp) —	159,377
					Monthly
CMBX NA BB.9 Index	(162,803)	1,079,000	290,143	9/17/58	(500 bp) —	126,291
					Monthly
CMBX NA BB.9 Index	(134,108)	886,000	238,245	9/17/58	(500 bp) —	103,277
					Monthly
CMBX NA BB.9 Index	(3,668)	74,000	19,899	9/17/58	(500 bp) —	16,159
					Monthly
CMBX NA BB.9 Index	(4,850)	40,000	10,756	9/17/58	(500 bp) —	5,867
					Monthly
CMBX NA BB.9 Index	(1,486)	38,000	10,218	9/17/58	(500 bp) —	8,696
					Monthly

106 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/21 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.9 Index	$(2,339)	$38,000	$10,218	9/17/58	(500 bp) —	$7,842
					Monthly
CMBX NA BB.9 Index	(1,728)	23,000	6,185	9/17/58	(500 bp) —	4,434
					Monthly
CMBX NA BB.9 Index	(2,425)	20,000	5,378	9/17/58	(500 bp) —	2,934
					Monthly
CMBX NA BB.9 Index	(861)	14,000	3,765	9/17/58	(500 bp) —	2,890
					Monthly
CMBX NA BB.9 Index	(1,514)	10,000	2,689	9/17/58	(500 bp) —	1,166
					Monthly
CMBX NA BB.9 Index	(54)	1,000	269	9/17/58	(500 bp) —	214
					Monthly
CMBX NA BBB– . 8 Index	(836,165)	5,375,000	841,188	10/17/57	(300 bp) —	1,888
					Monthly
CMBX NA BBB– . 8 Index	(426,068)	2,717,000	425,211	10/17/57	(300 bp) —	(2,442)
					Monthly
CMBX NA BBB– .10 Index	(166,387)	987,000	123,770	11/17/59	(300 bp) —	(43,193)
					Monthly
CMBX NA BBB– .10 Index	(83,477)	385,000	48,279	11/17/59	(300 bp) —	(35,423)
					Monthly
CMBX NA BBB– .10 Index	(73,306)	339,000	42,511	11/17/59	(300 bp) —	(30,994)
					Monthly
CMBX NA BBB– .10 Index	(17,975)	76,000	9,530	11/17/59	(300 bp) —	(8,489)
					Monthly
CMBX NA BBB– .10 Index	(16,090)	66,000	8,276	11/17/59	(300 bp) —	(7,852)
					Monthly
CMBX NA BBB– .10 Index	(7,309)	61,000	7,649	11/17/59	(300 bp) —	305
					Monthly
CMBX NA BBB– .10 Index	(8,950)	41,000	5,141	11/17/59	(300 bp) —	(3,832)
					Monthly
CMBX NA BBB– .10 Index	(8,954)	39,000	4,891	11/17/59	(300 bp) —	(4,086)
					Monthly
CMBX NA BBB– .12 Index	(221,082)	973,000	64,899	8/17/61	(300 bp) —	(156,751)
					Monthly
CMBX NA BBB–.10 Index	(288,475)	2,338,000	293,185	11/17/59	(300 bp) —	3,346
					Monthly
CMBX NA BBB–.10 Index	(160,942)	1,269,000	159,133	11/17/59	(300 bp) —	(2,444)
					Monthly
CMBX NA BBB–.10 Index	(2,537)	20,000	2,508	11/17/59	(300 bp) —	(39)
					Monthly
CMBX NA BBB–.11 Index	(191,080)	1,214,000	71,747	11/18/54	(300 bp) —	(120,041)
					Monthly
CMBX NA BBB–.12 Index	(58,425)	189,000	12,606	8/17/61	(300 bp) —	(45,929)
					Monthly
CMBX NA BBB–.7 Index	(187,298)	2,950,000	582,035	1/17/47	(300 bp) —	393,010
					Monthly

Diversified Income Trust 107

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/21 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB–.8 Index	$(149,059)	$962,000	$150,553	10/17/57	(300 bp) —	$939
					Monthly
CMBX NA BBB–.8 Index	(15,432)	99,000	15,494	10/17/57	(300 bp) —	4
					Monthly
CMBX NA BBB–.8 Index	(155)	1,000	157	10/17/57	(300 bp) —	1
					Monthly
Upfront premium received	944		Unrealized appreciation			16,946,643
Upfront premium (paid)	(43,366,079)		Unrealized (depreciation)			(12,857,044)
Total	$(43,365,135)		Total			$4,089,599

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

108 Diversified Income Trust

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Energy	$—	$1,417	$—
Financials	—	—	175,877
Total common stocks	—	1,417	175,877
Asset-backed securities	—	26,936,777	—
Convertible bonds and notes	—	232,312,333	—
Corporate bonds and notes	—	521,061,317	—
Foreign government and agency bonds and notes	—	335,123,189	—
Mortgage-backed securities	—	1,035,464,555	—
Purchased options outstanding	—	3,268,786	—
Purchased swap options outstanding	—	108,787,707	—
Senior loans	—	64,035,610	—
U.S. government and agency mortgage obligations	—	2,198,296,854	—
U.S. treasury obligations	—	10,062,871	—
Short-term investments	4,637,000	837,845,826	—
Totals by level	$4,637,000	$5,373,197,242	$175,877

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$3,030,261	$—
Futures contracts	4,372,888	—	—
Written options outstanding	—	(6,633,067)	—
Written swap options outstanding	—	(127,188,129)	—
Forward premium swap option contracts	—	(1,540,130)	—
TBA sale commitments	—	(1,079,653,909)	—
Interest rate swap contracts	—	37,265,762	—
Total return swap contracts	—	(50,522,014)	—
Credit default contracts	—	(168,550,167)	—
Totals by level	$4,372,888	$(1,393,791,393)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Diversified Income Trust 109

Statement of assets and liabilities 3/31/21 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $5,214,528,192)	$5,123,361,138
Affiliated issuers (identified cost $254,648,981) (Note 5)	254,648,981
Cash	13,086,622
Foreign currency (cost $1,714) (Note 1)	606
Interest and other receivables	26,409,416
Receivable for shares of the fund sold	7,647,429
Receivable for investments sold	7,503,095
Receivable for sales of TBA securities (Note 1)	713,387,125
Receivable for variation margin on futures contracts (Note 1)	1,328,000
Receivable for variation margin on centrally cleared swap contracts (Note 1)	25,427,351
Unrealized appreciation on forward currency contracts (Note 1)	25,631,535
Unrealized appreciation on forward premium swap option contracts (Note 1)	90,785,145
Unrealized appreciation on OTC swap contracts (Note 1)	28,588,247
Premium paid on OTC swap contracts (Note 1)	43,366,079
Prepaid assets	80,773
Total assets	6,361,251,542

LIABILITIES
Payable for investments purchased	44,860,095
Payable for purchases of delayed delivery securities (Note 1)	1,035,000
Payable for purchases of TBA securities (Note 1)	1,835,657,276
Payable for shares of the fund repurchased	5,375,599
Payable for compensation of Manager (Note 2)	1,299,879
Payable for custodian fees (Note 2)	245,576
Payable for investor servicing fees (Note 2)	659,526
Payable for Trustee compensation and expenses (Note 2)	886,339
Payable for administrative services (Note 2)	9,201
Payable for distribution fees (Note 2)	845,584
Payable for variation margin on centrally cleared swap contracts (Note 1)	26,998,044
Unrealized depreciation on forward currency contracts (Note 1)	22,601,274
Unrealized depreciation on forward premium swap option contracts (Note 1)	92,325,275
Written options outstanding, at value (premiums $133,504,926) (Note 1)	133,821,196
TBA sale commitments, at value (proceeds receivable $1,084,931,875) (Note 1)	1,079,653,909
Unrealized depreciation on OTC swap contracts (Note 1)	115,731,820
Premium received on OTC swap contracts (Note 1)	124,474,289
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 9)	14,699,871
Other accrued expenses	467,282
Total liabilities	3,501,647,035

Net assets	$2,859,604,507

(Continued on next page)

110 Diversified Income Trust

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$4,097,660,284
Total distributable earnings (Note 1)	(1,238,055,777)
Total — Representing net assets applicable to capital shares outstanding	$2,859,604,507

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($906,650,965 divided by 133,253,892 shares)	$6.80
Offering price per class A share (100/96.00 of $6.80)*	$7.08
Net asset value and offering price per class B share ($11,418,119 divided by 1,699,981 shares)**	$6.72
Net asset value and offering price per class C share ($269,986,837 divided by 40,565,077 shares)**	$6.66
Net asset value and redemption price per class M share
($86,279,514 divided by 12,988,567 shares)	$6.64
Offering price per class M share (100/96.75 of $6.64)†	$6.86
Net asset value, offering price and redemption price per class R share
($2,277,990 divided by 340,205 shares)	$6.70
Net asset value, offering price and redemption price per class R6 share
($33,383,572 divided by 4,965,191 shares)	$6.72
Net asset value, offering price and redemption price per class Y share
($1,549,607,510 divided by 230,341,851 shares)	$6.73

*On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

†On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Diversified Income Trust 111

Statement of operations Six months ended 3/31/21 (Unaudited)

INVESTMENT INCOME
Interest (net of foreign tax of $12,691) (including interest income of $223,766 from investments
in affiliated issuers) (Note 5)	$68,057,010
Total investment income	68,057,010

EXPENSES
Compensation of Manager (Note 2)	7,785,216
Investor servicing fees (Note 2)	2,049,886
Custodian fees (Note 2)	153,883
Trustee compensation and expenses (Note 2)	67,242
Distribution fees (Note 2)	2,943,433
Administrative services (Note 2)	48,882
Other	497,404
Total expenses	13,545,946
Expense reduction (Note 2)	(21,729)
Net expenses	13,524,217

Net investment income	54,532,793

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	109,255,135
Net increase from payments by affiliates (Note 2)	5,727
Foreign currency transactions (Note 1)	(238,815)
Forward currency contracts (Note 1)	(2,042,158)
Futures contracts (Note 1)	(12,773,866)
Swap contracts (Note 1)	(48,388,114)
Written options (Note 1)	20,081,090
Total net realized gain	65,898,999
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(22,810,278)
Assets and liabilities in foreign currencies	8,128
Forward currency contracts	538,365
Futures contracts	8,111,408
Swap contracts	57,714,822
Written options	42,788,078
Total change in net unrealized appreciation	86,350,523

Net gain on investments	152,249,522

Net increase in net assets resulting from operations	$206,782,315

The accompanying notes are an integral part of these financial statements.

112 Diversified Income Trust

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 3/31/21*	Year ended 9/30/20
Operations
Net investment income	$54,532,793	$145,387,695
Net realized gain (loss) on investments
and foreign currency transactions	65,898,999	(33,313,144)
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	86,350,523	(320,471,420)
Net increase (decrease) in net assets resulting
from operations	206,782,315	(208,396,869)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(15,221,613)	(39,856,259)
Class B	(164,652)	(538,765)
Class C	(4,133,715)	(13,887,043)
Class M	(1,427,832)	(3,657,452)
Class R	(37,331)	(90,621)
Class R6	(646,512)	(1,175,827)
Class Y	(28,444,166)	(95,319,649)
Decrease from capital share transactions (Note 4)	(324,484,912)	(884,369,190)
Total decrease in net assets	(167,778,418)	(1,247,291,675)

NET ASSETS
Beginning of period	3,027,382,925	4,274,674,600
End of period	$2,859,604,507	$3,027,382,925

*Unaudited.

The accompanying notes are an integral part of these financial statements.

Diversified Income Trust 113

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	end of period	(%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
March 31, 2021**	$6.45	.12	.34	.46	(.11)	(.11)	$6.80	7.22*	$906,651	.49*	1.81*	712*
September 30, 2020	6.99	.25	(.52)	(.27)	(.27)	(.27)	6.45	(3.91)	890,025.99		3.78	1,110
September 30, 2019	6.96	.28	.06	.34	(.31)	(.31)	6.99	5.00	1,109,333.98		4.05	701
September 30, 2018	7.07	.31	(.04)	.27	(.38)	(.38)	6.96	3.81	1,293,136.98		4.39	580
September 30, 2017	6.86	.32	.29	.61	(.40)	(.40)	7.07	9.04	1,210,996.99		4.54	937
September 30, 2016	7.08	.37	(.22)	.15	(.37)	(.37)	6.86	2.25	1,238,618	1.00[e]	5.48[e]	835
Class B
March 31, 2021**	$6.37	.09	.35	.44	(.09)	(.09)	$6.72	6.91*	$11,418	.86*	1.38*	712*
September 30, 2020	6.91	.20	(.52)	(.32)	(.22)	(.22)	6.37	(4.67)	12,991	1.74	2.99	1,110
September 30, 2019	6.88	.23	.05	.28	(.25)	(.25)	6.91	4.26	19,923	1.73	3.31	701
September 30, 2018	6.99	.25	(.04)	.21	(.32)	(.32)	6.88	3.05	29,465	1.73	3.65	580
September 30, 2017	6.79	.26	.28	.54	(.34)	(.34)	6.99	8.17	43,182	1.74	3.79	937
September 30, 2016	7.01	.32	(.22)	.10	(.32)	(.32)	6.79	1.52	54,180	1.75[e]	4.74[e]	835
Class C
March 31, 2021**	$6.31	.10	.34	.44	(.09)	(.09)	$6.66	6.98*	$269,987	.86*	1.45*	712*
September 30, 2020	6.85	.20	(.52)	(.32)	(.22)	(.22)	6.31	(4.70)	325,092	1.74	3.04	1,110
September 30, 2019	6.82	.22	.07	.29	(.26)	(.26)	6.85	4.31	484,676	1.73	3.33	701
September 30, 2018	6.94	.25	(.04)	.21	(.33)	(.33)	6.82	3.00	600,600	1.73	3.65	580
September 30, 2017	6.75	.26	.27	.53	(.34)	(.34)	6.94	8.07	607,113	1.74	3.80	937
September 30, 2016	6.96	.32	(.21)	.11	(.32)	(.32)	6.75	1.68	649,723	1.75[e]	4.74[e]	835
Class M
March 31, 2021**	$6.30	.11	.34	.45	(.11)	(.11)	$6.64	7.12*	$86,280	.61*	1.65*	712*
September 30, 2020	6.84	.23	(.51)	(.28)	(.26)	(.26)	6.30	(4.19)	86,104	1.24	3.49	1,110
September 30, 2019	6.82	.25	.06	.31	(.29)	(.29)	6.84	4.75	111,949	1.23	3.76	701
September 30, 2018	6.94	.28	(.04)	.24	(.36)	(.36)	6.82	3.53	118,582	1.23	4.11	580
September 30, 2017	6.75	.29	.28	.57	(.38)	(.38)	6.94	8.67	129,640	1.24	4.26	937
September 30, 2016	6.97	.35	(.22)	.13	(.35)	(.35)	6.75	2.11	137,777	1.25[e]	5.21[e]	835
Class R
March 31, 2021**	$6.35	.11	.35	.46	(.11)	(.11)	$6.70	7.22*	$2,278	.61*	1.69*	712*
September 30, 2020	6.89	.23	(.52)	(.29)	(.25)	(.25)	6.35	(4.18)	2,120	1.24	3.52	1,110
September 30, 2019	6.87	.25	.06	.31	(.29)	(.29)	6.89	4.70	2,423	1.23	3.74	701
September 30, 2018	6.98	.29	(.04)	.25	(.36)	(.36)	6.87	3.64	2,404	1.23	4.13	580
September 30, 2017	6.78	.30	.28	.58	(.38)	(.38)	6.98	8.74	2,559	1.24	4.29	937
September 30, 2016	7.00	.35	(.22)	.13	(.35)	(.35)	6.78	2.08	3,398	1.25[e]	5.26[e]	835

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

114 Diversified Income Trust	Diversified Income Trust 115

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	end of period	(%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%) [d]
Class R6
March 31, 2021**	$6.38	.13	.34	.47	(.13)	(.13)	$6.72	7.34*	$33,384	.32*	2.02*	712*
September 30, 2020	6.92	.27	(.52)	(.25)	(.29)	(.29)	6.38	(3.60)	36,162.64		4.14	1,110
September 30, 2019	6.89	.30	.06	.36	(.33)	(.33)	6.92	5.42	17,243.64		4.38	701
September 30, 2018	7.00	.33	(.04)	.29	(.40)	(.40)	6.89	4.20	14,848.64		4.75	580
September 30, 2017	6.80	.34	.28	.62	(.42)	(.42)	7.00	9.34	11,032.65		4.90	937
September 30, 2016	7.02	.40	(.23)	.17	(.39)	(.39)	6.80	2.64	10,097	.65[e]	5.88[e]	835
Class Y
March 31, 2021**	$6.38	.13	.34	.47	(.12)	(.12)	$6.73	7.41*	$1,549,608	.36*	1.99*	712*
September 30, 2020	6.91	.27	(.52)	(.25)	(.28)	(.28)	6.38	(3.60)	1,674,889.74		4.07	1,110
September 30, 2019	6.88	.29	.06	.35	(.32)	(.32)	6.91	5.30	2,529,128.73		4.33	701
September 30, 2018	7.00	.32	(.05)	.27	(.39)	(.39)	6.88	3.95	2,661,444.73		4.64	580
September 30, 2017	6.80	.33	.28	.61	(.41)	(.41)	7.00	9.24	1,592,134.74		4.79	937
September 30, 2016	7.01	.39	(.22)	.17	(.38)	(.38)	6.80	2.66	966,548	.75[e]	5.73[e]	835

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

116 Diversified Income Trust	Diversified Income Trust 117

Notes to financial statements 3/31/21 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2020 through March 31, 2021.

Putnam Diversified Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide, are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). The fund currently has significant investment exposure to residential and commercial mortgage-backed investments. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Prior to March 1, 2021, class C shares generally converted to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class M, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

118 Diversified Income Trust

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Diversified Income Trust 119

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

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Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

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The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

122 Diversified Income Trust

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

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With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $206,273,612 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $204,032,253 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (overnight LIBOR prior to October 16, 2020) for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (1.30% prior to October 16, 2020) for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At September 30, 2020, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$741,664,542	$166,124,338	$907,788,880

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Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $85,434,623 to its fiscal year ending September 30, 2021 of late year ordinary losses ((i) ordinary losses recognized between January 1, 2020 and September 30, 2020, and (ii) specified ordinary and currency losses recognized between November 1, 2019 and September 30, 2020).

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $4,288,810,814, resulting in gross unrealized appreciation and depreciation of $461,897,932 and $762,117,132, respectively, or net unrealized depreciation of $300,219,200.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.700%	of the first $5 billion,	0.500%	of the next $50 billion,
0.650%	of the next $5 billion,	0.480%	of the next $50 billion,
0.600%	of the next $10 billion,	0.470%	of the next $100 billion and
0.550%	of the next $10 billion,	0.465%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.266% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $5,727 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

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Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$636,924	Class R	1,642
Class B	8,732	Class R6	8,600
Class C	217,532	Class Y	1,114,267
Class M	62,189	Total	$2,049,886

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $21,729 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,998, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,123,566
Class B	1.00%	1.00%	61,558
Class C	1.00%	1.00%	1,533,128
Class M	1.00%	0.50%	219,394
Class R	1.00%	0.50%	5,787
Total			$2,943,433

126 Diversified Income Trust

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $28,973 and no monies from the sale of class A and class M shares, respectively, and received $683 and $573 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $157 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$25,623,388,863	$25,949,042,661
U.S. government securities (Long-term)	—	—
Total	$25,623,388,863	$25,949,042,661

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 3/31/21		YEAR ENDED 9/30/20
Class A	Shares	Amount	Shares	Amount
Shares sold	12,935,396	$87,730,257	28,884,424	$195,566,286
Shares issued in connection with
reinvestment of distributions	2,028,270	13,681,514	5,494,079	36,401,073
	14,963,666	101,411,771	34,378,503	231,967,359
Shares repurchased	(19,633,120)	(132,231,283)	(55,114,967)	(363,677,678)
Net decrease	(4,669,454)	$(30,819,512)	(20,736,464)	$(131,710,319)

	SIX MONTHS ENDED 3/31/21		YEAR ENDED 9/30/20
Class B	Shares	Amount	Shares	Amount
Shares sold	7,392	$49,216	70,621	$465,120
Shares issued in connection with
reinvestment of distributions	22,377	148,957	73,873	483,974
	29,769	198,173	144,494	949,094
Shares repurchased	(368,828)	(2,450,617)	(990,005)	(6,455,454)
Net decrease	(339,059)	$(2,252,444)	(845,511)	$(5,506,360)

Diversified Income Trust 127

	SIX MONTHS ENDED 3/31/21		YEAR ENDED 9/30/20
Class C	Shares	Amount	Shares	Amount
Shares sold	1,246,864	$8,278,960	5,243,554	$35,201,228
Shares issued in connection with
reinvestment of distributions	580,652	3,828,851	1,890,241	12,260,235
	1,827,516	12,107,811	7,133,795	47,461,463
Shares repurchased	(12,745,269)	(84,386,833)	(26,422,769)	(170,758,656)
Net decrease	(10,917,753)	$(72,279,022)	(19,288,974)	$(123,297,193)

	SIX MONTHS ENDED 3/31/21		YEAR ENDED 9/30/20
Class M	Shares	Amount	Shares	Amount
Shares sold	—	$—	13,364	$91,541
Shares issued in connection with
reinvestment of distributions	—	—	11,888	81,315
	—	—	25,252	172,856
Shares repurchased	(670,100)	(4,429,222)	(2,732,800)	(18,549,583)
Net decrease	(670,100)	$(4,429,222)	(2,707,548)	$(18,376,727)

	SIX MONTHS ENDED 3/31/21		YEAR ENDED 9/30/20
Class R	Shares	Amount	Shares	Amount
Shares sold	69,847	$465,674	70,659	$459,743
Shares issued in connection with
reinvestment of distributions	5,472	36,346	13,594	88,338
	75,319	502,020	84,253	548,081
Shares repurchased	(68,772)	(464,203)	(102,265)	(677,774)
Net increase (decrease)	6,547	$37,817	(18,012)	$(129,693)

	SIX MONTHS ENDED 3/31/21		YEAR ENDED 9/30/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	412,385	$2,764,000	4,580,833	$29,457,619
Shares issued in connection with
reinvestment of distributions	95,222	634,245	176,191	1,137,662
	507,607	3,398,245	4,757,024	30,595,281
Shares repurchased	(1,211,476)	(8,053,408)	(1,580,244)	(10,389,978)
Net increase (decrease)	(703,869)	$(4,655,163)	3,176,780	$20,205,303

	SIX MONTHS ENDED 3/31/21		YEAR ENDED 9/30/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	34,038,720	$227,905,427	137,289,072	$920,726,339
Shares issued in connection with
reinvestment of distributions	3,447,523	22,989,673	12,038,352	79,119,592
	37,486,243	250,895,100	149,327,424	999,845,931
Shares repurchased	(69,649,602)	(460,982,466)	(252,614,949)	(1,625,400,132)
Net decrease	(32,163,359)	$(210,087,366)	(103,287,525)	$(625,554,201)

128 Diversified Income Trust

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/20	cost	proceeds	income	of 3/31/21
Short-term investments
Putnam Short Term
Investment Fund**	$345,792,213	$478,674,329	$569,817,561	$223,766	$254,648,981
Total Short-term
investments	$345,792,213	$478,674,329	$569,817,561	$223,766	$254,648,981

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. In November 2020, this date was extended until June 30, 2023, for certain widely followed tenors (overnight and one-, three-, six- and 12-month U.S. dollar LIBOR). LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to June 30, 2023.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate

Diversified Income Trust 129

participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$1,067,600,000
Purchased currency option contracts (contract amount)	$581,700,000
Purchased swap option contracts (contract amount)	$9,507,800,000
Written TBA commitment option contracts (contract amount)	$1,067,600,000
Written currency option contracts (contract amount)	$550,000,000
Written swap option contracts (contract amount)	$8,114,100,000
Futures contracts (number of contracts)	20,000
Forward currency contracts (contract amount)	$3,433,500,000
Centrally cleared interest rate swap contracts (notional)	$14,705,300,000
OTC total return swap contracts (notional)	$175,300,000
Centrally cleared total return swap contracts (notional)	$2,434,100,000
OTC credit default contracts (notional)	$1,059,600,000
Warrants (number of warrants)	42,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$47,454,734	Payables	$216,065,802
Foreign exchange
contracts	Receivables	25,631,535	Payables	22,601,274
	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	432,206,263*	Unrealized depreciation	464,333,559*
Total		$505,292,532		$703,000,635

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

130 Diversified Income Trust

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(24,196,137)	$(24,196,137)
Foreign exchange contracts	9,559,390	—	(2,042,158)	—	$7,517,232
Interest rate contracts	95,279,002	(12,773,866)	—	(24,191,977)	$58,313,159
Total	$104,838,392	$(12,773,866)	$(2,042,158)	$(48,388,114)	$41,634,254

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$54,502,542	$54,502,542
Foreign exchange contracts	2,137,518	—	538,365	—	$2,675,883
Interest rate contracts	(34,360,540)	8,111,408	—	3,212,280	$(23,036,852)
Total	$(32,223,022)	$8,111,408	$538,365	$57,714,822	$34,141,573

Diversified Income Trust 131

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	Wells Fargo Bank, N.A.	WestPac Banking Corp.	Total
Assets:
Centrally cleared
interest rate
swap contracts§	$—	$—	$24,641,842	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$24,641,842
OTC Total
return swap
contracts*#	17,028	168,385	—	2,088	—	418,324	—	368,786	—	44,156	22,165	—	—	—	—	—	—	—	—	1,040,932
Centrally cleared
total return
swap contracts§	—	—	785,509	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	785,509
OTC Credit
default
contracts —
protection
sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit
default
contracts —
protection
purchased*#	—	—	—	—	5,826,928	8,332,208	—	3,171,520	—	—	14,107,081	6,462,721	9,554,276	—	—	—	—	—	—	47,454,734
Futures
contracts§	—	—	—	—	—	—	—	—	—	—	1,328,000	—	—	—	—	—	—	—	—	1,328,000
Forward
currency
contracts#	312,994	836,667	—	1,753,534	—	392,585	—	4,479,788	883,989	755,269	—	—	730,164	1,964,507	9,554,206	942,958	2,235,674	—	789,200	25,631,535
Forward
premium
swap option
contracts#	29,484,793	977,801	—	14,633,125	—	—	—	1,539,773	—	15,041,511	—	—	4,083,463	—	—	3,574,560	16,172,415	5,277,704	—	90,785,145
Purchased swap
options**#	4,794,104	5,983,447	—	2,741,474	—	—	—	9,823,725	—	49,497,603	—	—	29,697,868	—	—	2,531,218	3,718,268	—	—	108,787,707
Purchased
options**#	—	—	—	—	—	—	—	—	—	3,268,786	—	—	—	—	—	—	—	—	—	3,268,786
Total Assets	$34,608,919	$7,966,300	$25,427,351	$19,130,221	$5,826,928	$9,143,117	$—	$19,383,592	$883,989	$68,607,325	$15,457,246	$6,462,721	$44,065,771	$1,964,507	$9,554,206	$7,048,736	$22,126,357	$5,277,704	$789,200	$303,724,190

132 Diversified Income Trust	Diversified Income Trust 133

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	Wells Fargo Bank, N.A.	WestPac Banking Corp.	Total
Liabilities:
Centrally cleared
interest rate
swap contracts§	$—	$—	$25,569,345	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$25,569,345
OTC Total
return swap
contracts*#	—	168,826	—	—	—	92,278	593	197,553	—	45,473	176,924	—	60,901	—	—	—	—	—	—	742,548
Centrally cleared
total return
swap contracts§	—	—	1,428,699	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,428,699
OTC Credit
default
contracts —
protection
sold*#	1,963,776	—	—	—	26,742,399	59,963,255	138,160	23,453,880	—	—	48,659,949	13,683,431	41,400,051	—	—	—	—	—	—	216,004,901
OTC Credit
default
contracts —
protection
purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures
contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forward
currency
contracts#	1,298,242	1,528,896	—	610,359	—	595,467	—	1,057,362	2,293,452	1,495,382	—	—	4,837,117	1,566,563	1,991,717	1,393,933	3,529,701	—	403,083	22,601,274
Forward
premium
swap option
contracts#	20,459,137	22,280,198	—	11,645,945	—	—	—	2,355,255	—	18,652,257	—	—	2,961,666	—	—	2,023,369	9,428,527	2,518,921	—	92,325,275
Written swap
options#	5,794,533	3,798,793	—	16,587,263	—	—	—	10,754,812	—	47,742,808	—	—	30,639,528	—	—	4,250,956	7,619,436	—	—	127,188,129
Written options#	—	—	—	—	—	—	—	—	—	6,633,067	—	—	—	—	—	—	—	—	—	6,633,067
Total Liabilities	$29,515,688	$27,776,713	$26,998,044	$28,843,567	$26,742,399	$60,651,000	$138,753	$37,818,862	$2,293,452	$74,568,987	$48,836,873	$13,683,431	$79,899,263	$1,566,563	$1,991,717	$7,668,258	$20,577,664	$2,518,921	$403,083	$492,493,238
Total Financial
and Derivative
Net Assets	$5,093,231	$(19,810,413)	$(1,570,693)	$(9,713,346)	$(20,915,471)	$(51,507,883)	$(138,753)	$(18,435,270)	$(1,409,463)	$(5,961,662)	$(33,379,627)	$(7,220,710)	$(35,833,492)	$397,944	$7,562,489	$(619,522)	$1,548,693	$2,758,783	$386,117	$(188,769,048)
Total collateral
received
(pledged)†##	$1,555,729	$(6,507,912)	$—	$(9,493,000)	$(20,915,471)	$(51,507,883)	$(138,753)	$(18,435,270)	$(1,352,955)	$(5,961,662)	$(33,379,627)	$(7,220,710)	$(35,758,054)	$373,918	$7,562,489	$(619,522)	$1,540,000	$2,400,000	$—
Net amount	$3,537,502	$(13,302,501)	$(1,570,693)	$(220,346)	$—	$—	$—	$—	$(56,508)	$—	$—	$—	$(75,438)	$24,026	$—	$—	$8,693	$358,783	$386,117

134 Diversified Income Trust	Diversified Income Trust 135

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	Wells Fargo Bank, N.A.	WestPac Banking Corp.	Total
Controlled
collateral
received
(including TBA
commitments)**	$1,555,729	$—	$—	$—	$—	$—	$—	$—	$—	$—	$697,000	$—	$—	$373,918	$8,133,224	$—	$1,540,000	$2,400,000	$—	$14,699,871
Uncontrolled
collateral
received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral
(pledged)
(including TBA
commitments)**	$—	$(6,507,912)	$—	$(9,493,000)	$(21,043,767)	$(51,727,556)	$(143,000)	$(18,473,624)	$(1,352,955)	$(15,520,448)	$(36,063,125)	$(7,242,883)	$(35,758,054)	$—	$—	$(705,929)	$—	$—	$—	$(204,032,253)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

**Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $9,268,246 and $59,992,474, respectively.

Note 10: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

136 Diversified Income Trust	Diversified Income Trust 137

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Focused International Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
International Value Fund
Large Cap Value Fund	State tax-free income funds‡:
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania.

138 Diversified Income Trust

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2065 Fund
Putnam Retirement Advantage 2060 Fund
Putnam PanAgora§	Putnam Retirement Advantage 2055 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2050 Fund
Putnam Retirement Advantage 2045 Fund
Asset Allocation	Putnam Retirement Advantage 2040 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2035 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2030 Fund
Putnam Retirement Advantage 2025 Fund
Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund	RetirementReady® Maturity Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® 2065 Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

§ Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Diversified Income Trust 139

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

140 Diversified Income Trust

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
Marketing Services	Mona K. Sutphen	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Principal Accounting Officer,
	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Diversified Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 26, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: May 26, 2021